As filed with the Securities and Exchange Commission on April 29, 2011.

1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
Pre-Effective Amendment No. ___
Post-Effective Amendment No.  62
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
Amendment No.  63

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

9800 Fredericksburg Road, San Antonio, TX  78288
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code (210) 498-0226

Christopher P. Laia, Secretary
USAA MUTUAL FUNDS TRUST
9800 Fredericksburg Road
San Antonio, TX  78288-0227
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___ immediately upon filing pursuant to paragraph (b)
_ X__ on (May 1, 2011) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_ _ on (date) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

_____  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exhibit Index Page 694

  Part A

The Prospectuses for the

S&P 500 Index Fund, Extended Market Index Fund,

Nasdaq-100 Index Fund, Total Return Strategy Fund,

Global Opportunities Fund, Real Return Fund, Real Return Fund Institutional Shares,

Ultra Short-Term Bond Fund, Target Retirement Income Fund,

Target Retirement 2020 Fund, Target Retirement 2030 Fund,

Target Retirement 2040 Fund, and Target Retirement 2050 Fund

 are included herein

Part A

Prospectus for the

S&P 500 Index Fund

 Included herein

USAA
EAGLE
LOGO (R)

PROSPECTUS
USAA S&P 500 INDEX FUND
TICKER SYMBOL: MEMBER SHARES (USSPX)
TICKER SYMBOL: REWARD SHARES (USPRX)
MAY 1, 2011

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Performance	4
Investment Adviser	6
Subadviser(s)	6
Portfolio Manager(s)	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	8
Investment Objective	9
Principal Investment Strategy	9
Risks	12
Portfolio Holdings	13
Fund Management	13
Portfolio Manager(s)	15
Purchases and Redemptions	15
How to Convert Shares	21
Exchanges	22
Other Important Information About Purchases and Redemptions	23
Shareholder Information	27
Financial Highlights	31
Additional Information on the S&P 500 Index	34

INVESTMENT OBJECTIVE

The USAA S&P 500 Index Fund (the Fund) seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index1. The S&P 500 Index emphasizes stocks of large U.S. companies.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
	Member Shares	Reward Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Maintenance Fee (for fund account balances below $10,000)	$10/year*	None

*USAA Shareholder Account Services, the Fund’s transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. We deduct $2.50 per quarter from your account to pay the annual fee.

1 “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use.

1 | USAA S&P 500 Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Member Shares	Reward Shares
Management Fee	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.26%	0.14%
Total Annual Operating Expenses	0.36%	0.24%
Reimbursement From Adviser	(0.11%)	(0.09%)
Total Annual Operating Expenses After Reimbursement	0.25%(a)	0.15%(a)

(a)    The Adviser has agreed, through May 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Member Shares and Reward Shares so that the total annual operating expenses of the Member Shares and Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares’ and 0.15% of the Reward Shares’ average daily net assets, respectively. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

	1 Year	3 Years	5 Years	10 Years
Member Shares	$37	$116	$202	$456
Reward Shares	$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in

Prospectus | 2

higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest at least 80% of the Fund’s assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds.

While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow affect how closely the Fund will mirror the S&P 500 Index.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3 | USAA S&P 500 Index Fund

PERFORMANCE

The Fund is divided into two classes of shares, Member Shares and Reward Shares. The following bar chart provides some indication of the risks of investing in the Fund and illustrates the volatility and performance of the Fund’s Member Shares from year to year for each full calendar year over the past
10 years.

■ RISK/RETURN BAR CHART   ■
[Barchart]
Annual Returns For Periods Ended December 31

CALENDAR YEAR	TOTAL RETURN
2010	14.81%
2009	26.28%
2008	-37.13%
2007	5.32%
2006	15.54%
2005	4.77%
2004	10.51%
2003	28.05%
2002	-22.19%
2001	12.09%

THREE-MONTH YTD TOTAL RETURN
5.81% (3/31/10)
BEST QUARTER*	WORST QUARTER*
20.85% 2nd Qtr. 2001	-34.20% 1st Qtr. 2001
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

Prospectus | 4

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

5 | USAA S&P 500 Index Fund

■	AVERAGE ANNUAL TOTAL RETURNS			■
For The Periods Ended December 31, 2010

	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception*
S&P 500 Index Fund Member Shares
Return Before Taxes**	14.81%	2.09%	1.18%	6.34%
Return After Taxes
on Distributions**	14.52%	1.81%	0.86%	5.88%
Return After Taxes on
Distributions and Sale of
Fund Shares**	9.97%	1.78%	0.92%	5.44%
S&P 500 Index Fund Reward Shares
Return Before Taxes**	14.99%	2.23%	NA	3.63%
S&P 500 Index (reflects
no deduction for fees,
expenses or taxes)***	15.06%	2.29%	1.41%	6.43%

* The inception date of the S&P 500 Index Fund Member Shares is May 1, 1996, while the inception date of the S&P 500 Index Fund Reward Shares is May 1, 2002.
** Excludes $10 account maintenance fee, which is waived for accounts of $10,000 or more.
*** The average annual total return for the S&P 500 Index from May 1, 2002 - the inception date of the Fund's Reward Shares - through December 31, 2010, was 3.84%.

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

Northern Trust Investments, Inc. (NTI)

Prospectus | 6

PORTFOLIO MANAGER(S)

Brent Reeder, Senior Vice President of NTI, is primarily responsible for the day-to-day management of the Fund. He has had responsibility for the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

Member Shares: The minimum initial purchase is $3,000 [$2,000 for IRAs]. The minimum subsequent investment is $50.

Reward Shares: The minimum initial purchase is $100,000 for new investors; or Fund shares held through USAA Strategic Fund Adviser®, USAA Private Investment Management, USAA Federal Savings Bank Trust Department, or USAA Global Opportunities Portfolio. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

7 | USAA S&P 500 Index Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index. The S&P 500 Index emphasizes stocks of large U.S. companies. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

NTI is responsible for investing the Fund’s assets. Under normal market conditions, NTI attempts to achieve the Fund’s objective by investing at least 80% of the Fund’s assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days’ written notice to shareholders.

In seeking to mirror the performance of the S&P 500 Index, NTI attempts to allocate the Fund’s investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index’s value. The Fund is rebalanced as required to maintain tight tracking against index weightings and risk factors as well as cash flow and index changes. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

9 | USAA S&P 500 Index Fund

■	What is an index fund?

An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund’s results. In this prospectus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market.
An index fund has operating expenses and transaction costs, while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

■	What is the S&P 500 Index?

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Each stock in the index contributes to the index in the same proportion as the value of its shares, and most of these stocks are listed on the New York Stock Exchange. See Additional Information on the S&P 500 Index for further information.

■     How is the Fund’s portfolio managed?

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a “passive” or “indexing” investment approach in an a ttempt to match, as closely as possible, the performance of the S&P 500 Index.

The Fund uses the “sampling” method of indexing. Under this approach, the Fund selects a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of the S&P 500

Prospectus | 10

Index was made up of technology stocks, the Fund would invest approximately 10% of its assets in some, but not all, of the technology stocks included in the S&P 500 Index. This approach generally is less expensive than buying and holding all of the stocks in a particular index.

■     What are the benefits to an investor of using a passive or indexing approach?

Indexing appeals to many investors because it provides simplicity through a straightforward market-matching strategy, generally provides diversification by investing in a wide variety of companies and industries, tends to have lower costs than actively managed funds because index funds do not have many of the expenses of actively managed funds such as research, and usually has relatively low trading activity, so total brokerage commissions tend to be lower.

■     How will the Fund seek to match the index?

In seeking to mirror the performance of the S&P 500 Index, NTI will attempt to allocate the investments of the USAA S&P 500 Index Fund among stocks in approximately the same weightings as the index itself, beginning with the stocks that make up the larger portion of the index’s value.

Over the long term (i.e., periods of three to five years), NTI will seek a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Fund always moves up in value when the S&P 500
Index rises and down in value when the index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

■     Will the Fund purchase other types of securities?

Under normal market conditions, the Fund’s assets will be invested, as is practical, in stocks included in the S&P 500 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options, in most cases to provide liquidity to pay redemptions and fees.

The Fund generally will invest in stock index futures and options in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. The Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend

11 | USAA S&P 500 Index Fund

to reduce transaction costs or add value when they are favorably priced.

RISKS

Cash Flow and Tracking Error Risk: While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund’s cash flow affect how closely the Fund will mirror the S&P
500 Index. Because of the differences between the index and the Fund’s portfolio, the Fund may not track the S&P 500 Index perfectly.

Futures and Options Risk: Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that the investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from futures contracts and options on futures contracts used for non-hedging purposes may be greater than that of investments for hedging purposes.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s)
will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the
Fund negatively for that fiscal year.

Prospectus | 12

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

We provide investment management services to the Fund pursuant to a Management Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Management and Subadvisory Agreements is available in the Fund’s semiannual report to shareholders for the period ended June 30.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each sub-

13 | USAA S&P 500 Index Fund

adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an annual fee of one-tenth of one percent (0.10%) of average net assets, accrued daily and paid monthly. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate,
USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have agreed, through May 1, 2012, to limit the total expenses of the Fund’s Member Shares to 0.25% of the average net assets of the Member Shares, and the total expenses of the Fund’s Reward Shares to 0.15% of the average net assets of the Reward Shares, (in each case, excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses). This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after
May 1, 2012. If the total annual operating expense ratio for the Fund’s Member Shares or the Fund’s Reward Shares is below 0.25% or 0.15%, respectively, the shares will operate at that lower expense ratio. After reimbursements made to the Fund for the fiscal year ended December 31, 2010, we did not receive any management fees.

We have entered into a Subadvisory Agreement with NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, to delegate the day-to-day discretionary management of the Fund’s assets. Under this agreement, NTI manages the assets of the Fund, subject to the general supervision of the Fund’s
Board of Trustees and us, in accordance with the Fund’s investment objective, policies, and restrictions. NTI is compensated directly by IMCO and not by the Fund.

NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately

Prospectus | 14

managed accounts, investment companies, and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.1 trillion and assets under investment management of $643.6 billion.

PORTFOLIO MANAGERS

Brent Reeder is primarily responsible for the day-to-day management of the Fund. Mr. Reeder is a Senior Vice President of NTI. He has had responsibility for the Fund since December 2006. Mr. Reeder joined NTI in 1993. For the past five years, he has managed quantitative equity portfolios.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you

15 | USAA S&P 500 Index Fund

should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax

Prospectus | 16

withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New
York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the
Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the
Servicing Agent after the time the Fund calculates its NAV.

MEMBER SHARES – MINIMUM INITIAL PURCHASE

$3,000 minimum ($2,000 for IRAs).

MEMBER SHARES – ADDITIONAL PURCHASES

$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Fund, or
other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

17 | USAA S&P 500 Index Fund

REWARD SHARES – MINIMUM INITIAL PURCHASE

$100,000 minimum for new investors; or

Fund shares held through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA Federal Savings Bank Trust Department, or USAA Global Opportunities Portfolio. (See How to Convert Shares). Until we verify that you are indeed eligible for Reward Shares, you will hold Member
Shares, which will be converted to Reward Shares upon verification.

REWARD SHARES – ADDITIONAL PURCHASES

$50 per transaction minimum, per account.

Note: Reward Shares are not available to: SIMPLE IRAs, SEP IRAs, KEOGHs, 403(b) custodian accounts, accounts held in pension plans, profit sharing plans, accounts maintained by financial intermediaries (excluding USAA companies), accounts held by corporations (excluding USAA companies), and other accounts receiving special services from IMCO, except for USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA Federal Savings Bank Trust Department, or USAA Global Opportunities Portfolio accounts.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m.

Prospectus | 18

Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

19 | USAA S&P 500 Index Fund

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

Prospectus | 20

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

HOW TO CONVERT SHARES

CONVERSION INTO REWARD SHARES

We will convert Member Shares into Reward Shares if you meet any of the following criteria:

■	Your account balance in the Fund is at least $100,000; or

■	You hold Fund shares through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA Federal Savings Bank Trust Department, or USAA Global Opportunities Portfolio.

CONVERSION INTO MEMBER SHARES

If you no longer meet the requirements for our Reward Shares, the Fund may reclassify your Reward Shares into Member Shares. A decline in your account balance due to redemption or exchange may result in such a conversion. Market movement alone, however, will not result in a conversion. We will notify you in writing before any mandatory conversion into Member Shares.

If your account held Reward Shares as of April 30, 2006, and does not satisfy the above criteria, you may continue to hold Reward Shares and are eligible to purchase additional Reward Shares in your account, provided that you continue to satisfy the eligibility criteria that were

21 | USAA S&P 500 Index Fund

previously in effect and on which the purchase of your Reward Shares were based.

PRICING

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s share prices. At the time of conversion, the total value of your “old” shares will equal the total value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total value of your “new” shares as compared with that of your “old” shares.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time)
will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

Prospectus | 22

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA
Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their

23 | USAA S&P 500 Index Fund

NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”)
transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

Prospectus | 24

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

25 | USAA S&P 500 Index Fund

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

Prospectus | 26

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The
NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected

27 | USAA S&P 500 Index Fund

by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s
NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

Prospectus | 28

A maximum account maintenance fee of $10 per year may be charged to your account if you do not maintain an account balance greater than $10,000. The $10 account maintenance fee will be automatically deducted from your account by the transfer agent and is deducted at a rate of $2.50 per quarter based on your ending balance on the Fund’s quarterly ex-dividend date. The account maintenance fee may be deducted from the dividend income paid to your account or a sufficient number of shares may be redeemed from your account to pay the account maintenance fee. Any account maintenance fee deducted from the dividend income paid to your account will be treated as taxable income even though not received by you. The annual account maintenance fee may be changed upon at least 30 days’ notice to you.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the

29 | USAA S&P 500 Index Fund

maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

Prospectus | 30

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the financial performance of the Fund’s Member and Reward Shares over a five-year period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Member and Reward Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

31 | USAA S&P 500 Index Fund

MEMBER SHARES
	Year Ended December 31,
	2010	2009	2008	2007		2006

Net asset value at beginning of period	$16.71	$13.51	$21.98	$21.24		$18.70
Income (loss) from investment operations:
Net investment income	.30	.30	.39	.39		.35
Net realized and unrealized gain (loss)	2.15	3.20	(8.47)	.74		2.53
Total from investment operations	2.45	3.50	(8.08)	1.13		2.88
Less distributions from:
Net investment income	(.30)	(.30)	(.39)	(.39)		(.34)
Net asset value at end of period	$18.86	$16.71	$13.51	$21.98		$21.24
Total return (%)*	14.81	26.28	(37.13)	5.32	(a)	15.54
Net assets at end of period (000)	$2,021,901	$1,831,645	$1,446,160	$2,315,340		$2,248,677
Ratios to average net assets:**
Expenses (%)(b),(c)	.25	.25	.23	.19	(a)	.19
Expenses, excluding reimbursements (%)(c)	.36	.40	.37	.33		.34
Net investment income (%)	1.75	2.11	2.12	1.76		1.73
Portfolio turnover (%)	4	5	3	5		4

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended December 31, 2010, average nets assets were $1,855,182,000.

(a)  For the year ended December 31, 2007, the transfer agent voluntarily reimbursed the Member Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Member Shares' total return or ratio of expenses to average net assets.

(b)  Effective May 1, 2008, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.25% of their annual average net assets. Prior to May 1, 2008, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.19% of their annual average net assets from October 1, 2004, through April 30, 2008.

(c) Reflects total operating expenses of the Member Shares before reductions of any expenses paid indirectly. The Member Shares' expenses paid indirectly decreased ratios by less than 0.01%.

Prospectus |  32

REWARD SHARES
	Year Ended December 31,
	2010	2009	2008	2007		2006

Net asset value at beginning of period	$16.71	$13.51	$21.99	$21.25		$18.70
Income (loss) from investment operations:
Net investment income	.33	.32	.41	.41		.36
Net realized and unrealized gain (loss)	2.15	3.20	(8.48)	.74		2.55
Total from investment operations	2.48	3.52	(8.07)	1.15		2.91
Less distributions from:
Net investment income	(.33)	(.32)	(.41)	(.41)		(.36)
Net asset value at end of period	$18.86	$16.71	$13.51	$21.99		$21.25
Total return (%)*	14.99	26.47	(37.07)	5.42	(a)	15.71
Net assets at end of period (000)	$1,159,476	$894,035	$697,750	$1,040,077		$952,147
Ratios to average net assets:**
Expenses (%)(b)	.09	.09	.09	.09	(a)	.09
Expenses, excluding reimbursements (%)(b)	.24	.23	.21	.20		.20
Net investment income (%)	1.92	2.26	2.27	1.86		1.85
Portfolio turnover (%)	4	5	3	5		4

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended December 31, 2010, average nets assets were $991,615,000.

(a)    For the year ended December 31, 2007, the transfer agent voluntarily reimbursed the Reward Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Reward Shares’ total return or ratio of expenses to average net assets.

(b)    Reflects total operating expenses of the Reward Shares before reductions of any expenses paid indirectly. The Reward Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

33 | USAA S&P 500 Index Fund

ADDITIONAL INFORMATION
ON THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the
Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY,
EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES,
AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT
SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Prospectus | 34

NOTES

35 | USAA S&P 500 Index Fund

Prospectus | 36

37 | USAA S&P 500 Index Fund

Prospectus | 38

39 | USAA S&P 500 Index Fund

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.
Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve (R).                                                       [graphic] 10%

28082-0511                                 Investment Company Act File No. 811-7852                                          ©2011, USAA. All rights reserved.

 Part A

Prospectus for the

Extended Market Index Fund
 Included herein

USAA
EAGLE
LOGO (R)

PROSPECTUS
USAA EXTENDED MARKET INDEX FUND
TICKER SYMBOL: USMIX
MAY 1, 2011

[Graphic]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	3
Principal Risks	3
Performance	4
Investment Adviser	7
Subadviser(s)	7
Portfolio Manager(s)	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Investment Objective	9
Principal Investment Strategy	9
Risks	14
Portfolio Holdings	17
Fund and Portfolio Management	17
Portfolio Manager(s)	18
Purchases and Redemptions	19
Exchanges	24
Other Important Information
About Purchases and Redemptions	25
Shareholder Information	29
Financial Highlights	32
Additional Information on the Dow Jones
U.S. Completion Total Stock Market Index	34

INVESTMENT OBJECTIVE

The USAA Extended Market Index Fund (the Fund) seeks to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market IndexSM1. The Dow Jones U.S. Completion Total Stock Market Index measures the performance of all small- and mid-cap stocks as measured by the Dow Jones U.S. Total Stock Market IndexSM less the stocks in the S&P 500 Index.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

1 “Dow Jones,” and “The Dow Jones U.S. Completion Total Stock Market IndicesSM” are service marks of Dow Jones Trademark Holdings, LLC.

1 | USAA Extended Market Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.39%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.42%
Total Annual Operating Expenses	0.81%(a)
Reimbursement from Adviser	(0.31%)
Total Annual Operating Expenses After Reimbursement	0.50%(b)

(a) The total annual operating expenses and the example are based upon the actual combined expenses of the Fund, before reimbursements, and the Extended Market Portfolio.

(b)  The Adviser has agreed, through May 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.50% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These

Prospectus | 2

costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest all of the Fund’s investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio), which is a separate fund advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment
Management, LLC (BlackRock Advisors, LLC and BlackRock Investment Management, LLC are collectively referred to herein as BlackRock), with a substantially similar investment objective as the Fund. Therefore, your interest in the Extended Market Portfolio’s securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

The Extended Market Portfolio seeks to track the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, and normally, at least 80% of its assets will be invested in securities or other financial instruments of companies that are components of or have economic characteristics similar to the securities included in the index.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctu-ations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds.

3 | USAA Extended Market Index Fund

In addition, the Extended Market Portfolio tends to invest in small- and mid-cap companies, which may be more vulnerable than larger com-panies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in securities of larger companies.

As a feeder fund in a master-feeder structure, the Fund is subject to certain risks. Actions of larger feeder funds may materially affect smaller feeder funds investing in the Extended Market Portfolio. For example, if a large feeder fund withdraws from the Extended Market Portfolio, the remaining funds may experience proportionately higher operating expenses, resulting in lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors).

While the Fund and the Extended Market Portfolio attempt to match the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, the ability of the Fund and the Extended Market Portfolio to meet their investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage com-missions and fees. Changes in the Fund’s cash flow affect how closely the Fund will mirror the Dow Jones U.S. Completion Total Stock Market Index.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of invest-ing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years.

Prospectus | 4

■ RISK/RETURN BAR CHART   ■

[barchart]
Annual Returns for Periods Ended December 31
CALENDAR YEAR	TOTAL RETURNS
2010	28.11%
2009	36.37%
2008	-39.35%
2007	4.71%
2006	15.31%
2005	10.11%
2004	17.92%
2003	43.44%
2002	-18.20%
2001	-9.03%

THREE-MONTH YTD TOTAL RETURN
7.84% (3/31/11)
BEST QUARTER*	WORST QUARTER*
21.40% 2nd Qtr 2003	-26.43% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the

5 | USAA Extended Market Index Fund

Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

■	AVERAGE ANNUAL TOTAL RETURNS			■
For The Periods Ended December 31, 2010

				Since
	Past	Past	Past	Inception
	1 Year	5 Years	10 Years	10/27/00
Return Before Taxes	28.11%	5.05%	5.90%	5.10%

Return After Taxes on Distributions	27.44%	4.37%	5.37%	4.59%

Return After Taxes on Distributions and Sale of Fund Shares	19.13%	4.21%	5.00%	4.30%

Dow Jones U.S. Completion Total Stock Market Index
(reflects no deduction for fees, expenses, or taxes)	28.62%	5.54%	6.19%	3.87%

Prospectus | 6

INVESTMENT ADVISERS

Fund Adviser: USAA Investment Management Company

Extended Market Portfolio Adviser: BlackRock Advisors, LLC

SUBADVISER(S)

BlackRock Investment Management, LLC

PORTFOLIO MANAGER(S)

Debra L. Jelilian, Managing Director of BlackRock, has managed the Extended Market Portfolio since May 2000.

Edward Corallo, a Managing Director of BlackRock, has managed the Extended Market Portfolio since May 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$250 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

7 | USAA Extended Market Index Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund seeks to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market IndexSM. The Dow Jones U.S. Completion Total Stock Market Index measures the perform-ance of all small-
and mid-cap stocks as measured by the Dow Jones U.S. Total Stock Market IndexSM less the stocks in the S&P 500 Index. The Fund’s Board of Trustees may change the Fund’s investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest all of the Fund’s investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio), which is a separate fund advised by BlackRock Advisors, LLC and subadvised by BlackRock
Investment Management, LLC (BlackRock Advisors, LLC and BlackRock Investment Management, LLC are collectively referred to herein as BlackRock), with a substantially similar investment objective. Therefore, your interest in the Extended Market Portfolio’s securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrange-ment is commonly referred to as a master-feeder structure.

To track the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, under normal market conditions, BlackRock will normally invest at least 80% of the Extended Market Portfolio’s assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Dow Jones U.S. Completion Total Stock Market Index. This strategy may be changed upon 60 days’ written notice to shareholders. In seeking to mirror the performance of the Dow Jones U.S. Completion

9 | USAA Extended Market Index Fund

Total Stock Market Index, BlackRock attempts to allocate the Extended Market Portfolio’s investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Dow Jones U.S. Completion Total
Stock Market Index as a whole. It will not be BlackRock’s intent, however, to fully replicate the Dow Jones U.S. Completion Total Stock Market Index. BlackRock may exclude any Dow Jones U.S. Completion Total Stock Market Index stock from the Extended Market Portfolio due to that stock’s illiquidity, high transaction costs, or small weighting in the index.

■	What is an index fund?

An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund’s results. In this prospec-tus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market.
An index fund has operating expenses and transaction costs, while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

■	What is the Dow Jones U.S. Completion Total Stock Market Index?

The Dow Jones U.S. Completion Total Stock Market Index is a market capitalization-weighted index of approximately 3,600 U.S. equity securities. It measures the performance of all small- and mid-cap stocks regularly traded on the exchanges and the Nasdaq over-the-counter market. The Dow Jones U.S.
Completion Total Stock Market Index includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index. See Additional Information on the Dow Jones U.S. Completion Total Stock Market Index for further information.

Prospectus | 10

■     How is the Fund’s portfolio managed?

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a “passive” or “indexing” investment approach in an attempt to match, as closely as possible, the performance of the Dow Jones U.S. Completion Total Stock Market Index, before the deduction of fees and expenses.

The Fund uses the “sampling” method of indexing. Under this approach, the Fund selects a representative sample of stocks from the targeted index and derivatives that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of the Dow Jones U.S. Completion Total Stock Market Index was made up of technology stocks, the Extended Market Portfolio would invest approximately 10% of its assets in some, but not all, of the technology stocks included in the Dow Jones U.S. Completion
Total Stock Market Index. This approach generally is less expensive than buying and holding all of the stocks in a particular index.

■     What are the benefits to an investor of using a passive or indexing approach?

Indexing appeals to many investors because it: provides simplicity through a straightforward market-matching strategy; generally provides diversification by investing in a wide variety of companies and industries; tends to have lower costs than actively managed funds because index funds do not have many of the expenses of actively managed funds such as research, and usually has relatively low trading activity, so total brokerage commissions tend to be lower.

■     How will the Fund seek to match the index?

In seeking to match the performance of the Dow Jones U.S. Completion Total Stock Market Index, BlackRock will attempt to allocate the investments of the Extended Market Portfolio so that the market capitali-zations, industry weightings, and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Dow Jones U.S. Completion Total Stock Market Index as a whole.

11 | USAA Extended Market Index Fund

The ability of the Extended Market Portfolio to replicate the total return of its respective index may be affected by, among other things, trans-action costs, administration, and other expenses incurred by it, taxes, changes in either the composition of the index or the assets of the Extended Market Portfolio, and the timing and amount of the Extended Market Portfolio investors’ contributions and withdrawals, if any. In addition, the Extended Market Portfolio’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Extended Market Portfolio.
Under normal circumstances, BlackRock anticipates that the Extended Market Portfolio’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the master series or feeder fund level) be within 50 basis points (a basis point is one one-hundredth of one percent (0.01%)) of the total return of the applicable index. There can be no assurance, however, that this level of correlation will be achieved. In the event that this correlation is not achieved over time, the Board of Directors of the Extended Market Portfolio will consider alternative strategies.

■     Will the Fund purchase other types of securities?

Under normal market conditions, the Extended Market Portfolio’s assets generally will be invested in stocks or other financial instruments, which are components of or correlated with the Dow Jones U.S. Completion Total Stock Market Index. Consistent with these conditions, the Extended Market
Portfolio may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options, in most cases to provide liquidity to pay redemptions and fees or to maintain full exposure to the index.

The Extended Market Portfolio may invest up to 15% of its net assets in illiquid securities and repurchase agreements maturing in more than seven days and may engage in securities lending.

The Extended Market Portfolio may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Dow Jones U.S. Completion Total Stock Market Index or other indices that are highly correlated with the Dow
Jones U.S. Completion Total Stock Market Index. Derivatives allow the Extended Market Portfolio to increase or decrease its exposure to the Dow Jones U.S. Completion Total Stock Market Index quickly and at less cost than buying or selling stocks. The Extended Market Portfolio will invest in options, futures, and other

Prospectus | 12

derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions, and to keep trading costs low. In connection with the use of derivative instruments, the Extended Market Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that the investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from futures contracts and options on futures contracts used for non-hedging purposes may be greater than that of investments for hedging purposes.

For a description of the futures and options the Extended Market Portfolio may use and some of their associated risks, see Investment Policies in the statement of additional information (SAI).

■     How do funds in a master-feeder structure operate?

The Extended Market Portfolio is considered a master fund. The Fund is considered a feeder fund and invests all of its assets in the Extended Market Portfolio. The Extended Market Portfolio also may accept investments from other feeder funds, typically mutual funds or institutional investors. All feeder funds will invest in the Extended Market Portfolio under the same terms and conditions and will bear the Extended Market Portfolio’s expenses in proportion to their assets. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. Therefore, investors in different feeder funds may experience different returns.

13 | USAA Extended Market Index Fund

How a Master-Feeder
Structure Operates:
You buy shares in the Fund

[arrow down]

The Fund invests in the
Extended Market Portfolio

[arrow down]

The Extended Market Portfolio invests
in the Dow Jones U.S. Completion Total
Stock Market Index stocks and other
securities and instruments

The Fund may withdraw its investment from the Extended Market Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund’s shareholders to do so. Certain changes in the Extended Market Portfolio’s investment objective, policies, or restrictions may require the
Fund to withdraw its interest in the Extended Market Portfolio. Upon any such withdrawal, we would become responsible for directly managing the assets of the Fund. In addition, the Board of Trustees would then consider whether to invest in a different master portfolio or take other action, such as the selection of a subadviser. See Appointment of Subadvisers for additional information.

RISKS

Cash Flow and Tracking Error Risk: While the Fund and the Extended Market Portfolio attempt to match the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible before the deduction of fees and expenses, the ability of the Fund and the Extended Market
Portfolio to meet their investment objective depends to some extent on the cash flow in and out of the Fund and other investors in the Extended Market Portfolio. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage

Prospectus | 14

commissions and fees. When a shareholder buys or sells shares of the Fund, it may result in the Extended Market Portfolio having to buy or sell stocks in its portfolio. Changes in the cash flow of the Fund and the Extended Market Portfolio may affect how closely the Extended Market Portfolio will mirror the Dow Jones U.S. Completion Total Stock Market Index. Because of the differences between the index and the portfolio of the Extended Market Portfolio, the Fund in turn may not track the Dow Jones U.S. Completion Total Stock Market Index perfectly. Because the Extended Market Portfolio selects a representative sample of stocks from the Dow Jones U.S. Completion Total Stock Market Index as opposed to investing in each stock composing the index, tracking error may at times be higher than a fund that invests in each stock of the Dow Jones U.S. Completion Total Stock Market Index.

Derivative Risk: The Extended Market Portfolio may use derivative instruments, which allow the Extended Market Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

■     Credit risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Extended Market Portfolio.

■     Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

■     Leverage risk – the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

■     Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

■     Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Extended Market Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Extended Market Portfolio paid. Certain

15 | USAA Extended Market Index Fund

indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s)
will produce the desired results.

Master-Feeder Structure Risk: As a feeder fund in a master-feeder structure, the Fund is subject to certain risks. Actions of larger feeder funds may materially affect smaller feeder funds investing in the Extended Market Portfolio. For example, if a large feeder fund withdraws from the Extended Market
Portfolio, the remaining funds may experience proportionately higher operating expenses, resulting in lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, the Extended Market Portfolio may own fewer stocks than that of the market index, resulting in increased portfolio risk. Also, feeder funds with a greater pro rata ownership in the Extended Market Portfolio could have effective voting control of the operations of the Extended Market Portfolio.

Small- and Mid-Capitalization Risk: Small- and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies also may have limited product lines, markets, or financial resources, and can be particularly sensitive to interest rates, borrowing costs, and earnings. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in securities of larger com-panies. In addition, small- and mid-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods

Prospectus | 16

when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND AND PORTFOLIO MANAGEMENT

The Board of Trustees supervises the business affairs of the Fund, while the business affairs of the Extended Market Portfolio are subject to the supervision of its Board of Directors. No trustee of the Fund also serves as a director of the Extended Market Portfolio. IMCO serves as the manager of this Fund.
We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

We provide certain management services to the Fund pursuant to a Management Agreement. We are responsible for monitoring the services provided to the Extended Market Portfolio by BlackRock, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Management Agreement is available in the Fund’s semiannual report to shareholders for periods ending June 30.

We receive no fee for providing these monitoring services. Investment of the Fund’s assets in the Extended Market Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the

17 | USAA Extended Market Index Fund

Fund to withdraw its investment. However, in the event the Fund’s Board of Trustees determines it is in the best interest of the Fund’s shareholders to withdraw its investment in the Extended Market Portfolio, we would be responsible for directly managing the assets of the Fund. In such event, the Fund would pay us an annual fee of three-tenths of one percent (0.30%) of average net assets, accrued daily and paid monthly. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder
Account Services (SAS), provides transfer agency services to the Fund.

We have agreed, through May 1, 2012, to limit the Fund’s annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) to an annual rate of 0.50% of the Fund’s average daily net assets and will reimburse the Fund for the expenses in excess of that amount. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after May 1, 2012.

At the present time, the Fund seeks to achieve its investment objective by investing all of the Fund’s assets in the Extended Market Portfolio. The Extended Market Portfolio has retained the services of BlackRock Advisors, LLC located at 100 Bellevue Parkway, Wilmington, Delaware 19809, as investment adviser. BlackRock Advisors, LLC, has entered into a subadvisory agreement with its affiliate, BlackRock Investment Management, LLC, which is responsible for the day-to-day management of the Extended Market Portfolio.

Under its Amended and Restated Management Agreement, BlackRock receives a fee from the Extended Market Portfolio, computed daily and paid monthly, at the annual rate of 0.01% of the average daily net assets of the Extended Market Portfolio.

PORTFOLIO MANAGER(S)

BlackRock Advisors, LLC is a wholly owned subsidiary of BlackRock, Inc., one of the world’s largest asset management firms with over $3.56 trillion in assets under management as of December 31, 2010. BlackRock has both the experience and expertise to offer a broad range of investment services to many diversified market segments.

Prospectus | 18

Debra L. Jelilian is primarily responsible for the day-to-day management of the Extended Market Portfolio’s investment. Ms. Jelilian, Managing Director of BlackRock since 2009, also has been a Director of BlackRock since 2006 and has been a member of the Extended Market Portfolio’s management team since 2000. Ms. Jelilian has 16 years of experience in investing and managing index investments.

Edward Corallo has been a Managing Director of BlackRock, Inc. since 2009. He was a Principal of Barclay’s Global Investors from 1998 to 2009. Mr. Corallo has more than six years of portfolio management responsibility and has managed the Fund since May 2010.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

APPOINTMENT OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to withdraw the Fund’s interest from the Extended Market Portfolio and retain a subadviser to manage the
Fund outside of a master-feeder structure or subsequently to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the

19 | USAA Extended Market Index Fund

USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

Prospectus | 20

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New
York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000 minimum ($250 for IRAs).

ADDITIONAL PURCHASES

$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio,
or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

21 | USAA Extended Market Index Fund

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments.
In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

Prospectus | 22

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

23 | USAA Extended Market Index Fund

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■	To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions.

This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of

Prospectus | 24

funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time)
will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio

25 | USAA Extended Market Index Fund

managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies
(except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”)
transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in

Prospectus | 26

other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to

27 | USAA Extended Market Index Fund

invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Prospectus | 28

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading.
The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

The Fund’s investment in the Extended Market Portfolio is valued at the NAV of the Extended Market Portfolio’s shares held by the Fund, which is calculated on the same day and time as the Fund. The assets of the

29 | USAA Extended Market Index Fund

Extended Market Portfolio are valued generally by using available market quotations or at fair value as determined in good faith by or under the direction of the Extended Market Portfolio’s Board of Directors.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances

Prospectus | 30

are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

31 | USAA Extended Market Index Fund

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prospectus | 32

	Years Ended December 31,
	2010		2009	2008	2007		2006

Net asset value at beginning of period	$10.21		$7.53	$13.16	$13.31		$12.10
Income (loss) from investment operations:
Net investment income	.09		.07	.11	.12		.14
Net realized and unrealized gain (loss) on investments and futures transactions	2.78		2.67	(5.32)	.51		1.71
Total from investment operations	2.87		2.74	(5.21)	.63		1.85
Less distributions:
From net investment income	(.11)		(.06)	(.11)	(.12)		(.14)
From realized capital gains	(.34)		–	(.31)	(.66)		(.50)
Total distributions	(.45)		(.06)	(.42)	(.78)		(.64)
Net asset value at end of period	$12.63		$10.21	$7.53	$13.16		$13.31
Total return (%)*	28.11		36.37	(39.35)	4.71	(b)	15.31
Net assets at end of period (000)	$362,835		$276,245	$194,859	$310,168		$252,844
Ratios to average net assets: **
Expenses, including expenses of the Master Extended Market Index Series (%)(a)	.50	(a)	.50	.50	.50	(b)	.50
Expenses before reimbursements, including expenses of the Master Extended Market Index Series (%)	.81		.96	.90	.79	(b)	.82
Net investment income (%)	.86		.86	1.08	.92		1.23
Portfolio turnover (%)***	15		20	33	33		24

*      Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended December 31, 2010, average net assets were $304,755,942.

*** Represents the portfolio turnover of the Master Extended Market Index Series.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b)    For the year ended December 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund’s total return or ratio of expenses to average net assets.

33 | USAA Extended Market Index Fund

ADDITIONAL INFORMATION ON THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX

The “Dow Jones U.S. Completion Total Stock Market IndexSM” is a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones U.S. Completion Total Stock Market IndexSM”, and “Dow Jones Indexes”
are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME and have been sublicensed for use for certain purposes by USAA Mutual Funds Trust. The Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, CME or their respective affiliates.
Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Dow Jones, CME, or any of their respective affiliates to the Licensee is the licensing of certain trademarks, trade names, and service marks of Dow Jones and of the Dow Jones U.S. Completion Total Stock Market IndexSM, which is determined, composed and calculated by CME without regard to USAA Mutual Funds Trust or the
Fund. Dow Jones and CME have no obligation to take the needs of USAA Mutual Funds Trust or the owners of the Fund into consideration in determining, composing, or calculating Dow Jones U.S. Completion Total Stock Market IndexSM. Dow Jones, CME, and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Dow Jones, CME, and their respective affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Fund currently being issued by USAA Mutual Funds Trust, but which may be similar to and competitive with the Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones U.S. Completion Total Stock

Prospectus | 34

Market IndexSM. It is possible that this trading activity will affect the value of the Dow Jones U.S. Completion Total Stock Market IndexSM and the Fund.

DOW JONES, CME, AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME, AND THEIR
RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME, AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY USAA MUTUAL
FUNDS TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES, CME, AND THEIR RESPECTIVE AFFILIATES MAKE NO
EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEXSM OR ANY DATA
INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME, OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES,
EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND USAA MUTUAL FUNDS TRUST, OTHER THAN THE LICENSORS OF CME.

35 | USAA Extended Market Index Fund

NOTES

Prospectus | 36

37 | USAA Extended Market Index Fund

Prospectus | 38

39 | USAA Extended Market Index Fund

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.
Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve(R).                                                [graphic] 10%

42886-0511                                       Investment Company Act File No. 811-7852                                         ©2011, USAA. All rights reserved.

Part A

The Prospectus for the
Nasdaq-100 Index Fund

Included herein

USAA

EAGLE

LOGO (R)

PROSPECTUS

USAA NASDAQ-100 INDEX FUND

TICKER SYMBOL: USNQX

MAY 1, 2011

[Graphic]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

 Investment Objective

 1

 Fees and Expenses

 1

 Principal Investment Strategy

 3

 Principal Risks

 3

 Performance

 4

 Investment Adviser

 6

 Subadviser(s)

 7

 Portfolio Manager(s)

 7

 Purchase and Sale of Fund Shares

 7

 Tax Information

 7

 Payments to Broker-Dealers and

    Other Financial Intermediaries

 7

 Investment Objective

 9

 Principal Investment Strategy

 9

 Risks

 11

 Portfolio Holdings

 13

 Fund Management

 13

 Portfolio Manager(s)

 15

 Purchases and Redemptions

 16

 Exchanges

 21

 Other Important Information

     About Purchases and Redemptions

 22

 Shareholder Information 25

 25

Financial Highlights
30

Additional Information on the Nasdaq-100 Index
32

INVESTMENT OBJECTIVE

The USAA Nasdaq-100 Index Fund (the Fund) seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index1. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market®.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

 Shareholder Fees (fees paid directly from your investment)

 Sales Charge (Load) Imposed on Purchases

 None

 Purchase Fee

 None

 Sales Charge (Load) Imposed on Reinvested Dividends

 None

 Redemption Fee

 None

 Account Maintenance Fee

 None

1  Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the “Corporations”) and have been licensed for our use.

1 | USAA Nasdaq-100 Index Fund

 Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

 Management Fee

 0.20%

 Distribution and/or Service (12b-1) Fees

 None

 Other Expenses

 0.82%

 Total Annual Operating Expenses

 1.02%

 Reimbursement from Adviser

 (0.24%)

 Total Annual Operating Expenses After Reimbursement

 0.78%(a)

(a)  The Adviser has agreed, through May 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.78% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

 1 Year

 3 Years

 5 Years

 10 Years

 $

 104

 $

 325

 $

 563

 $

 1,248

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Prospectus | 2

For the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest at least 80% of the Fund’s assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the

Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The returns from a specific type of security or sector may trail returns from other asset classes, sectors, or the overall market. For example, the stocks that make up the index currently are heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the Fund’s performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

3 | USAA Nasdaq-100 Index Fund

While the Fund attempts to match the Nasdaq-100 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow affect how closely the Fund will mirror the Nasdaq-100 Index.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years.

Prospectus | 4

■ RISK/RETURN BAR CHART   ■

[barchart]

Annual Returns for Periods Ended December 31

CALENDAR YEAR
TOTAL RETURN

2010
19.14%

2009
53.48%

2008
-42.02%

2007
18.35%

2006
6.45%

2005
0.97%

2004
9.94%

2003
47.92%

2002
-37.90%

2001
-33.48%

 THREE-MONTH YTD TOTAL RETURN

 5.42% (3/31/10)

 BEST QUARTER*

 WORST QUARTER*

 34.46% 4th Qtr. 2001

  -36.33% 3rd Qtr. 2001

 *  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the

5 | USAA Nasdaq-100 Index Fund

Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

 ■

   AVERAGE ANNUAL TOTAL RETURNS

 ■

 For The Periods Ended December 31, 2010

 Since

 Past

 Past

 Past

 Inception

 1 Year

 5 Years

 10 Years

 10/27/00

 Return Before Taxes

 19.14%

 5.96%

 -0.98%

 -3.62%

 Return After Taxes on Distributions

 19.11%

 5.95%

 -0.99%

 -3.63%

 Return After Taxes on Distributions and Sale of Fund Shares

 12.47%

 5.15%

 -0.83%

 -3.00%

 Nasdaq-100 Index (reflects no deduction for fees, expenses or taxes)

 20.15%

 6.80%

 -0.13%

 -4.15%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

Prospectus | 6

SUBADVISER(S)

Northern Trust Investments, Inc. (NTI)

PORTFOLIO MANAGER(S)

Brent Reeder, Senior Vice President of NTI, is primarily responsible for the day-to-day management of the Fund. He has had responsibility for the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$250 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by

7 | USAA Nasdaq-100 Index Fund

influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

NTI is responsible for investing the Fund’s assets. Under normal market conditions, NTI attempts to achieve the Fund’s objective by investing at least 80% of the Fund’s assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days’ written notice to shareholders.

NTI will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the index’s per-formance, for example, in anticipation of a stock being added to the index.

 ■

 What is an index fund?

An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns.

It does not factor in the costs of buying, selling, and

9 | USAA Nasdaq-100 Index Fund

holding stocks, which are reflected in a fund’s results. In this prospectus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs, while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

 ■

 What is the Nasdaq-100 Index?

The Nasdaq-100 Index is a modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain financial companies including investment companies. See Additional Information on the Nasdaq-100 Index for further information.

■     How is the Fund’s portfolio managed?

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a “passive” or “indexing” investment approach in an attempt to match, as closely as possible, the performance of the Nasdaq-100 Index.

The Fund uses the “replication” method of indexing. Under this approach, the Fund holds each stock found in the target index in approximately the same proportions as represented in the index itself. For example, if 5% of the Nasdaq-100 Index were made up of the stock of a specific company, a fund tracking that index (such as the USAA Nasdaq-100 Index Fund) would invest approximately 5% of its assets in that company.

■     What are the benefits to an investor of using a passive or indexing approach?

Indexing appeals to many investors because it provides simplicity through a straightforward market-matching strategy, generally provides diversification by investing in a wide variety of companies

Prospectus | 10

and industries, tends to have lower costs than actively managed funds because index funds do not have many of the expenses of actively managed funds such as research, and usually has relatively low trading activity, so total brokerage commissions tend to be lower.

■     How will the Fund seek to match the index?

In seeking to mirror the performance of the Nasdaq-100 Index, NTI will attempt to allocate the investments of the USAA Nasdaq-100 Index Fund among stocks in approximately the same weightings as the index itself, beginning with the stocks that make up the larger portion of the index’s value.

Over the long term (i.e., periods of three to five years), NTI will seek a correlation between the performance of the Fund, before expenses, and that of the Nasdaq-100 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Fund always moves up in value when the

Nasdaq-100 Index rises and down in value when the index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

■     Will the Fund purchase other types of securities?

Under normal market conditions, the Fund’s assets generally will be invested in stocks included in the Nasdaq-100 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options, in most cases to provide liquidity to pay redemptions and fees.

The Fund generally will invest in stock index futures and options in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. The Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced.

RISKS

Cash Flow and Tracking Error Risk: While the Fund attempts to match the Nasdaq-100 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by

11 | USAA Nasdaq-100 Index Fund

factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund’s cash flow affect how closely the Fund will mirror the Nasdaq-100 Index. Because of the differences between the index and the Fund’s portfolio, the Fund may not track the Nasdaq-100 Index perfectly.

Foreign Investing Risk: Because the Fund may invest in securities of foreign issuers, it is subject to the risks of foreign investing. These risks include currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability.

Futures and Options Risk: Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that the investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from futures contracts and options on futures contracts used for non-hedging purposes may be greater than that of investments for hedging purposes.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Nondiversification Risk: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock, bond, or ETF. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be

Prospectus | 12

more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

Sector Risk: The returns from a specific type of security may trail returns from other asset classes or the overall market. For example, the stocks that make up the index currently are heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the

Fund’s performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

13 | USAA Nasdaq-100 Index Fund

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the

Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s semiannual report to shareholders for the period ended June 30.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the sub-advisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an annual fee. The fee is computed at one-fifth of one percent (0.20%) of average net assets. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate,

USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have agreed, through May 1, 2012, to limit the Fund’s annual expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) to an annual rate of 0.78% of the Fund’s average daily net assets and will reimburse the

Fund for the expenses in excess of that amount. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after May 1, 2012. If the Fund’s total annual operating expense ratio is lower than 0.78%, the Fund will operate at that lower expense ratio. After reimbursements were made to the Fund for the fiscal year ended December 31, 2010, we did not receive any management fees.

We have entered into a Subadvisory Agreement with NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, to delegate the day-to-

Prospectus | 14

day discretionary management of the Fund’s assets. Under this agreement, NTI manages the assets of the Fund, subject to the general supervision of the Fund’s Board of Trustees and us, in accordance with the Fund’s investment objective, policies, and restrictions. NTI is compensated directly by IMCO and not by the Fund.

NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.1 trillion and assets under investment management of $643.6 billion.

Under an Administration and Servicing Agreement, we generally assist the Fund’s Board of Trustees in all aspects of the administration and servicing of the Fund. This agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to 0.35% of the average daily net assets of the Fund. We also may delegate one or more of our responsibilities to others at our expense.

PORTFOLIO MANAGERS

Brent Reeder is primarily responsible for the day-to-day management of the Fund. Mr. Reeder is a Senior Vice President of NTI. He has had responsibility for the Fund since December 2006. Mr. Reeder joined NTI in 1993. For the past five years, he has managed quantitative equity portfolios.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund securities.

15 | USAA Nasdaq-100 Index Fund

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

Prospectus | 16

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the

New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent

17 | USAA Nasdaq-100 Index Fund

even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

 MINIMUM INITIAL PURCHASE

$3,000 minimum ($250 for IRAs).

ADDITIONAL PURCHASES

$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities

Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or

Prospectus | 18

check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

 ■

To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

 ■

 Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

 ■

In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

 ■

 Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

 Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by

19 | USAA Nasdaq-100 Index Fund

telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■	To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions.

This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

Prospectus | 20

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

21 | USAA Nasdaq-100 Index Fund

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the
USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund).
These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price

Prospectus | 22

that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out”
(or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange.
Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

23 | USAA Nasdaq-100 Index Fund

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be

Prospectus | 24

additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV

25 | USAA Nasdaq-100 Index Fund

per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely

Prospectus | 26

reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any

27 | USAA Nasdaq-100 Index Fund

dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares.
These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

Prospectus | 28

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

29 | USAA Nasdaq-100 Index Fund

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prospectus | 30

	Year Ended December 31,
	2010	2009		2008		2007		2006
Net asset value at beginning
of period	$5.74	$3.74		$6.45		$5.45		$5.12
Income (loss) from investment operations:
Net investment income (loss)	.01	(.00)	(a),(d)	(.01)	(a)	(.02)	(a)	(.01)
Net realized and unrealized gain (loss)	1.09	2.00	(a)	(2.70)	(a)	1.02	(a)	.34
Total from investment operations	1.10	2.00	(a)	(2.71)	(a)	1.00	(a)	.33
Less distributions from:
Net investment income	(.01)	–		–		–		–
Net asset value at end of period	$6.83	$5.74		$3.74		$6.45		$5.45
Total return (%)*	19.14	53.48		(42.02)		18.35		6.45
Net assets at end of period (000)	$202,057	$159,254		$94,024		$149,358		$127,286
Ratios to average net assets:**
Expenses (%)(b),(c)	.78	.78		.78		.78		.80
Expenses, excluding reimbursements (%)(b)	1.02	1.11		1.08		1.01		1.11
Net investment income (loss) (%)	.15	(.04)		(.26)		(.27)		(.25)
Portfolio turnover (%)	5	4		7		14		8

*    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended December 31, 2010, average nets assets were $172,993,000.
(a) Calculated using average shares.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased ratios by less than 0.01%.

(c)  Effective April 13, 2007, the Manager voluntarily agreed to reimburse the Fund for expenses in excess of 0.78% of its annual average net assets. Prior to April 13, 2007, the Manager voluntarily agreed to reimburse the Fund for expenses in excess of 0.80% of its annual average net assets.

(d) Represents less than $0.01 per share.

31 | USAA Nasdaq-100 Index Fund

ADDITIONAL INFORMATION
ON THE NASDAQ-100 INDEX

The Nasdaq-100 Index Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100
Index® to track general stock market performance. The Corporations’ only relationship to USAA Mutual Funds Trust (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® trademarks or service marks, certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to the Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Prospectus | 32

NOTES

33 | USAA Nasdaq-100 Index Fund

Prospectus | 34

35 | USAA Nasdaq-100 Index Fund

Prospectus | 36

37 | USAA Nasdaq-100 Index Fund

Prospectus | 38

39 | USAA Nasdaq-100 Index Fund

PRSRT STD
U.S. Postage
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USAA

9800 Fredericksburg Road
San Antonio, Texas 78288

SAVE PAPER AND FUND COSTS
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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202)
551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve(R).                                      [graphic] 10%

 42887-0511                            Investment Company Act File No. 811-7852                              ©2011, USAA. All rights reserved.

Part A

Prospectus for the

Total Return Strategy Fund

Included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA TOTAL RETURN STRATEGY FUND
TICKER SYMBOL: USTRX
MAY 1, 2011

[GRAPHIC]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	6
Investment Adviser	8
Subadviser(s)	8
Portfolio Manager(s)	8
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and
Other Financial Intermediaries	10
Investment Objective	11
Principal Investment Strategy	11
Risks	17
Portfolio Holdings	23
Fund Management	23
Portfolio Manager(s)	26
Purchases and Redemptions	28
Exchanges	33
Other Important Information
About Purchases and Redemptions	34
Shareholder Information	38
Financial Highlights	43

INVESTMENT OBJECTIVE

The USAA Total Return Strategy Fund (the Fund) is an asset allocation fund with an investment objective to seek a positive return every calendar year and over the long term (five years and more) to achieve returns greater than the S&P 500 Index with less risk.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.19%
Acquired Fund Fees and Expenses	0.19%
Total Annual Operating Expenses	1.98%(b)

(a)  A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the management fee of 0.65% by 0.05% for the most recent fiscal year ended December 31, 2010.

(b)  The Fund's total annual operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

1 | USAA Total Return Strategy Fund

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$201	$621	$1,068	$2,306

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

In seeking to achieve its objective, the Fund utilizes three separate investment strategies.

First, one portion of the Fund’s assets is invested pursuant to an investment strategy of shifting the Fund’s assets among stocks, investment-grade bonds, or cash equivalents. The Fund’s investment adviser generally will invest at any given time substantially all of the Fund’s assets allocated to it in either (1) stocks through the use of U.S. or foreign stock-based exchange-traded funds (ETFs), (2) investment-grade bonds through either ETFs or direct investment, or (3) cash equivalents through direct investment in short-term, high-quality money market instruments or money market funds.

Second, another portion of the Fund’s assets is invested pursuant to a market neutral investment strategy of investing primarily in long and short positions of common stock of large U.S. companies.

Prospectus | 2

Third, in an attempt to reduce the Fund’s volatility over time, the Fund employs an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s

3 | USAA Total Return Strategy Fund

investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the deriva-tive is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The fixed-income securities held in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.

ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher

Prospectus | 4

and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

To implement the Fund’s principal investment strategies, the Fund may actively and frequently change the allocation of its portfolio holdings, which may result in high portfolio turnover likely to exceed 100% varying from year to year depending on the frequency of the investment allocation decisions made. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

A risk that pervades all investing is the risk that the securities in the Fund’s portfolio may not perform as predicted by the managers. Because the Fund takes both long and short positions, there is the risk that the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the Fund’s potential losses and volatility could exceed those of other mutual funds that hold only long stock positions.

Short sales involve the risk that the Fund will incur a loss caused by appreciation if the security sold short, or as a result of having to buy the borrowed securities at an unfavorable price.

While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. This risk is increased to the extent that the managers overweight investments in a particular industry or sector.

Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities by the Fund. Illiquid securities may be less readily marketable and subject to greater price fluctuations.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the

5 | USAA Total Return Strategy Fund

Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year since the Fund’s inception.

■ RISK/RETURN BAR CHART   ■

[BARCHART]

Annual Returns for periods ended December 31
*Fund began operations on January 24, 2005.

Calendar Year       Total Return
2010                         5.01%
2009                     12.25%
2008                     -21.01%
2007                       4.70%
2006*                     5.09%

THREE-MONTH YTD TOTAL RETURN
3.48% (3/31/11)
BEST QUARTER**	WORST QUARTER**
8.82% 2nd Qtr. 2009	-14.54% 4th Qtr. 2008
** Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

Prospectus | 6

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

7 | USAA Total Return Strategy Fund

■	AVERAGE ANNUAL TOTAL RETURNS				■
	For The Periods Ended December 31, 2010

				Since
		Past	Past	Inception
		1 Year	5 Years	1/24/05
	Return Before Taxes	5.01%	0.48%	0.48%

	Return After Taxes on Distributions	4.95%	-0.70%	-0.60%

	Return After Taxes on Distributions and Sale of Fund Shares	3.33%	-0.18%	-0.14%

	S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	2.29%

	Lipper Flexible Portfolio Funds Index (reflects no deduction for taxes)	12.91%	4.75%	4.75%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

QS Investors, LLC (QS Investors)

PORTFOLIO MANAGER(S)

IMCO

John P. Toohey, CFA, Vice President of Equity Investments, is the asset allocation manager of the Fund and has co-managed the portion of the Fund’s investments in ETFs since May 2009 and options since February 2011.

Prospectus | 8

Wasif A. Latif, Vice President of Equity Investments, has co-managed the portion of the Fund’s investments in ETFs since May 2009 and options since February 2011.

Anthony M. Era, Jr., Vice President of Money Market Funds, has co-managed the Fund since October 2006.

QS Investors

Robert Wang, Head of Portfolio Management and Implementation, QS Investors, has managed the Fund since March 2007.

Russell Shtern, CFA Portfolio Manager, QS Investors began managing the Fund in August 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

9  | USAA Total Return Strategy Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 10

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund’s investment objective is to seek a positive return every calendar year and over the long term (five years and more) to achieve returns greater than the S&P 500 Index with less risk. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s investment objective?

The Fund utilizes three separate investment strategies.

First, one portion of the Fund’s assets is invested pursuant to an investment strategy of shifting the Fund’s assets among stocks, investment-grade bonds, or cash equivalents. We are the Fund’s investment adviser and manage this portion of the Fund. We generally will invest at any given time substantially all of the Fund’s assets allocated to us in either (1) stocks through the use of U.S. or foreign stock-based ETFs, (2) investment-grade bonds through either ETFs or direct investment, or (3) cash equivalents through direct investment in short-term, high-quality money market instruments or money market funds.

Second, another portion of the Fund’s assets is invested pursuant to a market neutral investment strategy of investing primarily in long and short positions of common stock of large U.S. companies. We have retained QS Investors to serve as subadviser and manage this portion of the Fund.

Third, in an attempt to reduce the Fund’s volatility over time, the Fund employs an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could

11  | USAA Total Return Strategy Fund

experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. We also manage this portion of the Fund.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

ASSET ALLOCATION INVESTMENT STRATEGY

■     What is the investment strategy for this portion of the Fund?

The investment strategy for this portion of the Fund shifts the assets among stocks, investment-grade bonds, or cash equivalents. We generally will invest at any given time substantially all of the Fund’s assets in one of the following (1) stocks through the use of U.S. or foreign stock-based ETFs, (2) investment-grade bonds through either ETFs or direct investment, or (3) cash equivalents through investment in short-term, high-quality money market instruments or money market funds.

■     What types of stocks are included in the portion of the Fund?

We generally will invest in stocks through the use of U.S. or foreign stock-based ETFs. These stocks typically will represent the large-capitalization sector of the U.S. equity market, but may at times represent other sectors of the equity market including foreign and emerging markets.

■     What are ETFs?

ETFs are, with a few exceptions, open-end investment companies that trade throughout the day on stock exchanges much like stocks. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. The Fund will value any ETF in its portfolio at its market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities.

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■     What types of bonds are included in the portion of the Fund managed by IMCO?

In no event will we purchase a fixed-income security for the Fund unless the fixed-income security (or a comparable security of the same issuer) is rated at least investment-grade at the time of purchase. We generally will invest in investment-grade bonds through either ETFs or direct investment.

■     What types of money market instruments are included in the portion of the Fund?

The money market instruments included in the Fund’s portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, and notes; certificates of deposit; repurchase agreements; and other money market securities. The Fund also may invest in money market mutual funds.

■     What are considered investment-grade debt securities?

Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the rating categories listed by at least one of the following rating agencies:

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Ratings Services	At least BBB –	At least A–3 or SP–2
Fitch Ratings Ltd.	At least BBB –	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low
A.M. Best Co., Inc.	At least bbb	At least AMB-3

13  | USAA Total Return Strategy Fund

If the security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security.

You will find a complete description of the above debt ratings in the Fund’s statement of additional information (SAI).

■     How are decisions made to shift asset classes for this portion of the Fund?

Buy/sell decisions are made using a process under which investments are bought and sold based on technical and fundamental factors. The key concepts used in arriving at the buy/sell decisions are (1) a strong desire to avoid losses, (2) the desire to invest in the markets only when they appear to offer compelling risk-adjusted returns, (3) the desire to have a disciplined, objective decision-making process, and (4) the belief that using moving averages, momentum indicators, and other internal market indicators enhances the possibility of success.

MARKET NEUTRAL INVESTMENT STRATEGY

■     What is the market neutral investment strategy for the portion of the Fund managed by QS Investors?

QS Investors, under normal circumstances, will invest in long and short positions of common stock of large U.S. companies. While QS Investors will invest mainly in common stocks, it also may include other types of equities such as preferred stocks or convertible securities.

QS Investors buys, or takes, long positions in common stock that the managers believe are undervalued and sells, or takes, short positions in common stock that the managers believe are overvalued. This portion of the Fund’s investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, this portion of the Fund seeks to limit its volatility relative to movements in the overall stock market (that is, the price movements of this portion of the Fund are not expected to correlate closely with the market’s price movements).

■     What does it mean to take long and short positions?

When the Fund takes a long position, or owns the equity security outright, the Fund will make money when the price of the security goes up and conversely loses money when their position goes down, as with

Prospectus | 14

owning other similar equity positions. When the Fund takes (sells) a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

■     How are decisions to buy and sell the securities held in the portion of the Fund managed by QS Investors made?

QS Investors’ investment strategy utilizes quantitative management techniques and a proprietary ranking system of 16 factors that seeks gains in rising and declining markets. QS Investors begin by sorting the stocks of the Russell 1000 Index (generally the 1,000 largest publicly traded companies in the United States) into clearly defined industry groups. The stocks are compared within their relevant industry groups based on current and historical data, including but not limited to: measures of how expensive a stock is, earnings growth potential, and market sentiment.

Next, QS Investors uses a quantitative process to build a portfolio of stocks from the rankings described above that it believes provide the appropriate balance between risk and expected return. Based on the expected level of returns, QS Investors takes long positions in stocks identified as undervalued and short positions in stocks identified as overvalued. QS Investors determine the size of each long or short position within defined ranges by analyzing the tradeoffs among a number of factors, including the attractiveness of each position, its estimated impact on the risk of the overall portfolio, and the expected cost of trading. In attempting to neutralize market and sector risks, QS Investors emphasizes stock selection as the primary means of generating returns. Within an industry grouping or sector, QS Investors attempts to maintain a balance between long and short positions. If QS Investors determines that

15  | USAA Total Return Strategy Fund

there is a disproportionate amount of attractively valued stocks within a particular industry grouping or sector, it may overweight the long positions in that grouping or sector up to a fixed percentage. Alternatively, if QS Investors determines that there is a disproportionate amount of overvalued stocks within a particular industry grouping or sector, it may overweight the short positions in that grouping or sector.

When QS Investors believe it is prudent, it may invest a portion of its assets in short-term securities, futures contracts, and other similar securities. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

RISK MANAGEMENT STRATEGY

■ What is the option-based risk-management strategy?

In an attempt to reduce the Fund’s volatility over time, the Fund will implement an option-based risk-management strategy by purchasing and selling options on component indices or corresponding ETFs.

As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the underlying over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the underlying and the exercise price of the option. The premium, the exercise price, and the market value of the underlying determine the gain or loss realized by the Fund as the seller of the call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of a put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of a put option generally increases as the market value of the underlying decrease.

■     Are there any risks to buying and selling index options?

Selling call options reduces the risk of owning a stock portfolio, but it limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. Whereas, the Fund risks losing all or part of the cash paid for purchasing put options. At times, the Fund may not own any put options, resulting in increased exposure to a market

Prospectus | 16

decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond will fail to make timely payments of interest or principal. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund’s portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Credit Risk Associated with Non-Investment-Grade Securities: Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers

17  | USAA Total Return Strategy Fund

develop unexpected credit problems, the Fund’s net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its

Prospectus | 18

NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities ex-change because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; diffi-culties in obtaining legal judgments; and foreign withholding taxes.

Two forms of foreign investing risk are emerging markets risk and political risk.

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Industry Risk: While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. This risk is increased to the extent that the managers overweight investments in a particular industry or sector.

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

19  | USAA Total Return Strategy Fund

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Leveraging Risk: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the per-ceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: Because the Fund is actively managed, it is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-

Prospectus | 20

of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Nondiversification Risk: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock, bond, or ETF. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results.

Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

Portfolio Turnover Risk: To implement the Fund’s principal investment strategies, the Fund’s securities may need to be actively and frequently traded. The Fund’s portfolio turnover rate may exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

Reallocation Risk: The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the

21  | USAA Total Return Strategy Fund

portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

Security Selection Risk: A risk that pervades all investing is the risk that the securities in the Fund’s portfolio may not perform as predicted by the managers. Because the Fund takes both long and short positions, there is the risk that the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the Fund’s potential losses could exceed those of other mutual funds that hold only long stock positions.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

The use of short sales – in effect, leveraging the Fund’s portfolio – could increase the Fund’s exposure to the market, magnify losses, and increase the volatility of returns.

Prospectus | 22

The Fund’s share price may increase if the securities in its long port-folio increase in value more than the securities underlying its short positions. The Fund’s share price may decrease if the securities under-lying its short positions increase in value more than the securities in its long portfolio.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund’s assets to be allocated within the asset

23  | USAA Total Return Strategy Fund

classes. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s semiannual report to shareholders for the period ended June 30.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each sub-adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the sub-advisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with QS Investors under which QS Investors provide day-to-day discretionary management of a portion of the Fund’s assets allocated to it in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. QS Investors is compensated directly by IMCO and not by the Fund.

QS Investors, located at 880 Third Avenue, New York, NY 10022, serves as a subadviser to the Fund. QS Investors is registered as an invest-ment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management, and quantitative analysis.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Flexible Portfolio Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of sixty-five one hundredths of one percent (0.65%) of the Fund’s average net assets.

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of the Lipper Flexible Portfolio Funds Index

Prospectus | 24

over the performance period. The performance period consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

Over/Under Performance                         Annual Adjustment Rate
Relative to Index                                         (in basis points as a percentage
(in basis points) 1                                                           of the Fund’s average net assets) 1
----------------------------------------------------------------------------------------------------

+/– 100 to 400                                                    +/– 4

+/– 401 to 700                       +/– 5

+/– 701 and greater                   +/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended December 31, 2010, the performance adjustment decreased the management fee of 0.65% by 0.05%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Funds or the Funds’ transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

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PORTFOLIO MANAGER(S)

IMCO

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He has co-managed the Fund since May 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, joined USAA in June 2006. He has co-managed the Fund since May 2009. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif was also a member of DB PWM’s U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

Anthony M. Era, Jr., Vice President of Money Market Funds, has co-managed the Fund since October 2006. He has 23 years of investment management experience and has worked for us for 22 years. Education: B.A., Creighton University, Omaha, Nebraska; M.B.A., University of Texas at San Antonio. Mr. Era is a member of the CFA Institute and the CFA Society of San Antonio.

QS Investors

The portion of the Fund managed by QS Investors is managed by a team of investment professionals who collaborate to implement the Fund’s investment strategy. This team works for QS Investors or its affiliates and is supported by a large staff of economists, research analysts, traders, and other investment specialists. QS Investors or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Each portfolio manager on the team has authority over all

Prospectus | 26

aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the portion of the Fund managed by QS Investors.

Robert Wang, Head of Portfolio Management and Implementation for QS Investors, has co-managed the market neutral investment strategy of the Fund since July 2008. Mr. Wang has over 28 years of investment experience. Prior to QS Investors, he was the Head of Quantitative Strategies Portfolio Management at Deutsche Asset Management for 15 years. Education: B.S. in economics, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading for QS Investors, has co-managed the market neutral investment strategy of the Fund since August 2010. Mr. Shtern has over 12 years of investment management experience. Prior to QS Investors, he was the lead Portfolio Manager for Diversification Based Investing Equity and Tax Managed Equity at Deutsche Asset Management where he began in 2003. Education: B.B.A., Pace University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

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PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund

Prospectus | 28

through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share deter-mined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 per transaction minimum, per account.

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AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

Prospectus | 30

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

31  | USAA Total Return Strategy Fund

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the

Prospectus | 32

NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

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OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

Prospectus | 34

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

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■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for

Prospectus | 36

activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

37  | USAA Total Return Strategy Fund

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs) and equity securities sold short, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) agree to notify us of significant events identified that

Prospectus | 38

would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

39  | USAA Total Return Strategy Fund

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other

Prospectus | 40

distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

41  | USAA Total Return Strategy Fund

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

Prospectus | 42

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

43  | USAA Total Return Strategy Fund

	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value at beginning
of period	$7.97		$7.21		$9.37		$10.00		$9.89
Income (loss) from investment operations:
Net investment income	.03		.03		.13		.13		.39
Net realized and unrealized
gain (loss)	.37		.85	(b)	(2.09)		.35		.11
Total from investment operations	.40		.88		(1.96)		.48		.50
Less distributions from:
Net investment income	(.03)		(.03)		(.13)		(.13)		(.39)
Realized capital gains	–		(.09)		(.07)		(.98)		–
Total distributions	(.03)		(.12)		(.20)		(1.11)		(.39)
Net asset value at end of period	$8.34		$7.97		$7.21		$9.37		$10.00
Total return (%)*	5.01		12.25	(b),(d)	(21.01)		4.70	(c)	5.09
Net assets at end of period (000)	$141,291		$149,206		$142,978		$250,714		$293,619
Ratios to average net assets:**
Expenses including dividend expense on securities sold short (%)(e)
Including reimbursements	1.79		1.56	(d),(f)	1.31	(f)	1.12	(c),(f)	1.00	(f)
Excluding reimbursements	1.79		1.70	(d)	1.60		1.31		1.20
Expenses excluding dividend expense on securities sold short (%)(e)
Including reimbursements	1.35		1.29	(d),(f)	1.00	(f)	1.00	(c),(f)	1.00	(f)
Excluding reimbursements	1.35		1.43	(d)	1.29		1.19		1.20
Net investment income (%)	.00	(g)	.41		1.00		1.22		4.09
Portfolio turnover (%)(a)	71	(h)	68	(h)	384	(h)	471	(h)	200	(i)

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

** For the year ended December 31, 2010, average net assets were $144,542,000.

(a)   The Fund’s various investment strategies may create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.

(b)   For the year ended December 31, 2009, the Manager reimbursed the Fund $8,000 for a loss incurred from the sale of option contracts that were purchased in excess of what was required to hedge the equity portion of the Fund’s portfolio. The effect of this reimbursement on the Fund’s net realized loss per share and total return was less than $0.01/0.01%.

Prospectus | 44

(c)   For the year ended December 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred.  The effect of this reimbursement on the Fund’s total return and ratio of expenses to average net assets was less than 0.01%.

(d)  During the year ended December 31, 2009, SAS voluntarily reimbursed the Fund $56,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund’s total return was less than 0.01%. The reimbursement decreased the Fund’s expense ratios by 0.04%. This decrease is excluded from the expense ratios in the Financial Highlights table.

(e) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(f)   Prior to May 1, 2009, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets, excluding the effect of any dividend expense for securities sold short.

(g) Represents less than 0.01%.

(h)  Calculated excluding securities sold short, covers on securities sold short, and options transactions. The turnover rate for the portion of the Fund invested in ETFs and bonds was calculated using average daily market value for the years ended December 31, 2007, and 2008, and calculated using average monthly market value for the years ended December 31, 2009, and 2010.

(i)   Calculated using average daily market value for the number of months during which the Fund was invested in long-term securities (ETFs and bonds), which, for the year ended December 31, 2006, was two.

45  | USAA Total Return Strategy Fund

NOTES

Prospectus | 46

47  | USAA Total Return Strategy Fund

9800 Fredericksburg Road
San Antoino, Texas  78288

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If you would like more information about the Fund, you may call (800)
531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the
Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the
Commission’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling
(202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following
e-mail address: publicinfo@sec.gov or by writing the Public Reference
Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve(R).                                                                   [graphic] 10%

48372-0511                                     Investment Company Act File No. 811-7852                      (c)2011, USAA. All rights reserved.

Part A

Prospectus for the

Global Opportunities Fund

Included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA GLOBAL OPPORTUNITIES FUND
TICKER SYMBOL: UGOFX
MAY 1, 2011

[Graphic]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	6
Investment Adviser	9
Subadviser(s)	9
Portfolio Manager(s)	9
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and
Other Financial Intermediaries	11
Investment Objective	12
Principal Investment Strategy	12
Risks	25
Portfolio Holdings	31
Fund Management	31
Portfolio Manager(s)	33
How to Invest	36
How to Redeem	37
Other Important Information
About Purchases and Redemptions	37
Shareholder Information	41
Financial Highlights	47

INVESTMENT OBJECTIVE

The USAA Global Opportunities Fund (the Fund) is an asset allocation fund with an investment objective to seek an average return that is greater than the 1-year U.S. Treasury Bond, before fees and expenses, over a full market cycle while seeking to limit the Fund’s exposure to large negative returns.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.18%
Total Annual Operating Expenses	0.98%(a)

(a)  The Fund's total annual operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

1 | USAA Global Opporturnities Fund

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund’s principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk.

This Fund is intended to be primarily invested in stocks and exchange-traded funds (ETFs) that invest primarily in stocks. However, there are times when bond markets will provide opportunities for what the Adviser believes to be stock like returns with equal or less market risk.

Prospectus | 2

These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks in seeking to enhance the performance of the Fund.

In an attempt to reduce the Fund’s volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

In addition, in an attempt to enhance the Fund’s return and diversification, the Fund may employ a global tactical asset allocation overlay strategy (GTAA) by investing in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations;

3 | USAA Global Opporturnities Fund

foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The fixed-income securities held in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have

Prospectus | 4

some degree of credit risk. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.

ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

When the Fund invests in the GTAA strategy through a hedge or other fund, it also may use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will only use these instruments or GTAA Strategy if portfolio management believes that its return potential more than compensates for the extra risk associated with its use.

Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

The success of the GTAA strategy depends, in part, on the investment adviser’s ability to analyze the correlation between various global markets and asset classes. If the adviser’s correlation analysis proves to be incorrect, losses in the strategy may be significant and may

5 | USAA Global Opporturnities Fund

exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small capitalization companies. The investment will be considered illiquid.

Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities by the Fund. Illiquid securities may be substantially less readily marketable and subject to greater price fluctuations. In addition, investment in the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment.

In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year since the Fund’s inception.

Prospectus | 6

■ RISK/RETURN BAR CHART   ■

[Barchart]
Annual Return for Periods Ended December 31
*Fund began operations on July 31, 2008.

CALENDER YEAR                                     TOTAL RETURN
2010                                                          18.90%
2009*                                                          2.37%

[
THREE-MONTH YTD TOTAL RETURN
2.87% (3/31/11)
BEST QUARTER**	WORST QUARTER**
13.59% 2nd Qtr. 2009	-9.30% 1st Qtr. 2009
** Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss

7 | USAA Global Opporturnities Fund

occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

■	AVERAGE ANNUAL TOTAL RETURNS			■
For The Periods Ended December 31, 2010

			Since
		Past	Inception
		1 Year	7/31/08
	Return Before Taxes	2.37%	2.26%

	Return After Taxes on Distributions	2.24%	1.96%

	Return After Taxes on Distributions and Sale of Fund Shares	1.71%	1.90%

	S&P 500 Index* (reflects no deduction for fees, expenses, or taxes)	15.06%	2.02%

	MSCI All-Country World Index* (reflects no deduction for fees, expenses or taxes)	12.67%	0.34%

	Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	6.92%

* The MSCI All-Country World Index replaced the S&P 500 Index as the Fund's broadbased index as it more closely reflects the Fund's investments.

Prospectus | 8

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER(S)

QS Investors, LLC (QS Investors) serves as subadviser for the U.S. stocks asset class.

Quantitative Management Associates LLC (QMA) serves as subadviser for the international/emerging markets stocks asset class.

PORTFOLIO MANAGER(S)

IMCO

John P. Toohey, CFA, Vice President of Equity Investments, has co-managed the portion of the Fund’s investments in ETFs since July 2009 and options since February 2011.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the portion of the Fund’s investments in ETFs since July 2008 and options since February 2011.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008.

Mark W. Johnson, CFA, Vice President of Equity Investments, has co-managed the portion of the Fund’s assets invested in global real estate securities since July 2008.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the portion of the Fund’s assets invested in global real estate securities since July 2008.

9 | USAA Global Opporturnities Fund

QS Investors

Robert Wang, Head of Portfolio Management and Implementation, QS Investors, has managed the Fund since March 2007.

Russell Shtern, CFA, Portfolio Manager, QS Investors has managed the Fund since August 2010.

QMA

Margaret S. Stumpp, Ph.D. is the Chief Investment Officer of QMA. He joined the Fund in July 2008.

Jacob Pozharny, Ph.D. is a Managing Director of QMA. He joined the fund in August 2010.

John Van Belle, Ph.D. is a Managing Director of QMA. He joined the Fund in July 2008.

PURCHASE AND SALE OF FUND SHARES

This Fund is not offered for sale directly to the general public and is available currently for investment through a USAA managed account program or other persons or legal entities that the Fund may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11 | USAA Global Opporturnities Fund

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund’s investment objective is to seek an average annual return that is greater than the 1-year U.S. Treasury Bond, before fees and expenses, over a full market cycle while seeking to limit the Fund’s exposure to large negative returns. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund’s principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk.

This Fund is intended to be primarily invested in stocks and ETFs that invest primarily in stocks. However, there are times when bond markets will provide opportunities for what we believe to be stock like returns with equal or less market risk. These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks in seeking to enhance the performance of the Fund.

In an attempt to reduce the Fund’s volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could

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experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

In addition, in an attempt to enhance the Fund’s return and diversification, the Fund also may employ a global tactical asset allocation overlay strategy (GTAA) by investing in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

The Fund also may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

We are the Fund’s investment adviser and will decide which asset classes, ETFs, and GTAA strategy to invest in, how much to invest in each, and the extent to which the option strategy is employed to manage the Fund’s risk. We also will manage the bonds and money market instruments, option strategies, and the global real estate securities of the Fund.

■     Why were the multiple asset classes selected?

Each asset class was selected to provide investors with a diversified investment in a single mutual fund. U.S. stocks provide the potential for long-term capital appreciation. International and emerging markets stocks provide the potential for appreciation during periods of adverse economic and market conditions in the United States. Bonds and money market instruments provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. Global real estate securities provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities). The Fund also may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash

13 | USAA Global Opporturnities Fund

on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

U.S. STOCKS

■     What role do U.S. stocks and ETFs play in the Fund’s portfolio?

Up to 100% of the Fund’s portfolio may be allocated to U.S. stocks, and this allocation may consist in part or in whole of U.S. stock ETFs.

IMCO

As the Fund’s investment adviser, we will decide how to allocate the Fund’s assets and will make the investment decisions with respect to ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day.

ETFs trade on stock exchanges much like stocks. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. The ETFs in which the Fund may invest will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

■     How are the decisions to buy and sell U.S. stocks made?

QS Investors

Investment Philosophy. With respect to the portion of the Fund’s assets invested in U.S. stocks managed by QS Investors, QS Investors pursues an actively managed, quantitative investment process. QS

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Investors’ investment philosophy is based on three central tenets. First, securities have an intrinsic value from which they deviate over time. QS Investors believes that the best way to measure a security’s fair value is relative to its peers within its own industry. Second, QS Investors believes that finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities. Finally, quantitative investment models provide an improved framework for selecting potentially mispriced stocks in an unbiased, consistent, and repeatable manner.

Quantitative Investment Approach. QS Investors blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the portfolio management team to analyze the broadest possible universe of stocks. QS Investors’ proprietary U.S. stock evaluation model, the Quantitative Investment Model, incorporates valuation and growth investment parameters and is used to select securities. QS Investors believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a “pure” stock selection process that seeks to add value in any market environment. QS Investors also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the portfolio management team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions also are incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

Portfolio Construction and Quantitative Risk Management.QS Investors extensively screens the universe of securities comprising all U.S. large-cap companies using multiple investment parameters to identify what QS Investors believe are the most and least attractive securities. Expected returns are generated for each security relative to its own industry. Securities are then selected based on expected returns, risk control constraints, and anticipated transaction costs.

The portfolio also may invest in new and unseasoned companies that QS Investors portfolio managers believe have the potential for long-term capital appreciation.

15 | USAA Global Opporturnities Fund

INTERNATIONAL AND EMERGING MARKETS STOCKS

■     What role do international and emerging markets stocks play in the Fund’s portfolio?

From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.

IMCO

The Fund may invest in international and emerging markets stocks.

In addition, up to 100% of the Fund’s portfolio may be allocated to international stocks, and this allocation may consist in part or in whole of ETFs.

QMA

■ What is considered to be a “foreign company”?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company’s assets, the location of the company’s headquarters, the countries where the company’s revenues are derived, the principal trading market for the company’s stock, and the company’s classification in the MSCI Index.

■ What is an “emerging market company”?

An issuer is an emerging market company if: it is organized under the laws of an emerging market country (as defined below); the principal trading market for its stock is in an emerging market country; or at least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

■ What countries are considered “emerging market countries”?

For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

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AMERICAS: Canada, the United States

AFRICA/MIDDLE EAST: Israel

EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

■ What are the characteristics of the economic and political systems of emerging market countries?

The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

❖	The countries in which these stock markets are found have a less-developed economy than the developed countries.

❖
Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

❖	Sustainable economic growth rates are higher, or potentially higher, than developed countries.

❖	Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

❖	Personal income levels and consumption generally are lower than those in developed countries, but may be growing at a faster rate.

❖	The political system is likely to be, or appears to be, in greater flux than the developed countries listed above.

■     How are the decisions to buy and sell international/emerging markets stocks made?

IMCO

In making the determination to buy or sell ETFs in this portion of the Fund’s portfolio, we will consider a variety of technical and fundamental factors.

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QMA

With respect to the portion of the Fund’s assets managed by QMA, QMA uses an objective, quantitative approach to investing. QMA believes that different valuation criteria have varying levels of predictive strength depending on a stock’s projected earnings growth rate. As a result, QMA’s stock-selection process focuses primarily on valuation measures for stocks with slow earnings growth and factors related to future earnings for stocks with fast earnings growth.

QMA’s investment process combines active stock selection and risk management and is designed to add value primarily through stock selection rather than sector, industry, or country allocations. QMA invests in both value and growth stocks, providing style-neutral, core exposure to non-U.S. stocks.

QMA seeks long-term growth of capital by investing in securities that it believes will increase in value over a period of years and will outperform the general international equity market (MSCI Europe, Australasia, and the Far East (EAFE)). QMA seeks to achieve this objective through investments in equity securities of non-U.S. companies.

The investable universe of non-U.S. stocks is evaluated according to projected earnings growth rates, ranging from slow growth to fast growth. Different quantitative models are applied to each category of stocks to calculate an expected return over the benchmark for each stock in the universe.

A separate model identifies a recommended or “optimal portfolio.” The optimal portfolio is the combination of stocks that is expected to generate the highest expected return while minimizing expected tracking error versus the benchmark.

The portfolio management team meets daily to review data integrity, model structure, and portfolio characteristics and to discuss buy and sell transactions. While the model drives the majority of investment decisions, the team may override the model when data is questionable or if recent events are not reflected in the model output, such as a recent company restructuring.

QMA’s portfolios are typically highly diversified, consisting of small, active positions in a large number of stocks. Various limits are placed

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on the security, sector, industry, country, and regional weightings versus the benchmark.

BONDS AND MONEY MARKET INSTRUMENTS

■ What role do bonds and money market instruments play in the Fund’s portfolio?

Bonds and money market instruments are intended to provide both liquidity and interest income. In addition, bonds provide opportunities for capital gains.

IMCO

■     What types of fixed-income securities may be included in the Fund’s portfolio?

The Fund will normally invest in a broad range of high-yield securities (both investment-grade and non-investment-grade), including bonds, convertible securities, leveraged loans, and preferred stocks. We independently assess credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.

These securities may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities.

By diversifying the Fund’s portfolio through investing in securities of a large number of unrelated issuers, we attempt to reduce the Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agree-

19 | USAA Global Opporturnities Fund

ments, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations, commercial mortgage-backed securities, interest-only CMBS securities, periodic auction reset bonds, loan interests, and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities, are subject to special risks that are described in the statement of additional information (SAI).

The Fund also may invest in defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives such as futures and options. We also may invest, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■     What are considered “high-yield securities”?

We consider high-yield securities to include a broad range of securities that produce high current income. The Fund has no limits on the credit quality and maturity of its investments. Generally, debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated) are considered “non-investment-grade” or “high-yield” securities, which are considered speculative and are subject to significant credit risk. They are sometimes referred to as “junk” since they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities. However, even investment-grade securities are subject to some credit risk.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

■     What is the difference between investing in high-yield securities and investing in investment-grade bonds?

Because of the types of securities the bond portion of the Fund intends to invest in, we anticipate that it will generate significantly higher income than an investment-grade bond portfolio and may have a

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greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield securities portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield securities portfolios have often acted differently than investment-grade bond securities portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

■     What is a credit rating?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services (S&P), Fitch Ratings, Ltd., Dominion Bond Rating Service Limited, and A.M. Best Co., Inc. analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

21 | USAA Global Opporturnities Fund

■ How are the decisions to buy and sell high-yield securities made?

We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation.

We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.

■     What types of money market instruments may be included in the Fund’s portfolio?

The money market instruments included in the Fund’s portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities. The Fund also may invest in money market mutual funds.

GLOBAL REAL ESTATE SECURITIES

■     What role do real estate securities play in the Fund’s portfolio?

We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

IMCO

■     What types of real estate securities may be included in the Fund’s portfolio?

Investments in this category will consist primarily of U.S. and/or foreign common stocks, mutual funds, and ETFs of real estate investment trusts (REITs) and companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company’s real estate holdings to determine whether the Fund’s investment in the company’s common stock will be

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included in this category. In addition, we may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund generally will not acquire any direct ownership of real estate.

■     How are the decisions to buy and sell real estate securities made?

In selecting securities for the Fund, we seek to invest in companies, mutual funds, or ETFs that are attractively priced relative to an assessment of NAV, while recognizing that considerations relating to the competitive position of a company’s assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to NAV that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company’s fundamentals.

RISK MANAGEMENT STRATEGY

■     What is the option-based risk-management strategy?

In an attempt to reduce the Fund’s volatility over time, the Fund will implement an option-based risk-management strategy by purchasing and selling options on component indices or corresponding ETFs.

As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the underlying over a fixed price (the exercise price) on a certain date in the future (the expiration date).

If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the underlying and the exercise price of the option. The premium, the exercise price, and the market value of the underlying determine the gain or loss realized by the Fund as the seller of the call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of a put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of a put option generally increases as the market value of the underlying decrease.

23 | USAA Global Opporturnities Fund

■     Are there any risks to buying and selling index options?

Selling call options reduces the risk of owning a stock portfolio, but it limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. Whereas, the Fund risks losing all or part of the cash paid for purchasing put options. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

GTAA OVERLAY STRATEGY

■     What is the GTAA overlay strategy?

In an attempt to enhance the Fund’s return, the Fund may employ a GTAA overlay strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund’s assets in hedge or other funds that invest in short-term money market instruments and long and short positions in global equity and fixed- income exchange-traded futures, currency forward contracts, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund’s return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with

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each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: Credit risk is the possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund’s portfolio. In addition, the credit rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings

25 | USAA Global Opporturnities Fund

correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

When the Fund invests in the GTAA strategy through a hedge or other fund, it also may use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will only use these instruments or GTAA Strategy if portfolio management believes that its return potential more than compensates for the extra risk associated with its use.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints,

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investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Investing Risk: The possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Those risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile.

Global Real Estate Securities and REIT Investment Risk: The possibility that the Fund’s investments in global real estate securities and REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s),

27 | USAA Global Opporturnities Fund

have limited diversification, and could be significantly impacted by changes in tax laws.

GTAA Risk: The success of the GTAA strategy depends, in part, on the investment adviser’s ability to analyze the correlation between various global markets and asset classes. If the adviser’s correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. The investment will be considered illiquid.

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Leveraging Risk: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale

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of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: Because the Fund is actively managed, it is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

Nondiversification Risk: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock, bond, or ETF. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused

29 | USAA Global Opporturnities Fund

investment strategy may increase the volatility of the Fund’s investment results.

Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

Over-the-Counter (OTC) Risk: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Portfolio Turnover Risk: To implement the Fund’s principal investment strategies, the Fund’s securities may need to be actively and frequently traded. The Fund’s portfolio turnover rate may exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

Rebalancing Risk: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not reallocate from time to time.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success

Prospectus | 30

or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund’s assets to be allocated within the asset classes. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s semiannual report to shareholders for the period ended June 30.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each sub-

31| USAA Global Opporturnities Fund

adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund’s average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Funds or the Funds’ transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

We have entered into Subadvisory Agreements with QS Investors and QMA, under which QS Investors and QMA provide day-to-day discretionary management of certain of the Fund’s assets in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. QS Investors and QMA are compensated directly by IMCO and not by the Fund.

QS Investors, located at 880 Third Avenue, New York, NY 10022, serves as a subadviser to the Fund. QS Investors is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management, and quantitative analysis.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2010, QMA managed approximately $80 billion in assets.

Prospectus | 32

PORTFOLIO MANAGER(S)

IMCO (U.S. and International Stock ETFs)

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He has co-managed the portion of the Fund’s investments in ETFs since July 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, joined USAA in June 2006. He has co-managed the portion of the Fund’s investments in ETFs since July 2008. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif was also a member of DB PWM’s U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

IMCO (Bonds and Money Market Instruments)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008. Mr. Freund has 22 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008. Mr. Espe has 27 years of investment management experience and has worked for us for 11 years. Education: B.S., Willamette University; M.B.A., University of Oregon.

34 | USAA Global Opporturnities Fund

He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008. Ms. Bass has 23 years of investment management experience and has worked for us for 10 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

IMCO (Global Real Estate Securities and ETFs)

Mark W. Johnson, CFA, Vice President of Equity Investments, has co-managed the portion of the Fund’s assets invested in global real estate securities since July 2008. Mr. Johnson has 37 years of investment management experience and has worked for us for 22 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the portion of the Fund’s assets invested in global real estate securities since July 2008. Mr. Denbow has 18 years of investment management experience and has worked for us for 13 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

QS INVESTORS (U.S. Stocks)

The portion of the Fund’s assets managed by QS Investors is managed by a team of investment professionals who collaborate to implement the Fund’s investment strategy. This team works for QS Investors and is supported by research analysts, traders, and other investment specialists. QS Investors believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its resources. Each portfolio manager on the team has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

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The following individuals handle the day-to-day management of the portion of the Fund managed by QS Investors:

Robert Wang, Head of Portfolio Management and Implementation for QS Investors, has co-managed the U.S. stocks asset class of the Fund since July 2008. Mr. Wang has over 28 years of investment experience. Prior to QS Investors, he was the Head of Quantitative Strategies Portfolio Management at Deutsche Asset Management for 15 years. Education: B.S. in economics, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading for QS Investors, has co-managed the U.S. stocks asset class of the Fund since August 2010. Mr. Shtern has over 12 years of investment management experience. Prior to QS Investors, he was the lead Portfolio Manager for Diversification Based Investing Equity and Tax Managed Equity at Deutsche Asset Management where he began in 2003. Education: B.B.A., Pace University.

QMA (International Stocks)

QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment insights gained from its original research and the seasoned judgment of its investment professionals. The members of QMA’s portfolio management team with primary responsibility for subadvising the international asset class of the Fund are listed below.

Margaret S. Stumpp, Ph.D. is the Chief Investment Officer of QMA. Since 1987, Mrs. Stumpp has been a portfolio manager for equity portfolios for institutional investors and mutual fund clients; she joined the Fund as a co-manager of the international stocks asset class in July 2008. She is extensively involved in quantitative research in asset allocation, security selection, and portfolio construction. Education: B.A. cum laude with distinction in economics, Boston University; and an A.M. and Ph.D. in economics, Brown University.

Jacob Pozharny, Ph.D. is a Managing Director for QMA, a role he has held since joining the firm in 2009. He is also Head of Research and Portfolio Management for non U.S. Quantitative Core Equity and all non U.S. strategies and joined the Fund as a co-manager of the international stocks asset class in August 2010. Mr. Pozharny was previously a

34 | USAA Global Opporturnities Fund

Managing Director and Head of International Quantitative Equity at the TIAA-CREF organization for eight years. Education: B.A. in economics; M.S. in statistics; M.S. in finance and applied economics; and a Ph.D. in applied statistics, University of California.

John Van Belle, Ph.D. is a Managing Director of QMA, where he manages the global and non-U.S., enhanced index portfolios and has lead the international team since 1983. He joined the Fund as a co-manager of the international stocks asset class in July 2008. Education: B.S. in economics, St. Joseph’s College; and Ph.D., in economics, University of Virginia.

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

HOW TO INVEST

OPENING AN ACCOUNT

This Fund is not offered for sale directly to the general public and is available currently for investment through a USAA managed account program or other persons or legal entities that the Fund may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

EFFECTIVE DATE

The Fund’s purchase price will be the NAV per share next determined after we receive a request in proper form. The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m.

Prospectus | 36

Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

HOW TO REDEEM

Redemptions are effective on the day instructions are received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) and will receive the NAV per share determined for that day. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), redemptions will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAATax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in

37 | USAA Global Opporturnities Fund

response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one

Prospectus | 38

large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to

39 | USAA Global Opporturnities Fund

purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

Prospectus | 40

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

41 | USAA Global Opporturnities Fund

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) agree to notify us of significant events identified that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Prospectus | 42

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

43 | USAA Global Opporturnities Fund

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the

Prospectus | 44

maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Foreign

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions

45 | USAA Global Opporturnities Fund

otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

Prospectus | 46

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

47 | USAA Global Opporturnities Fund

	Years Ended December 31,		Period Ended December 31,
	2010	2009	2008*
Net asset value at beginning
of period	$9.94	$8.61	$10.00
Income (loss) from investment operations:
Net investment income	.13	.09	.07	(a)
Net realized and unrealized
gain (loss)	.11	1.52	(1.39)	(a),(b)
Total from investment operations	.24	1.61	(1.32)	(a)
Less distributions from:
Net investment income	(.09)	(.06)	(.07)
Realized capital gains	–	(.22)	–
Total distributions	(.09)	(.28)	(.07)
Net asset value at end of period	$10.09	$9.94	$8.61
Total return (%)**	2.37	18.76	(13.18)	(b)
Net assets at end of period (000)	$475,075	$318,074	$73,563
Ratios to average net assets:***
Expenses (%)(c)	.80	.94	1.00	(d)
Expenses, excluding reimbursements (%)(c)	.80	.94	1.12	(d)
Net investment income (%)	1.46	1.63	1.73	(d)
Portfolio turnover (%)	156	107	60

* Fund commenced operations on July 31, 2008.

**    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

*** For the year ended December 31, 2010, average net assets were $426,440,000.

(a) Calculated using average shares.

(b)  For the year ended December 31, 2008, the Manager reimbursed the Fund $30,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund's net realized loss per share and total return was less than $0.01/0.01%.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

Prospectus | 48

9800 Fredericksburg Road
San Antoino, Texas  78288

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If you would like more information about the Fund, you may call (800)
531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the
Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the
Commission’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling
(202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following
e-mail address: publicinfo@sec.gov or by writing the Public Reference
Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve(R).                                                                   [graphic] 10%

87347-0511                                     Investment Company Act File No. 811-7852                      (c)2011, USAA. All rights reserved.

Part A

Prospectus for the

Real Return Fund

Included herein

USAA
EAGLE
LOGO (R)

PROSPECTUS
USAA REAL RETURN FUND
TICKER SYMBOL: USRRX
MAY 1, 2011

[Graphic]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	5
Investment Adviser	6
Portfolio Manager(s)	6
Purchase and Sale of Fund Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Investment Objective	8
Principal Investment Strategy	8
Risks	17
Portfolio Holdings	25
Fund Management	25
Portfolio Manager(s)	27
Purchases and Redemptions	28
Exchanges	33
Other Important Information About Purchases and Redemptions	34
Shareholder Information	38
Financial Highlights	43

INVESTMENT OBJECTIVE

The USAA Real Return Fund’s (the Fund) investment objective seeks a total return that exceeds the rate of inflation over an economic cycle.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.11%
Acquired Fund Fees and Expenses	0.02%
Total Annual Operating Expenses	1.63%
Reimbursement from Adviser	(0.76%)
Total Annual Operating Expenses After Reimbursement	0.87%(a),(b)

(a)  The Adviser has agreed, through May 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed or terminated during

1 | USAA Real Return Fund

this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.
(b)  The Fund's total annual operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal period, the Fund’s portfolio turnover rate was 2% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets principally in a portfolio of investments that the adviser believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset categories: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes,

Prospectus | 2

short-duration bonds, investment-grade securities, high-yield bonds (also known as “junk” bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund’s assets, the adviser may invest all or a substantial portion of the Fund’s assets in one or a limited number of these asset categories, In addition, the allocation of the Fund’s assets among these categories may vary substantially from time to time.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund’s total assets may be invested in the securities

3 | USAA Real Return Fund

of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value. Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.

Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities

Prospectus | 4

markets as well as weather, tax, and other regulatory developments.

As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of mortgage-backed securities and the Fund’s net asset value.

Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities by the Fund. Illiquid securities may be less readily marketable and subject to greater price fluctuations.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

5 | USAA Real Return Fund

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception in October 2010.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since its inception in October 2010.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since its inception in October 2010.

Arnold J. Espe, CFA, Vice President of Fixed Income Investments, has co-managed the Fund since its inception in October 2010.

Margaret “Didi” Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010.

Mark W. Johnson, CFA, Vice President of Equity Investments, has co-managed the Fund since its inception in October 2010.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by

Prospectus | 6

electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $1,000 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Real Return Fund

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund’s investment objective seeks a total return that exceeds the rate of inflation over an economic cycle. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest its assets principally in a portfolio of investments that we believe will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as “junk” bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that we believe have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund’s assets, we may invest all or a substantial portion of the Fund’s assets in one or a limited number of these asset classes. In addition, the allocation of the Fund’s assets among these classes may vary substantially from time to time.

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or

Prospectus | 8

dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■     How were the asset classes determined?

We believe a broad range of asset classes will facilitate achieving the Fund’s objective. The asset classes were selected based on the following considerations. Asset class performance is likely to vary depending on the underlying causes of inflation, the stage of the inflation cycle, and the level of inflation. In addition, the relative attractiveness of asset classes will change as the demand for and supply of investments change. In other words, utilizing a broad range of asset class exposures provides both diversification and an opportunity to enhance performance as compared to the traditional approach of holding only one or two asset classes.

We manage the Fund based on our assessment of the inflation regime and the relative valuation of asset classes. We will adjust the asset allocation in anticipation of shifts in the inflation regime. The asset allocation process will benefit from the insights of our fixed income, equity, and asset allocation professionals and will take into account many factors, including quantitative analysis, qualitative inputs, and risk management guidelines. We endeavor to take advantage of misvalued assets and seek returns that compensate investors in the Fund for the risks the Fund is taking.

■     Can you briefly describe some of these types of investments?

Inflation-linked securities are debt securities designed to protect the investor from inflation. There are two basic types. In the most common format, the principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these inflation-linked bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In another format (usually inflation-linked municipal and corporate bonds), the inflation adjustment is reflected in the semiannual coupon’s being based on an inflation measure. In these, the principal value does not adjust according to the rate of inflation.

U.S. Treasury inflation-protected securities are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at

9 | USAA Real Return Fund

prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the original face value of these securities at maturity even in the event of sustained deflation or a drop in prices.

Inflation-linked corporate securities are corporate debt financing securities that offer their holders protection against fluctuations in the rate of inflation as measured by the consumer price index (CPI). The yields of these securities adjust monthly with respect to the current rate of inflation. Although they are not as common as conventional debt instruments, inflation-protected corporate debt can provide an investor with a balanced risk exposure: these securities pose all of the normal risks associated with regular corporate debt securities - such as default risk - but they remove the possibility of inflationary changes eroding their real returns.

Inflation-linked municipal securities are investment vehicles issued by various levels of governments containing variable coupon payments that increase and decrease with changes in the CPI. This type of debt security is similar to regular municipal bonds, but municipal inflation-linked securities offer investors a slightly lower coupon rate because these securities are safer than debt instruments that expose the holder to inflation risk. Also, because these securities carry reduced inflation risk, they don’t - like other debt securities - have the potential to increase in price should the rate of inflation subside.

Fixed-income securities are investments that provide a return in the form of fixed periodic payments that are known in advance and the eventual return of principal at maturity. These types of securities consist generally of obligations of companies or other entities incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company; temporary financing; or refinancings, internal growth, or other general business purposes.

Bank loans are often obligations of borrowers who are highly leveraged. Loans typically have floating interest rates that reset periodically. Most loans are secured by first liens and are senior to other securities of the borrower in the event of bankruptcy. Loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the loan. Loans may be acquired directly through the agent, as an assignment from another lender who

Prospectus | 10

holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the loan.

Floating rate notes (FRNs) are bonds that have a variable coupon, equal to a money market reference rate, like LIBOR or federal funds rate, plus a spread. The spread is a rate that remains constant. Almost all FRNs have quarterly coupons, i.e. they pay out interest every three months, though counter examples do exist. FRNs carry little interest rate risk. An FRN has a duration close to zero, and its price shows very low sensitivity to changes in market rates. When market rates rise, the expected coupons of the FRN increase in line with the increase in forward rates, which means its price tends to vary only slightly. Thus, FRNs differ from fixed-rate bonds, whose prices decline when market rates rise. As FRNs are almost immune to interest rate risk, they are considered conservative investments for investors who believe market rates will increase. The risk that remains is credit risk.

Investment-grade securities in which the Fund invests consist of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission (SEC). In addition, the Fund also may invest in investment-grade mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

Below are investment-grade ratings for five of the current NRSRO rating agencies:

11 | USAA Real Return Fund

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Ratings Services	At least BBB–	At least A–3 or SP–2
Fitch Ratings Ltd.	At least BBB–	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low
A.M. Best Co., Inc.	At least bbb-	At least AMB-3

If the security does not meet the requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment-grade security of the same issuer.

U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including

Prospectus | 12

government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

High-yield securities include a broad range of securities that produce high current income. The Fund has no limits on the credit quality and maturity of its investments. Generally, debt securities rated below the four highest credit grades by an NRSRO (or of equivalent quality if not publicly rated) are considered “non-investment-grade” or “high-yield” securities, which are considered speculative and are subject to significant credit risk. They are sometimes referred to as “junk” since they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

Because of the types of fixed-income securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than an investment-grade bond portfolio and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used

13 | USAA Real Return Fund

to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield security portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield security portfolios have often acted differently than investment-grade bond security portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

Equity securities are defined for purposes of this prospectus as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), Global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Real estate investment trusts (REITs) are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITS: equity REITs, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; mortgage REITS lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and hybrid REITS are a combination of equity and mortgage REITS.

Global real estate securities commonly consist primarily of domestic and foreign common stocks, mutual funds, and ETFs of REITs and

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companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company’s real estate holdings to determine whether the Fund’s investment in the company’s common stock will be included in the Fund. In addition, we may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund generally will not acquire any direct ownership of real estate.

Exchange-traded funds (ETFs) trade on exchanges much like stocks. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets (such as commodity-related industries). Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent.

The Fund may rely on certain SEC exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Commodity ETFs invest in physical commodities such as agricultural goods, natural resources, and precious metals. A commodity ETF may be focused on a single commodity and hold it in physical storage or may invest in futures contracts. Other commodity ETFs look to track the performance of a commodity index that includes dozens of individual commodities through a combination of physical storage and derivatives positions. Because many commodity ETFs use leverage through the purchase of derivative contracts, they may have large portions of uninvested cash, which is used to purchase Treasury securities or other nearly risk-free assets.

Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy (including commodities benchmarks and strategies) minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors also can

15 | USAA Real Return Fund

hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Commodity-linked notes are a type of structured note that are privately negotiated structured debt securities indexed to the return of an index, which is representative of a commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged.

■     How are the decisions to buy and sell securities made?

In buying and selling debt securities for the Fund, we generally analyze a security’s features and current price compared to its long-term value. In buying and selling equity securities for the Fund, we rely on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors including its financial condition, earnings outlook strategy, management, industry position, and economic and market conditions.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other

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conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values also may be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk, which is described herein.

If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. In addition, changes in the values of the properties backing the loans, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. In addition, instability in the markets for such securities may affect the liquidity of such securities, which means that a fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed or mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Bank and Floating Rate Loan Trading Risk: The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans,

17 | USAA Real Return Fund

including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan also can decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Commodity-Linked Investing Risk: The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. Commodity-linked notes may be leveraged. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond will fail to make timely payments of interest or principal. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund’s portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and

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higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Credit Risk Associated with Non-Investment-Grade Securities: Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may

19 | USAA Real Return Fund

invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Exposure Risk: Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

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Industry Exposure Risk: Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Legislative Risk: Legislative risk is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other

21 | USAA Real Return Fund

investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: Because the Fund is actively managed, it is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers

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with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Nondiversification Risk: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock, bond, or ETF. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused

23 | USAA Real Return Fund

investment strategy may increase the volatility of the Fund’s investment results.

Prepayment Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Risks to Issuer-Specific Changes: Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Real Estate Investment Trusts (REITs) Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated

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with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

25 | USAA Real Return Fund

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory Agreement is available in the Fund’s semiannual report to shareholders for the period ended June 30.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For its services, the Fund pays IMCO an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of one half of one percent (0.50%) of the Fund’s average net assets.

We have agreed, through May 1, 2012, to limit the Fund’s annual expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) to an annual rate of 0.85% of the Fund’s average daily net assets and will reimburse the Fund for the expenses in excess of that amount. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after May 1, 2012. If the Fund’s total annual operating expense ratio is lower than 0.85%, the Fund will operate at that lower expense ratio. After reimbursements were made to the Fund for the fiscal period ended December 31, 2010, we did not receive any management fees.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Funds or the Funds’ transfer agent may enter into agreements with third parties (Servicing

Prospectus | 26

Agents) to pay such Servicing Agents for certain administrative and servicing functions.

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He has 14 years of investment experience and is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception in October 2010. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, joined USAA in June 2006. He has co-managed the Fund since its inception in October 2010. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif was also a member of DB PWM’s U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since its inception in October 2010. Mr. Freund has 22 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010. Mr. Espe has 27 years of investment management experience and has worked for us for 11 years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

27 | USAA Real Return Fund

Margaret “Didi” Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010. She has 31 years of investment management experience and has worked for us for 11 years. Education: B.A., Radcliffe College; M.A. and Ph.D., University of Pennsylvania. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010. Ms. Bass has 23 years of investment management experience and has worked for us for 12 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Mark W. Johnson, CFA, Vice President of Equity Portfolios, has co-managed the Fund since its inception in October 2010. Mr. Johnson has 37 years of investment management experience and has worked for us for 23 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the portion of the Fund since its inception in October 2010. Mr. Denbow has 19 years of investment management experience and has worked for us for 13 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

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As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form

29 | USAA Real Return Fund

(e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $1,000 for IRAs].

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 per transaction minimum, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

Prospectus | 30

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

31 | USAA Real Return Fund

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Prospectus | 32

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■	To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions.

This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of

33 | USAA Real Return Fund

funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000

Prospectus | 34

or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

35 | USAA Real Return Fund

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the

Prospectus | 36

investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your

37 | USAA Real Return Fund

financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as

Prospectus | 38

of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) agree to notify us of significant events identified that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

39 | USAA Real Return Fund

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Prospectus | 40

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends

41 | USAA Real Return Fund

received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s

Prospectus | 42

transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

43 | USAA Real Return Fund

Period Ended December 31,
2010***
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(a)	.08
Net realized and unrealized loss(a),(b)	.00
Total from investment operations(a)	.08
Less distributions from:
Net investment income	(.06)
Net asset value at end of period	$10.02
Total return (%)*	.78
Net assets at end of period (000)	$115,893
Ratios to average net assets:**(d)
Expenses (%)(c)	.85
Expenses, excluding reimbursements (%)(c)	1.61
Net investment income (%)	3.33
Portfolio turnover (%)	2

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the period ended December 31, 2010, average net assets were $95,483,000.

*** Fund Shares commenced operations on October 18, 2010.

(a) Calculated using average shares. For the period ended December 31, 2010, average net shares were 8,140,000.

(b) Represents less than $0.01 per share.

(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d) Annualized. This ratio is not necessarily indicative of 12 months of operations.

Prospectus | 44

NOTES

45 | USAA Real Return Fund

Prospectus | 46

47 | USAA Real Return Fund

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve (R).                                        [graphic] 10%

94406-0511                                           Investment Company Act File No. 811-7852                                            ©2011, USAA. All rights reserved.

Part A

Prospectus for the

Real Return Fund Institutional Shares

Included herein

USAA
EAGLE
LOGO (R)

PROSPECTUS
USAA REAL RETURN FUND Institutional Shares
MAY 1, 2011

The Fund listed in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. Only one class of shares is offered through this prospectus. The term “shares” as it relates to the Fund listed in this prospectus means the institutional shares offered through this prospectus.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective                                        1

Fees and Expenses                                            1

Principal Investment Strategy                         2

Principal Risks                                                    3

Performance                                                        5

Investment Adviser                                           5

Portfolio Manager(s)                                         6

Purchase and Sale of Fund Shares                  6

Tax Information                                                   7

Investment Objective                                         8

Principal Investment Strategy                           8

Risks                                                                    16

Portfolio Holdings                                             24

Fund Management                                            25

Portfolio Manager(s)                                        26

Purchases and Redemptions                           27

Shareholder Information                                  28

Financial Highlights                                          33

INVESTMENT OBJECTIVE

The USAA Real Return Fund Institutional Shares’ (the Fund) investment objective seeks a total return that exceeds the rate of inflation over an economic cycle.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.39%
Acquired Fund Fees and Expenses	0.02%
Total Annual Operating Expenses	0.91%
Reimbursement from Adviser	(0.24%)
Total Annual Operating Expenses After Reimbursement	0.67%(a),(b)

(a)  The Adviser has agreed, through May 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed

1 | USAA Real Return Fund Institutional Shares

or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

(b)  The Fund's total annual operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal period, the Fund’s portfolio turnover rate was 2% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets principally in a portfolio of investments that the adviser believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset categories: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also

Prospectus | 2

known as “junk” bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund’s assets, the adviser may invest all or a substantial portion of the Fund’s assets in one or a limited number of these asset categories, In addition, the allocation of the Fund’s assets among these categories may vary substantially from time to time.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single

3 | USAA Real Return Fund Institutional Shares

issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value. Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.

Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments. As a result, returns of commodity-linked investments may deviate

Prospectus | 4

significantly from the return of the underlying commodity, instruments, or measures.

Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of mortgage-backed securities and the Fund’s net asset value.

Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities by the Fund. Illiquid securities may be less readily marketable and subject to greater price fluctuations.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

5 | USAA Real Return Fund Institutional Shares

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since its inception.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since its inception in October 2010.

Arnold J. Espe, CFA, Vice President of Fixed Income Investments, has co-managed the Fund since its inception in October 2010.

Margaret “Didi” Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010.

Mark W. Johnson, CFA, Vice President of Equity Investments, has co-managed the Fund since its inception in October 2010.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

Prospectus | 6

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

7 | USAA Real Return Fund Institutional Shares

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund’s investment objective seeks a total return that exceeds the rate of inflation over an economic cycle. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest its assets principally in a portfolio of investments that we believe will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as “junk” bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that we believe have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund’s assets, we may invest all or a substantial portion of the Fund’s assets in one or a limited number of these asset classes. In addition, the allocation of the Fund’s assets among these classes may vary substantially from time to time.

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

Prospectus | 8

■     How were the asset classes determined?

We believe a broad range of asset classes will facilitate achieving the Fund’s objective. The asset classes were selected based on the following considerations. Asset class performance is likely to vary depending on the underlying causes of inflation, the stage of the inflation cycle, and the level of inflation. In addition, the relative attractiveness of asset classes will change as the demand for and supply of investments change. In other words, utilizing a broad range of asset class exposures provides both diversification and an opportunity to enhance performance as compared to the traditional approach of holding only one or two asset classes.

We manage the Fund based on our assessment of the inflation regime and the relative valuation of asset classes. We will adjust the asset allocation in anticipation of shifts in the inflation regime. The asset allocation process will benefit from the insights of our fixed income, equity, and asset allocation professionals and will take into account many factors, including quantitative analysis, qualitative inputs, and risk management guidelines. We endeavor to take advantage of misvalued assets and seek returns that compensate investors in the Fund for the risks the Fund is taking.

■     Can you briefly describe some of these types of investments?

Inflation-linked securities are debt securities designed to protect the investor from inflation. There are two basic types. In the most common format, the principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these inflation-linked bonds will be adjusted downward, and conse-quently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In another format (usually inflation-linked municipal and corporate bonds), the inflation adjustment is reflected in the semi-annual coupon’s being based on an inflation measure. In these, the principal value does not adjust according to the rate of inflation.

U.S. Treasury inflation-protected securities are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their princi-pal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the original face value of these securities at maturity even in the event of sustained deflation or a drop in prices.

9  | USAA Real Return Fund Institutional Shares

Inflation-linked corporate securities are corporate debt financing securities that offer their holders protection against fluctuations in the rate of inflation as measured by the consumer price index (CPI). The yields of these securities adjust monthly with respect to the current rate of inflation. Although they are not as common as conventional debt instruments, inflation-protected corporate debt can provide an investor with a balanced risk exposure: these securities pose all of the normal risks associated with regular corporate debt securities - such as default risk - but they remove the possibility of inflationary changes eroding their real returns.

Inflation-linked municipal securities are investment vehicles issued by various levels of governments containing variable coupon payments that increase and decrease with changes in the CPI. This type of debt security is similar to regular municipal bonds, but municipal inflation-linked securities offer investors a slightly lower coupon rate because these securities are safer than debt instruments that expose the holder to inflation risk. Also, because these securities carry reduced inflation risk, they don’t - like other debt securities - have the potential to increase in price should the rate of inflation subside.

Fixed-income securities are investments that provide a return in the form of fixed periodic payments that are known in advance and the eventual return of principal at maturity. These types of securities consist generally of obligations of companies or other entities incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company; temporary financing; or refinancings, internal growth, or other general business purposes.

Bank loans are often obligations of borrowers who are highly lever-aged. Loans typically have floating interest rates that reset periodically. Most loans are secured by first liens and are senior to other securities of the borrower in the event of bankruptcy. Loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the loan. Loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the loan.

Floating rate notes (FRNs) are bonds that have a variable coupon, equal to a money market reference rate, like LIBOR or federal funds rate, plus a spread. The spread is a rate that remains constant. Almost all FRNs have quarterly coupons, i.e. they pay out interest every three months, though counter examples do exist. FRNs carry little interest

Prospectus | 10

rate risk. An FRN has a duration close to zero, and its price shows very low sensitivity to changes in market rates. When market rates rise, the expected coupons of the FRN increase in line with the increase in for-ward rates, which means its price tends to vary only slightly. Thus, FRNs differ from fixed-rate bonds, whose prices decline when market rates rise. As FRNs are almost immune to interest rate risk, they are considered conservative investments for investors who believe market rates will increase. The risk that remains is credit risk.

Investment-grade securities in which the Fund invests consist of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission (SEC). In addition, the Fund also may invest in investment-grade mortgage- and asset-backed securities; corporate debt securities; repurchase agree-ments; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

Below are investment-grade ratings for five of the current NRSRO rating agencies:

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Ratings Services	At least BBB–	At least A–3 or SP–2
Fitch Ratings Ltd.	At least BBB–	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low
A.M. Best Co., Inc.	At least bbb-	At least AMB-3

11 | USAA Real Return Fund Institutional Shares

If the security does not meet the requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment-grade security of the same issuer.

U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
High-yield securities include a broad range of securities that produce high current income. The Fund has no limits on the credit quality and maturity of its investments. Generally, debt securities rated below the four highest credit grades by an NRSRO (or of equivalent quality if not publicly rated) are considered “non-investment-grade” or “high-yield” securities, which are considered speculative and are subject to significant credit risk. They are sometimes referred to as “junk” since

Prospectus | 12

they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

Because of the types of fixed-income securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than an investment-grade bond portfolio and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield security portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield security portfolios have often acted differently than investment-grade bond security portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

Equity securities are defined for purposes of this prospectus as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities,

13  | USAA Real Return Fund Institutional Shares

sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), Global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Real estate investment trusts (REITs) are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITS: equity REITs, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; mortgage REITS lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and hybrid REITS are a combination of equity and mortgage REITS.

Global real estate securities commonly consist primarily of domestic and foreign common stocks, mutual funds, and ETFs of REITs and companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company’s real estate holdings to determine whether the Fund’s investment in the company’s common stock will be included in the Fund. In addition, we may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund generally will not acquire any direct ownership of real estate.

Exchange-traded funds (ETFs) trade on exchanges much like stocks. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets (such as commodity-related industries). Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV

Prospectus | 14

although there may be times when the market price and NAV vary to a greater extent.

The Fund may rely on certain SEC exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Commodity ETFs invest in physical commodities such as agricultural goods, natural resources, and precious metals. A commodity ETF may be focused on a single commodity and hold it in physical storage or may invest in futures contracts. Other commodity ETFs look to track the performance of a commodity index that includes dozens of individual commodities through a combination of physical storage and derivatives positions. Because many commodity ETFs use leverage through the purchase of derivative contracts, they may have large portions of uninvested cash, which is used to purchase Treasury securities or other nearly risk-free assets.

Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy (including commodities bench-marks and strategies) minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors also can hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

15 | USAA Real Return Fund Institutional Shares

Commodity-linked notes are a type of structured note that are privately negotiated structured debt securities indexed to the return of an index, which is representative of a commodities market. They are avail-able from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged.

■     How are the decisions to buy and sell securities made?

In buying and selling debt securities for the Fund, we generally analyze a security’s features and current price compared to its long-term value. In buying and selling equity securities for the Fund, we rely on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors including its financial condition, earnings outlook strategy, management, industry position, and economic and market conditions.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values also may be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk, which is described herein.

If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. In addition,

Prospectus | 16

changes in the values of the properties backing the loans, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. In addition, instability in the markets for such securities may affect the liquidity of such securities, which means that a fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed or mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Bank and Floating Rate Loan Trading Risk: The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan also can decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Commodity-Linked Investing Risk: The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. Commodity-linked notes may be leveraged. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked

17 | USAA Real Return Fund Institutional Shares

investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond will fail to make timely payments of interest or principal. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund’s portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Credit Risk Associated with Non-Investment-Grade Securities: Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of

Prospectus | 18

interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Exposure Risk: Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor

19  | USAA Real Return Fund Institutional Shares

protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Industry Exposure Risk: Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Legislative Risk: Legislative risk is the risk that new government policies may affect mortgages and other securities in the future in ways

Prospectus | 20

 we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: Because the Fund is actively managed, it is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity

21 | USAA Real Return Fund Institutional Shares

to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.
If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed

Prospectus | 22

and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Nondiversification Risk: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock, bond, or ETF. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results.

Prepayment Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Risks to Issuer-Specific Changes: Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a

23 | USAA Real Return Fund Institutional Shares

security’s or instrument’s credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Real Estate Investment Trusts (REITs) Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

Prospectus | 24

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory Agreement is available in the Fund’s semiannual report to shareholders for the period ended June 30.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each sub-adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For its services, the Fund pays IMCO an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of one half of one percent (0.50%) of the Fund’s average net assets.

We have agreed, through May 1, 2012, to limit the Fund’s Institutional Shares’ annual expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) to an annual rate of 0.65% of the Institutional Shares’ average daily net assets and will reimburse the Fund for the expenses in excess of that amount. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after May 1, 2012. If the Fund’s Institutional Shares’ total annual operating expense ratio is lower than

25 | USAA Real Return Fund Institutional Shares

0.65%, the shares will operate at that lower expense ratio. After reimbursements were made to the Fund for the fiscal year ended December 31, 2010, we did not receive any management fees.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Funds or the Funds’ transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He has 14 years of investment experience and is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception in October 2010. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, joined USAA in June 2006. He has co-managed the Fund since its inception in October 2010. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif was also a member of DB PWM’s U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since its inception in October 2010. Mr. Freund has 22 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Prospectus | 26

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010. Mr. Espe has 27 years of investment management experience and has worked for us for 11 years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Margaret “Didi” Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010. She has 31 years of investment management experience and has worked for us for 11 years. Education: B.A., Radcliffe College; M.A. and Ph.D., University of Pennsylvania. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010. Ms. Bass has 23 years of investment management experience and has worked for us for 12 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Mark W. Johnson, CFA, Vice President of Equity Portfolios, has co-managed the Fund since its inception in October 2010. Mr. Johnson has 37 years of investment management experience and has worked for us for 23 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the portion of the Fund since its inception in October 2010. Mr. Denbow has 19 years of investment management experience and has worked for us for 13 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

PURCHAES AND REDEMPTIONS

OPENING AN ACCOUNT

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the

27 | USAA Real Return Fund Institutional Shares

USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

EFFECTIVE DATE

The Fund’s purchase price will be the NAV per share next determined after we receive a request in proper form. The Fund’s NAV is deter-mined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

Redemptions are effective on the day instructions are received. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), the redemption will be effective on the next business day. We will send your money within seven days after the effective date of redemption.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Prospectus | 28

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events effecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) agree to notify us of significant events identified that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are repre-

29  | USAA Real Return Fund Institutional Shares

sentative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s sub-adviser(s), if applicable, under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

Prospectus | 30

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in

 31 | USAA Real Return Fund Institutional Shares

 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

Prospectus | 32

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s Institutional Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

33 | USAA Real Return Fund Institutional Shares

Prospectus | 34

Period Ended December 31,
2010***
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income(a)	.09
Net realized and unrealized loss(a),(b),(c)	.00
Total from investment operations(a)	.09
Less distributions from:
Net investment income	(.06)
Net asset value at end of period	$10.03
Total return (%)*	.91
Net assets at end of period (000)	$30,924
Ratios to average net assets:**(d)
Expenses (%)(e)	.65
Expenses, excluding reimbursements (%)(e)	.84
Net investment income (%)	3.33
Portfolio turnover (%)	2

*        Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the period ended December 31, 2010, average net assets were $27,615,000.

*** Institutional Shares commenced operations on October 18, 2010.

(a) Calculated using average shares. For the period ended December 31, 2010, average net shares were 2,201,000.

(b) Represents less than $0.01 per share.

(c)    Reflects a net realized and unrealized gain per share, whereas the statement of operations reflects a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses is due to the timing of sales and repurchases for the Institutional Shares in relation to fluctuating market values for the portfolio.

(d) Annualized. This ratio is not necessarily indicative of 12 months of operations.

(e)   Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

Prospectus | 35

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

94407-0511                                       Investment Company Act File No. 811-7852                                                                                                                                           ©2011, USAA. All rights reserved.

Part A

Prospectus for

the Ultra Short-Term Bond Fund

Included herein

[USAA
EAGLE
LOGO (R)]

PROSPECTUS
USAA ULTRA SHORT-TERM BOND FUND
TICKER SYMBOL: UUSTX
MAY 1, 2011

[Graphic]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	4
Investment Adviser	4
Portfolio Manager(s)	4
Purchase and Sale of Fund Shares	4
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Investment Objective	6
Principal Investment Strategy	6
Risks	9
Portfolio Holdings	15
Fund Management	15
Portfolio Manager(s)	17
Purchases and Redemptions	18
Exchanges	23
Other Important Information About Purchases and Redemptions	24
Shareholder Information	25
Financial Highlights	29

INVESTMENT OBJECTIVE

The USAA Ultra Short-Term Bond Fund’s (the Fund) investment objective is to provide high current income consistent with preservation of principal.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.24%(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.89%
Total Annual Operating Expenses	1.13%
Reimbursement from Adviser	(0.53%)
Total Annual Operating Expenses After Reimbursement	0.60%(b)

(a)  A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. The performance period for the Fund commenced on October 18, 2010, and will consist of the current month plus the preceding twelve months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

1 | USAA Ultra Short-Term Bond Fund

(b)  The Adviser has agreed, through May 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.60% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal period, the Fund’s portfolio turnover rate was 1% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of the Fund’s assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less. These securities will consist primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed

Prospectus | 2

to have debt-like characteristics, including synthetic securities. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The fixed-income securities held in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of mortgage-backed securities and the Fund’s net asset value.

Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such

3 | USAA Ultra Short-Term Bond Fund

securities by the Fund. Illiquid securities may be less readily marketable and subject to greater price fluctuations.

When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. This is known as prepayment risk. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since its inception in October 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by

Prospectus | 4

electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $1,000 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5 | USAA Ultra Short-Term Bond Fund

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund’s investment objective is to provide high current income consistent with preservation of principal. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

■     What types of debt securities may be included in the Fund’s portfolio?

The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. We independently assess credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.

In order to implement its investment strategy, the Fund may invest in shares of affiliated or other investment companies, including exchange-traded funds (ETFs).

The Fund may rely on Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Prospectus | 6

By diversifying the Fund’s portfolio through investing in securities of a large number of unrelated issuers, we attempt to reduce the Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic secureties are subject to special risks that are described in the statement of additional information (SAI).

The Fund is limited to 20% of its net assets invested in preferred, hybrid, and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■     What is the credit quality of the debt securities?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the SEC. Below are investment-grade ratings for five of the current NRSRO rating agencies:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Ratings Services	At least BBB–	At least A–3 or SP–2
Fitch Ratings Ltd.	At least BBB–	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low
A.M. Best Co., Inc.	At least bbb-	At least AMB-3

7 | USAA Ultra Short-Term Bond Fund

If the security does not meet the requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment-grade security of the same issuer.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. However, even investment-grade securities are subject to some credit risk. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded may be less liquid than the market for investment-grade securities.

You will find a complete description of the above debt ratings in the Fund’s SAI.

■     How are the decisions to buy and sell securities made?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Prospectus | 8

RISKS

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values also may be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk, which is described herein.

If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. In addition, changes in the values of the properties backing the loans, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. In addition, instability in the markets for such securities may affect the liquidity of such securities, which means that a fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed or mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond will fail to make timely payments of interest or principal. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the

9 | USAA Ultra Short-Term Bond Fund

Fund’s portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Credit Risk Associated with Non-Investment-Grade Securities: Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETF Risk: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a

Prospectus | 10

particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be exposed indirectly to all of the risk of securities held by the ETFs.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA) under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock.

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

11 | USAA Ultra Short-Term Bond Fund

Legislative Risk: Legislative risk is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: Because the Fund is actively managed, it is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results.

Market Risk: The possibility that the value of the Fund’s investments will decline regardless of the success or failure of a company’s operations. A company’s stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Equity securities tend to be more volatile than bonds.

Prospectus | 12

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure,

13 | USAA Ultra Short-Term Bond Fund

bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Prepayment Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Prospectus | 14

Real Estate Investment Trusts (REITs) Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory Agreement is available in the Fund’s semiannual report to shareholders for the period ended June 30.

15 | USAA Ultra Short-Term Bond Fund

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Ultra Short Fund Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund’s average net assets.

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of the Lipper Ultra Short Fund Index over the performance period. The Lipper Ultra Short Fund Index tracks the performance of the average of the 10 largest funds in the Lipper Ultra Short Obligation Funds Category. The funds in this category invest at least 65% of assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. The performance period for the Fund commenced on October 18, 2010, and will consist of the current month plus the preceding twelve months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

Prospectus | 16

Over/Under Performance                                   Annual Adjustment Rate
Relative to Index                                           (in basis points as a percentage
(in basis points) 1                                           of the Fund’s average net assets) 1

+/– 20 to 50                               +/– 4
+/– 51 to 100                                                                    +/– 5
+/– 101 and greater                         +/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

We have agreed, through May 1, 2012, to limit the Fund’s annual expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) to an annual rate of 0.60% of the Fund’s average daily net assets and will reimburse the Fund for the expenses in excess of that amount. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after May 1, 2012. If the Fund’s total annual operating expense ratio is lower than 0.60%, the Fund will operate at that lower expense ratio. After reimbursements were made to the Fund for the fiscal period ended December 31, 2010, we did not receive any management fees.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Funds or the Funds’ transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since its inception. He has 25 years of investment management experience and has worked for us for 24 years. Education: B.A., Creighton University, Omaha, Nebraska; master’s degree in finance, University of Texas at San Antonio. Mr. Era is a member of the CFA Institute and the CFA Society of San Antonio.

17 | USAA Ultra Short-Term Bond Fund

The SAI provides additional information about the portfolio manager’s compensation, other accounts, and ownership of Fund securities.

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines

Prospectus | 18

of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $1,000 for IRAs].

19 | USAA Ultra Short-Term Bond Fund

Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

$50 per transaction minimum, per account.

AUTOMATIC INVESTING

No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to

Prospectus | 20

seven days from the purchase date. For federal income tax purposes a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your

21 | USAA Ultra Short-Term Bond Fund

account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

Prospectus |  22

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

CHECKWRITING

■
You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

23 | USAA Ultra Short-Term Bond Fund

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

At this time, the Fund’s Board of Trustees has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

Prospectus | 24

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are

25 | USAA Ultra Short-Term Bond Fund

representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on

Prospectus | 26

disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Distributions from the Fund’s net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and

27 | USAA Ultra Short-Term Bond Fund

from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

Prospectus | 28

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

29 | USAA Ultra Short-Term Bond Fund

Period Ended December 31,
2010***
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income(c)	.03
Net realized and unrealized loss(c)	(.04)
Total from investment operations(c)	(.01)
Less distributions from:
Net investment income	(.02)
Net asset value at end of period	$9.97
Total return (%)*	(.10)
Net assets at end of period (000)	$82,712
Ratios to average net assets:**
Expenses (%)(a),(b)	.60
Expenses, excluding reimbursements (%)(a),(b)	1.13
Net investment income (%)(b)	1.06
Portfolio turnover (%)	1

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the period ended December 31, 2010, average net assets were $46,999,000.

*** Fund commenced operations on October 18, 2010.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratio by less than 0.01%.

(b) Annualized. This ratio is not necessarily indicative of 12 months of operations.

(c) Calculated using average shares. For the period ended December 31, 2010, average net shares were 4,015,000.

Prospectus | 30

NOTES

31 | USAA Ultra Short-Term Bond Fund

PRSRT STD
U.S. Postage
PAID
USAA

9800 Fredericksburg Road
San Antonio, Texas 78288

SAVE PAPER AND FUND COSTS
At usaa.com click: My Documents
Set preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve(R).                                                                   [graphic] 10%

94405-0511                            Investment Company Act File No. 811-7852                                                ©2011, USAA. All rights reserved.

 Part A

Prospectus for the

Target Retirement Income Fund, Target Retirement 2020 Fund,

Target Retirement 2030 Fund,  Target Retirement 2040 Fund,

and  Target Retirement 2050 Fund

Included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA TARGET RETIREMENT FUNDS
MAY 1, 2011

Target Retirement Income Fund (URINX)

Target Retirement 2020 Fund (URTNX)

Target Retirement 2030 Fund (URTRX)

Target Retirement 2040 Fund (URFRX)

Target Retirement 2050 Fund (URFFX)

[Graphic]

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Target Retirement Income Fund
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	4
Investment Adviser	6
Portfolio Manager(s)	6
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Target Retirement 2020 Fund
Investment Objective	8
Fees and Expenses	8
Principal Investment Strategy	9
Principal Risks	10
Performance	11
Investment Adviser	13
Portfolio Manager(s)	13
Purchase and Sale of Fund Shares	14
Tax Information	14
Payments to Broker-Dealers and
Other Financial Intermediaries	14
Target Retirement 2030 Fund
Investment Objective	15
Fees and Expenses	15
Principal Investment Strategy	16
Principal Risks	17
Performance	18
Investment Adviser	20
Portfolio Manager(s)	20
Purchase and Sale of Fund Shares	21
Tax Information	21
Payments to Broker-Dealers and
Other Financial Intermediaries	21

Target Retirement 2040 Fund
Investment Objective	22
Fees and Expenses	22
Principal Investment Strategy	23
Principal Risks	24
Performance	25
Investment Adviser	27
Portfolio Manager(s)	27
Purchase and Sale of Fund Shares	28
Tax Information	28
Payments to Broker-Dealers and
Other Financial Intermediaries	28
Target Retirement 2050 Fund
Investment Objective	29
Fees and Expenses	29
Principal Investment Strategy	30
Principal Risks	31
Performance	32
Investment Adviser	34
Portfolio Manager(s)	34
Purchase and Sale of Fund Shares	35
Tax Information	35
Payments to Broker-Dealers and
Other Financial Intermediaries	35
Investment Objective	36
Principal Investment Strategy	36
Risks	45
Portfolio Holdings	51
Fund Management	51
Portfolio Manager(s)	51
Description of Underlying Funds	53
Purchases and Redemptions	55
Exchanges	60
Other Important Information About
Purchases and Redemptions	61
Shareholder Information	65
Financial Highlights	68

INVESTMENT OBJECTIVE

The USAA Target Retirement Income Fund’s (the Fund) investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.52%
Total Annual Operating Expenses	0.64%
Reimbursement from Adviser	(0.07%)
Total Annual Operating Expenses After Reimbursement	0.57%(a),(b)

(a)  The Adviser has agreed, through May 1, 2012, to waive fees and to reimburse operating expenses of the Fund so that the total annual operating expenses of the Fund, excluding extraordinary expenses and acquired fund fees and expenses, do not exceed an annual rate of 0.05% of the Fund's average net assets.  This reimbursement arrangement may not be changed or terminated during this time

1 | USAA Target Retirement Income Fund

period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

 (b)  The Fund’s total annual operating expenses do not correlate to the ratio of expenses to average net assets, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset class allocation of approximately 30% equity and 70% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time.

Prospectus | 2

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The risks of the Fund directly correspond to the risks of the underlying USAA Funds in which the Fund invests. By investing in the underlying USAA Funds, the Fund has partial exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the expected risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., risk that allocations will not produce intended results) and to management risk (i.e., the risk that the selection of underlying USAA Funds will not produce intended results).

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest rates

3 | USAA Target Retirement Income Fund

decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, it also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year since the Fund’s inception.

Prospectus | 4

■ RISK/RETURN BAR CHART   ■

[Barchart]
Annual Returns for Periods Ended December 31
*Fund began operations on July 31, 2008.

Calendar Year    Total Return
2010        11.65%
2009*                              25.04%

THREE-MONTH YTD TOTAL RETURN
2.41% (3/31/11)
BEST QUARTER**	WORST QUARTER**
12.57% 2nd Qtr. 2009	-2.92% 1st Qtr. 2009
** Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on

5 | USAA Target Retirement Income Fund

distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

■	AVERAGE ANNUAL TOTAL RETURNS			■
	For The Periods Ended December 31, 2010

			Since
		Past	Inception
		1 Year	7/31/08
	Return Before Taxes	11.65%	7.84%

	Return After Taxes on Distributions	10.43%	6.59%

	Return After Taxes on Distributions and Sale of Fund Shares	7.62%	5.99%

	S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.02%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since July 2009.

Prospectus | 6

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since July 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$1,000 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Target Retirement Income Fund

INVESTMENT OBJECTIVE

The USAA Target Retirement 2020 Fund’s (the Fund) investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.57%
Total Annual Operating Expenses	0.65%
Reimbursement from Adviser	(0.03%)
Total Annual Operating Expenses After Reimbursement	0.62%(a),(b)

(a)  The Adviser has agreed, through May 1, 2012, to waive fees and to reimburse operating expenses of the Fund, excluding extraordinary expenses and acquired fund fees and expenses up to 0.05% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

Prospectus | 8

(b)  The Fund’s total annual operating expenses do not correlate to the ratio of expenses to average net assets, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset class allocation of approximately 40% equity and 60% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time.

9 | USAA Target Retirement 2020 Fund

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The risks of the Fund directly correspond to the risks of the underlying USAA Funds in which the Fund invests. By investing in the underlying USAA Funds, the Fund has partial exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the expected risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., risk that allocations will not produce intended results) and to management risk (i.e., the risk that the selection of underlying USAA Funds will not produce intended results).

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest

Prospectus | 10

rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, it also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year since the Fund’s inception.

11 | USAA Target Retirement 2020 Fund

■ RISK/RETURN BAR CHART   ■

[Barchart]
Annual Returns for Periods Ended December 31
*Fund began operations on July 31, 2008.

Calendar Year    Total Return
2010        13.28%
2009*                              28.12%

THREE-MONTH YTD TOTAL RETURN
2.97% (3/31/11)
BEST QUARTER**	WORST QUARTER**
15.40% 2nd Qtr. 2009	-5.15% 1st Qtr. 2009
** Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distri-butions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss

Prospectus | 12

occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

■	AVERAGE ANNUAL TOTAL RETURNS			■
	For The Periods Ended December 31, 2010

			Since
		Past	Inception
		1 Year	7/31/08
	Return Before Taxes	13.28%	9.08%

	Return After Taxes on Distributions	12.27%	8.04%

	Return After Taxes on Distributions and Sale of Fund Shares	8.73%	7.21%

	S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.02%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since July 2009.

13 | USAA Target Retirement 2020 Fund

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since July 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$1,000 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 14

INVESTMENT OBJECTIVE

The USAA Target Retirement 2030 Fund’s (the Fund) investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.65%
Total Annual Operating Expenses	0.72%
Reimbursement from Adviser	(0.02%)
Total Annual Operating Expenses After Reimbursement	0.70%(a),(b)

(a)  The Adviser has agreed, through May 1, 2012, to waive fees and to reimburse operating expenses of the Fund so that the total annual operating expenses of the Fund, excluding extraordinary expenses and acquired fund fees and expenses, do not exceed an annual rate of 0.05% of the Fund's average net assets.  This reimbursement arrangement may not be changed or terminated during this time

15 | USAA Target Retirement 2030 Fund

period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

(b)  The Fund’s total annual operating expenses do not correlate to the ratio of expenses to average net assets, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset class allocation of approximately 60% equity and 40% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time.

Prospectus | 16

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The risks of the Fund directly correspond to the risks of the underlying USAA Funds in which the Fund invests. By investing in the underlying USAA Funds, the Fund has partial exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the expected risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., risk that allocations will not produce intended results) and to management risk (i.e., the risk that the selection of underlying USAA Funds will not produce intended results).

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest

17 | USAA Target Retirement 2030 Fund

rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, it also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year since the Fund’s inception.

Prospectus | 18

■ RISK/RETURN BAR CHART   ■

[Barchart]
Annual Returns for Periods Ended December 31
*Fund began operations on July 31, 2008.

Calendar Year    Total Return
2010        15.34%
2009*                              31.68%

THREE-MONTH YTD TOTAL RETURN
3.61% (3/31/11)
BEST QUARTER**	WORST QUARTER**
16.37% 2nd Qtr. 2009	-5.86% 1st Qtr. 2009
** Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss

19 | USAA Target Retirement 2030 Fund

occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

■	AVERAGE ANNUAL TOTAL RETURNS			■
	For The Periods Ended December 31, 2010

			Since
		Past	Inception
		1 Year	7/31/08
	Return Before Taxes	15.34%	8.34%

	Return After Taxes on Distributions	14.52%	7.52%

	Return After Taxes on Distributions and Sale of Fund Shares	10.12%	6.71%

	S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.02%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since July 2009.

Prospectus | 20

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since July 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$1,000 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21 | USAA Target Retirement 2030  Fund

INVESTMENT OBJECTIVE

The USAA Target Retirement 2040 Fund’s (the Fund) investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.72%
Total Annual Operating Expenses	0.79%
Reimbursement from Adviser	(0.02%)
Total Annual Operating Expenses After Reimbursement	0.77%(a),(b)

Prospectus | 22

  (a)  The Adviser has agreed, through May 1, 2012, to waive fees and to reimburse operating expenses of the Fund so that the total annual operating expenses of the Fund, excluding extraordinary expenses and acquired fund fees and expenses, do not exceed an annual rate of 0.05% of the Fund's average net assets.  This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

 (b)  The Fund’s total annual operating expenses do not correlate to the ratio of expenses to average net assets, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset class allocation of approximately 80% equity and 20% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market

23 | USAA Target Retirement 2040 Fund

conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The risks of the Fund directly correspond to the risks of the underlying USAA Funds in which the Fund invests. By investing in the underlying USAA Funds, the Fund has partial exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the expected risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., risk that allocations will not produce intended results) and to management risk (i.e., the risk that the selection of underlying USAA Funds will not produce intended results).

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest

Prospectus | 24

rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, it also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year since the Fund’s inception.

25 | USAA Target Retirement 2040 Fund

■ RISK/RETURN BAR CHART   ■

[Barchart]
Annual Returns for Periods Ended December 31
*Fund began operations on July 31, 2008.

Calendar Year    Total Return
2010        16.60%
2009*                              32.71%

THREE-MONTH YTD TOTAL RETURN
4.00% (3/31/11)
BEST QUARTER**	WORST QUARTER**
16.50% 2nd Qtr. 2009	-8.17% 2nd Qtr. 2010
** Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss

Prospectus | 26

occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

■	AVERAGE ANNUAL TOTAL RETURNS			■
	For The Periods Ended December 31, 2010

			Since
		Past	Inception
		1 Year	7/31/08
	Return Before Taxes	16.60%	6.31%

	Return After Taxes on Distributions	16.11%	5.76%

	Return After Taxes on Distributions and Sale of Fund Shares	10.97%	5.14%

	S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.02%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since July 2009.

27 | USAA Target Retirement 2040 Fund

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since July 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$1,000 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 28

INVESTMENT OBJECTIVE

The USAA Target Retirement 2050 Fund’s (the Fund) investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.76%
Total Annual Operating Expenses	0.89%
Reimbursement from Adviser	(0.08%)
Total Annual Operating Expenses After Reimbursement	0.81%(a),(b)

(a)  The Adviser has agreed, through May 1, 2012, to waive fees and to reimburse operating expenses of the Fund so that the total annual operating expenses of the Fund, excluding extraordinary expenses and acquired fund fees and expenses, do not exceed an annual rate of 0.05% of the Fund's average net assets.  This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

29 | USAA Target Retirement 2050 Fund

(b)  The Fund’s total annual operating expenses do not correlate to the ratio of expenses to average net assets, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset class allocation of approximately 100% equity. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time.

Prospectus | 30

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The risks of the Fund directly correspond to the risks of the underlying USAA Funds in which the Fund invests. By investing in the underlying USAA Funds, the Fund has partial exposure to the risk of many differ-ent areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the expected risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., risk that allocations will not produce intended results) and to management risk (i.e., the risk that the selection of underlying USAA Funds will not produce intended results).

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, it also has less flexibility in the timing of

31 | USAA Target Retirement 2050 Fund

purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year since the Fund’s inception.

Prospectus | 32

■ RISK/RETURN BAR CHART   ■

[Barchart]
Annual Returns for Periods Ended December 31
*Fund began operations on July 31, 2008.

Calendar Year    Total Return
2010        16.70%
2009*                              31.68%

THREE-MONTH YTD TOTAL RETURN
4.13% (3/31/11)
BEST QUARTER**	WORST QUARTER**
17.33% 3rd Qtr. 2009	-10.09% 2nd Qtr. 2010
** Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund’s average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss

33 | USAA Target Retirement 2050 Fund

occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

■	AVERAGE ANNUAL TOTAL RETURNS			■
For The Periods Ended December 31, 2010

			Since
		Past	Inception
		1 Year	7/31/08
	Return Before Taxes	16.70%	4.20%

	Return After Taxes on Distributions	16.53%	3.93%

	Return After Taxes on Distributions and Sale of Fund Shares	11.06%	3.51%

	S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.02%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since July 2009.

Prospectus | 34

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since July 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78288-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$1,000 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

35 | USAA Target Retirement 2050 Fund

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is each Fund’s investment objective?

Each Target Retirement Fund’s investment objective is to provide capital appreciation and current income consistent with its current investment allocation. The Funds’ Board of Trustees may change a Fund’s investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is each Fund’s principal investment strategy?

Each Target Retirement Fund invests in a selection of USAA mutual funds (underlying USAA Funds) according to an asset allocation strategy designed for investors planning to start withdrawing funds for retirement in or within a few years of the Fund’s specific year (target date) included in its name. As an investor, you should consider choosing the Target Retirement Fund whose stated target date is closest to the date you expect to start withdrawing funds for retirement purposes. In general, the Target Retirement Funds’ investment program assumes funds will start being withdrawn for retirement purposes at age 65. Each Fund’s allocation will change over time. A Fund with an earlier target date generally represents a more conservative choice. A Fund with a later target date generally represents a more aggressive choice.

Target Retirement Income Fund

The Target Retirement Income Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 30% equity and 70% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time. The Target Retirement Income Fund’s approxi-

Prospectus | 36

mate allocation percentages among the underlying USAA Funds as of the Fund’s most recent fiscal year end were as follows:

Aggressive Growth Fund	2.8%
Emerging Markets Fund	3.9%
Growth Fund	3.2%
Income Stock Fund	3.0%
International Fund	7.1%
Precious Metals and Minerals Fund	1.7%
Real Return Fund	2.0%
S&P 500 Index Fund	3.0%
Small Cap Stock Fund	3.0%
Value Fund	3.1%
Income Fund	26.4%
Intermediate-Term Bond Fund	20.0%
Short-Term Bond Fund	20.0%
Cash	0.6%

Target Retirement 2020 Fund

The Target Retirement 2020 Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 40% equity and 60% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time. The Target Retirement 2020 Fund’s approximate allocation percentages among the underlying USAA Funds as of the Fund’s most recent fiscal year end were as follows:

Aggressive Growth Fund	3.7%
Emerging Markets Fund	5.2%
Growth Fund	4.3%
Income Stock Fund	3.9%
International Fund	9.4%
Precious Metals and Minerals Fund	2.2%
Real Return Fund	2.0%

37 | USAA Target Retirement Funds

S&P 500 Index Fund	4.0%
Small Cap Stock Fund	3.9%
Value Fund	4.1%
High-Yield Opportunities Fund	9.0%
Income Fund	18.8%
Intermediate-Term Bond Fund	14.2%
Short-Term Bond Fund	14.1%
Cash	1.2%

Target Retirement 2030 Fund

The Target Retirement 2030 Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 60% equity and 40% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time. The Target Retirement 2030 Fund’s approximate allocation percentages among the underlying USAA Funds as of the Fund’s most recent fiscal year end were as follows:

Aggressive Growth Fund	5.5%
Emerging Markets Fund	7.7%
Growth Fund	6.3%
Income Stock Fund	5.9%
International Fund	14.1%
Precious Metals and Minerals Fund	3.3%
Real Return Fund	2.0%
S&P 500 Index Fund	5.9%
Small Cap Stock Fund	5.8%
Value Fund	6.0%
High-Yield Opportunities Fund	8.9%
Income Fund	16.2%
Intermediate-Term Bond Fund	10.8%
Cash	1.5%

Prospectus | 38

Target Retirement 2040 Fund

The Target Retirement 2040 Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 80% equity and 20% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time.  The Target Retirement 2040 Fund’s approximate allocation percentages among the underlying USAA Funds as of the Fund’s most recent fiscal year end were as follows:

Aggressive Growth Fund	7.3%
Emerging Markets Fund	10.2%
Growth Fund	8.4%
Income Stock Fund	7.7%
International Fund	18.5%
Precious Metals and Minerals Fund	4.3%
Real Return Fund	1.9%
S&P 500 Index Fund	7.8%
Small Cap Stock Fund	7.7%
Value Fund	8.0%
High-Yield Opportunities Fund	8.8%
Income Fund	7.3%
Cash	2.1%

Target Retirement 2050 Fund

The Target Retirement 2050 Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 100% equity. This target asset class allocation may vary at times by being either overweighted to bonds and other asset classes or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds’ allocation percentages will change over time. The Target Retirement 2050 Fund’s approximate allocation percentages among the underlying USAA Funds as of the Fund’s most recent fiscal year end were as follows:

39 | USAA Target Retirement Funds

Aggressive Growth Fund	8.6%
Emerging Markets Fund	12.0%
Growth Fund	9.8%
Income Stock Fund	9.1%
International Fund	21.8%
Precious Metals and Minerals Fund	5.1%
S&P 500 Index Fund	9.2%
Small Cap Stock Fund	9.0%
Value Fund	9.4%
Cash	5.8%

Target Retirement Funds’ Lifestyle Transition

Over time, the target asset class allocation by the Target Retirement Funds will change according to a predetermined “lifestyle transition.” The lifestyle transition represents the shifting of asset classes over time as each Target Retirement Fund’s neutral target asset mix becomes more conservative. This lifestyle transition reflects the need for reduced investment risks and lower volatility as retirement approaches. The allocations reflected in each Fund’s lifestyle transition chart on the following pages are referred to as “neutral” allocations because they do not reflect tactical decisions by us to overweight or underweight a particular asset class based on its market outlook. However, we reserve the right to modify the target asset allocation strategy for any Target Retirement Fund and also to change the underlying USAA Funds’ allocations for any Target Retirement Fund from time to time should market conditions and other circumstances warrant a change.

To ensure the Target Retirement Funds maintain their target lifestyle transition, new money invested in each Target Retirement Fund will be allocated to the underlying USAA Funds in accordance with the weightings at that time, which may be different than the long-term target asset class allocation, depending on a Fund’s lifestyle transition over time or its overweight and underweight tactical positions. In addition, each Target Retirement Fund’s portfolio will be rebalanced on a regular basis taking into account the following factors: each Fund’s allocation among the asset classes, investment style, market capitalization, transaction costs, and global diversification.

Prospectus | 40

For the Target Retirement Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential while allocations to fixed-income securities are relatively low. We use this approach generally to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s retirement date approaches, the Funds’ neutral allocations to stocks will decrease in favor of fixed-income securities.

Target Retirement Income
[Barchart]

Year	Stocks	Bonds	ST & MM
2008	30.0%	48.2%	21.8%
2009	30.0%	48.2%	21.8%
2010	30.0%	48.2%	21.8%
2011	30.0%	48.2%	21.8%
2012	30.0%	48.2%	21.8%
2013	30.0%	48.2%	21.8%
2014	30.0%	48.2%	21.8%
2015	30.0%	48.2%	21.8%
2016	30.0%	48.2%	21.8%
2017	30.0%	48.2%	21.8%
2018	30.0%	48.2%	21.8%
2019	30.0%	48.2%	21.8%
2020	30.0%	48.2%	21.8%
2021	30.0%	48.2%	21.8%
2022	30.0%	48.2%	21.8%
2023	30.0%	48.2%	21.8%
2024	30.0%	48.2%	21.8%
2025	30.0%	48.2%	21.8%
2026	30.0%	48.2%	21.8%
2027	30.0%	48.2%	21.8%
2028	30.0%	48.2%	21.8%
2029	30.0%	48.2%	21.8%
2030	30.0%	48.2%	21.8%
2031	30.0%	48.2%	21.8%
2032	30.0%	48.2%	21.8%
2033	30.0%	48.2%	21.8%
2034	30.0%	48.2%	21.8%
2035	30.0%	48.2%	21.8%
2036	30.0%	48.2%	21.8%
2037	30.0%	48.2%	21.8%
2038	30.0%	48.2%	21.8%
2039	30.0%	48.2%	21.8%
2040	30.0%	48.2%	21.8%
2041	30.0%	48.2%	21.8%
2042	30.0%	48.2%	21.8%
2043	30.0%	48.2%	21.8%
2044	30.0%	48.2%	21.8%
2045	30.0%	48.2%	21.8%
2046	30.0%	48.2%	21.8%
2047	30.0%	48.2%	21.8%
2048	30.0%	48.2%	21.8%
2049	30.0%	48.2%	21.8%
2050	30.0%	48.2%	21.8%

41 | USAA Target Retirement Funds

Target 2020
[Barchart]

Year	Stocks	Bonds	ST & MM
2008	40.0%	43.9%	16.1%
2009	39.2%	44.5%	16.4%
2010	38.3%	45.1%	16.6%
2011	37.5%	45.7%	16.9%
2012	36.7%	46.2%	17.1%
2013	35.8%	46.8%	17.4%
2014	35.0%	47.4%	17.6%
2015	34.2%	48.0%	17.9%
2016	33.3%	48.6%	18.1%
2017	32.5%	49.2%	18.4%
2018	31.7%	49.7%	18.6%
2019	30.8%	50.3%	18.9%
2020	30.0%	48.2%	21.8%
2021	30.0%	48.2%	21.8%
2022	30.0%	48.2%	21.8%
2023	30.0%	48.2%	21.8%
2024	30.0%	48.2%	21.8%
2025	30.0%	48.2%	21.8%
2026	30.0%	48.2%	21.8%
2027	30.0%	48.2%	21.8%
2028	30.0%	48.2%	21.8%
2029	30.0%	48.2%	21.8%
2030	30.0%	48.2%	21.8%
2031	30.0%	48.2%	21.8%
2032	30.0%	48.2%	21.8%
2033	30.0%	48.2%	21.8%
2034	30.0%	48.2%	21.8%
2035	30.0%	48.2%	21.8%
2036	30.0%	48.2%	21.8%
2037	30.0%	48.2%	21.8%
2038	30.0%	48.2%	21.8%
2039	30.0%	48.2%	21.8%
2040	30.0%	48.2%	21.8%
2041	30.0%	48.2%	21.8%
2042	30.0%	48.2%	21.8%
2043	30.0%	48.2%	21.8%
2044	30.0%	48.2%	21.8%
2045	30.0%	48.2%	21.8%
2046	30.0%	48.2%	21.8%
2047	30.0%	48.2%	21.8%
2048	30.0%	48.2%	21.8%
2049	30.0%	48.2%	21.8%
2050	30.0%	48.2%	21.8%

Prospectus | 42

Target 2030
[Barchart]

Year	Stocks	Bonds	ST& MM
2008	60.0%	29.0%	11.0%
2009	58.3%	30.2%	11.5%
2010	56.7%	31.3%	12.0%
2011	55.0%	32.5%	12.5%
2012	53.3%	33.7%	13.0%
2013	51.7%	34.8%	13.5%
2014	50.0%	36.0%	14.0%
2015	48.3%	37.2%	14.5%
2016	46.7%	38.3%	15.0%
2017	45.0%	39.5%	15.5%
2018	43.3%	40.7%	16.0%
2019	41.7%	41.8%	16.5%
2020	40.0%	43.0%	17.0%
2021	39.0%	43.7%	17.3%
2022	38.0%	44.4%	17.6%
2023	37.0%	45.1%	17.9%
2024	36.0%	45.8%	18.2%
2025	35.0%	46.5%	18.5%
2026	34.0%	47.2%	18.8%
2027	33.0%	47.9%	19.1%
2028	32.0%	48.6%	19.4%
2029	31.0%	49.3%	19.7%
2030	30.0%	48.2%	21.8%
2031	30.0%	48.2%	21.8%
2032	30.0%	48.2%	21.8%
2033	30.0%	48.2%	21.8%
2034	30.0%	48.2%	21.8%
2035	30.0%	48.2%	21.8%
2036	30.0%	48.2%	21.8%
2037	30.0%	48.2%	21.8%
2038	30.0%	48.2%	21.8%
2039	30.0%	48.2%	21.8%
2040	30.0%	48.2%	21.8%
2041	30.0%	48.2%	21.8%
2042	30.0%	48.2%	21.8%
2043	30.0%	48.2%	21.8%
2044	30.0%	48.2%	21.8%
2045	30.0%	48.2%	21.8%
2046	30.0%	48.2%	21.8%
2047	30.0%	48.2%	21.8%
2048	30.0%	48.2%	21.8%
2049	30.0%	48.2%	21.8%
2050	30.0%	48.2%	21.8%

43 | USAA Target Retirement Funds

Target 2040
[Barchart]

Year	Stocks	Bonds	ST & MM
2008	80.0%	15.0%	5.0%
2009	78.3%	16.2%	5.5%
2010	76.7%	17.3%	6.0%
2011	75.0%	18.5%	6.5%
2012	73.3%	19.7%	7.0%
2013	71.7%	20.8%	7.5%
2014	70.0%	22.0%	8.0%
2015	68.3%	23.2%	8.5%
2016	66.7%	24.3%	9.0%
2017	65.0%	25.5%	9.5%
2018	63.3%	26.7%	10.0%
2019	61.7%	27.8%	10.5%
2020	60.0%	29.0%	11.0%
2021	58.0%	30.4%	11.6%
2022	56.0%	31.8%	12.2%
2023	54.0%	33.2%	12.8%
2024	52.0%	34.6%	13.4%
2025	50.0%	36.0%	14.0%
2026	48.0%	37.4%	14.6%
2027	46.0%	38.8%	15.2%
2028	44.0%	40.2%	15.8%
2029	42.0%	41.6%	16.4%
2030	40.0%	43.0%	17.0%
2031	39.0%	43.7%	17.3%
2032	38.0%	44.4%	17.6%
2033	37.0%	45.1%	17.9%
2034	36.0%	45.8%	18.2%
2035	35.0%	46.5%	18.5%
2036	34.0%	47.2%	18.8%
2037	33.0%	47.9%	19.1%
2038	32.0%	48.6%	19.4%
2039	31.0%	49.3%	19.7%
2040	30.0%	48.2%	21.8%
2041	30.0%	48.2%	21.8%
2042	30.0%	48.2%	21.8%
2043	30.0%	48.2%	21.8%
2044	30.0%	48.2%	21.8%
2045	30.0%	48.2%	21.8%
2046	30.0%	48.2%	21.8%
2047	30.0%	48.2%	21.8%
2048	30.0%	48.2%	21.8%
2049	30.0%	48.2%	21.8%
2050	30.0%	48.2%	21.8%

Prospectus | 44

Target 2050
[Barchart]

Year	Stocks	Bonds	ST & MM
2008	98.0%	0.0%	2.0%
2009	96.5%	1.1%	2.5%
2010	95.0%	2.1%	2.9%
2011	93.5%	3.2%	3.4%
2012	92.0%	4.2%	3.8%
2013	90.5%	5.3%	4.3%
2014	89.0%	6.3%	4.7%
2015	87.5%	7.4%	5.2%
2016	86.0%	8.4%	5.6%
2017	84.5%	9.5%	6.1%
2018	83.0%	10.5%	6.5%
2019	81.5%	11.6%	7.0%
2020	80.0%	15.0%	5.0%
2021	78.0%	16.4%	5.6%
2022	76.0%	17.8%	6.2%
2023	74.0%	19.2%	6.8%
2024	72.0%	20.6%	7.4%
2025	70.0%	22.0%	8.0%
2026	68.0%	23.4%	8.6%
2027	66.0%	24.8%	9.2%
2028	64.0%	26.2%	9.8%
2029	62.0%	27.6%	10.4%
2030	60.0%	29.0%	11.0%
2031	58.0%	30.4%	11.6%
2032	56.0%	31.8%	12.2%
2033	54.0%	33.2%	12.8%
2034	52.0%	34.6%	13.4%
2035	50.0%	36.0%	14.0%
2036	48.0%	37.4%	14.6%
2037	46.0%	38.8%	15.2%
2038	44.0%	40.2%	15.8%
2039	42.0%	41.6%	16.4%
2040	40.0%	43.0%	17.0%
2041	39.0%	43.7%	17.3%
2042	38.0%	44.4%	17.6%
2043	37.0%	45.1%	17.9%
2044	36.0%	45.8%	18.2%
2045	35.0%	46.5%	18.5%
2046	34.0%	47.2%	18.8%
2047	33.0%	47.9%	19.1%
2048	32.0%	48.6%	19.4%
2049	31.0%	49.3%	19.7%
2050	30.0%	48.2%	21.8%

RISKS

The risks of each Target Retirement Fund directly correspond to the risks of the underlying USAA Funds in which each Target Retirement Fund invests. By investing in the underlying USAA Funds, each Target Retirement Fund has partial exposure to the risk of many different areas of the market. The degree to which the risks described below apply to a particular Target Retirement Fund varies according to the Fund’s asset allocation. The more a Target Retirement Fund is allocated to stock funds, the greater the expected risk. Target Retirement Funds also are subject to asset allocation risk (i.e., risk that allocations will not produce intended results) and to management risk (i.e., the selection of underlying USAA Funds will not produce intended results).

By investing in the underlying USAA Funds, each Target Retirement Fund has exposure to the following risks:

45 | USAA Target Retirement Funds

Derivatives Risk: Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Management Risk: Management risk is the possibility that the investment techniques and risk analyses used by a fund’s manager will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by a fund’s manager will produce the desired results.

Market Illiquidity Risk: Market illiquidity is the risk of investing in the types of securities whose market is generally less liquid than the mar-ket for higher-quality securities. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

Nondiversification Risk: A fund is nondiversified if it invests a greater percentage of its assets in a single issuer. Because a relatively high percentage of the total assets of the underlying USAA Precious Metals and Minerals Fund may be invested in the securities of a single issuer or a limited number of issuers, the securities of this fund may be more sensitive to changes in the market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of the fund’s investment results, because the fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

Real Estate Investment Trusts (REITs) Investment Risk: Investing in both equity and debt securities of REITs may subject a fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITSs are dependent upon the capabilities of the REIT

Prospectus | 46

manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in debt securities of REITs, a fund is also subject to credit risk.

To the extent a target retirement fund has exposure to equity securities through investment in the underlying USAA Funds, it is subject to the following risks:

Dividend Payout Risk: The possibility that a number of the companies in which a fund invests will reduce or eliminate the dividend on the securities held by the fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of a fund to produce investment income to shareholders will be adversely affected.

Foreign Investing Risk: Foreign investing risk is the possibility that the value of a fund’s investments in foreign securities will decrease because of unique risks, such as currency-exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

❖
Emerging Markets Risk: investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the united states and to political systems that may be less stable.

❖	Political Risk: political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Over-the-Counter (OTC) Risk: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and a fund may experience difficulty in purchasing or selling these securities at a fair price.

Precious Metals and Minerals Securities Investment Risk: Because of commodity price volatility and the increased impact such volatility

47 | USAA Target Retirement Funds

has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may help to reduce overall fluctuations in portfolio value.

Small-Cap Company Risk: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

Stock Market Risk: Stock market risk is the possibility that the value of a fund’s investments in equity securities will decline regardless of the success or failure of a company’s operations. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

To the extent a target retirement fund has exposure to fixed-income securities through investment in the underlying USAA Funds, it is subject to the following risks:

Credit Risk: Credit risk is the possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The fixed-income securities held in a fund’s portfolio may be subject to credit risk.

To the extent a fund invests in government securities, credit risk will be limited. When evaluating potential investments for a fund, our analysts also assess credit risk and its impact on the fund’s portfolio. Nevertheless, even investment-grade securities are typically subject to some

Prospectus | 48

credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

If the fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. In addition, changes in the values of the properties backing the loans, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. In addition, instability in the markets for such securities may affect the liquidity of such securities, which means that a fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed or mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all the principal amount of their debt obligations at maturity.

Interest Rate Risk: Interest rate risk is the possibility that the value of a fund’s investments will fluctuate because of changes in interest rates. As a mutual fund generally investing in income-producing securities, a fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends

49 | USAA Target Retirement Funds

on its maturity. Generally, the longer the maturity, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

❖	If interest rates increase, the yield of a fund may increase and the market value of the fund’s securities will likely decline, adversely affecting the fund’s net asset value (NAV) and total return.

❖	If interest rates decrease, the yield of a fund may decrease and the market value of the fund’s securities may increase, which would likely increase the fund’s NAV and total return.

Prepayment Risk: The possibility that prepayments of mortgage-backed securities in a fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the fund. As a mutual fund investing in mortgage-backed securities, a fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by a fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

U.S. Government-Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as the government national mortgage association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. treasury.

Prospectus | 50

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

We provide investment management services to the Target Retirement Funds pursuant to an Advisory Agreement, for which we do not receive any management fees for performing such investment management services. Under this agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Funds’ Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Funds’ Advisory Agreement is available in the Target Retirement Funds’ semiannual report to shareholders for period ending June 30.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Funds or the Funds’ transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

51 | USAA Target Retirement Funds

PORTFOLIO MANAGER(S)

John P. Toohey and Wasif A. Latif, as the co-managers of the Target Retirement Funds, have day-to-day management responsibility for the Target Retirement Funds and work with an investment strategy committee in developing and executing each Fund’s investment program.

Mr. Toohey, CFA, is Vice President of Equity Investments and joined USAA in February 2009. He has co-managed the Fund since July 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Mr. Latif is Vice President of Equity Investments and joined USAA in June 2006. He has co-managed the Fund since July 2008. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif also was a member of DB PWM’s U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

MANAGEMENT OF THE UNDERLYING FUNDS

IMCO serves as investment manager to all of the underlying USAA Funds and, in conjunction with each underlying USAA Fund’s subadviser(s), is responsible for the selection and management of the underlying USAA Funds’ portfolio investments.

Prospectus | 52

DESCRIPTION OF UNDERLYING FUNDS

The investments of each Target Retirement Fund are concentrated in the underlying USAA Funds. Although the underlying USAA Funds are categorized generally as equity, fixed-income, and other alternatives, many of these Funds may invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. Therefore, the Target Retirement Funds’ investment performance is directly related to the investment performance of these underlying USAA Funds.

Each of the underlying USAA Funds may temporarily depart from its normal investment policies in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying USAA Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a Target Retirement Fund from achieving its investment objective.

The following table gives a brief description of the objective and principal investment strategy of the underlying USAA Funds. Additional investment practices are described in more detail under the Investment Policies in the SAI and in each underlying USAA Fund’s prospectus.

Equity Funds	Objective/Strategy
USAA Aggressive Growth Fund	capital appreciation/primarily invests in equity securities of large companies selected for growth potential
USAA Emerging Markets Fund	capital appreciation/80% in equity securities of emerging market companies
USAA Growth Fund	long-term growth of capital/invests in equity securities of companies that are selected for their growth potential

53 | USAA Target Retirement Funds

USAA Income Stock Fund	current income with prospect of increasing dividend income and potential for capital appreciation/80% in common stocks with at least 65% normally invested in dividend paying common stocks
USAA International Fund	capital appreciation/80% in equity securities of foreign companies (including emerging market companies)
USAA Small Cap Stock Fund	long-term growth of capital/80% in equity securities of companies with small market capitalizations
USAA S&P 500 Index Fund	an index fund that seeks to match, before fees and expenses, the S&P 500 Index performance/80% in common stocks of companies composing the S&P 500 Index
USAA Value Fund	long-term growth of capital/primarily invests in equity securities considered to be undervalued
Fixed-Income Funds	Objective/Strategy
USAA High-Yield Opportunities Fund	attractive total return primarily through high current income and secondarily through capital appreciation/80% in high-yield securities
USAA Income Fund	maximum current income without undue risk to principal/primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved

Prospectus | 54

USAA Intermediate-Term Bond Fund	high current income without undue risk to principal/80% debt securities with a dollar weighted average maturity between three to 10 years
USAA Short-Term Bond Fund	high current income consistent with preservation of principal/80% investment-grade debt securities with a dollar weighted average maturity of three years or less
Alternative Funds	Objective/Strategy
USAA Precious Metals and Minerals Fund
long-term capital appreciation and protect the purchasing power of your capital against inflation/80% in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals

USAA Real Return Fund
seeks a total return that exceeds the rate of inflation over an economic cycle/principally invests in a portfolio of investments that the adviser believes will have a total return that exceeds the rate of inflation over an economic cycle

PURCHASES AND REDEMPTIONS

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

55 | USAA Target Retirement Funds

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the applicable policies and procedures. Additional fees also may apply.

If Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See the section on Taxes for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form

Prospectus | 56

(e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

MINIMUM INITIAL PURCHASE

$3,000 minimum ($1,000 for IRAs).

ADDITIONAL PURCHASES

$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

PAYMENT

If you plan to purchase Fund shares with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks,

57 | USAA Target Retirement Funds

or other similar instruments. In addition, we do not accept cash or coins.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING AN ACCOUNT

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in proper form. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

BUYING AND SELLING FUND SHARES

INTERNET – USAA.COM

■
To establish access to your account, log on to usaa.com and click on “register now” or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our website. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

MOBILE ACCESS – MOBILE.USAA.COM

■	Using your web-enabled telephone, you may review account activity, check balances, and make purchases and redemptions.

Prospectus | 58

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

■
In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

TELEPHONE

■	Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

FAX

■	Send a signed fax with your written redemption instructions to (800) 292-8177.

MAIL

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

59 | USAA Target Retirement Funds

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

BANK WIRE

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. If you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. Your bank also may charge a fee for wires.

EFT

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

■
To purchase new and additional shares or to request a redemption in your USAA brokerage account, log on to usaa.com or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase or redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange

Prospectus | 60

orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date for additional information. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA

61 | USAA Target Retirement Funds

Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order

Prospectus | 62

in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■
Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

■	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat

63 | USAA Target Retirement Funds

these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

Prospectus | 64

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Each Target Retirement Fund’s NAV is calculated based upon the NAVs of the underlying USAA Funds in which the Target Retirement Funds invest, which are calculated on the same day and time as the NAV of the respective Target Retirement Fund. The assets of each underlying USAA Fund are valued generally by using available market quotations or at fair value as determined in good faith by or under the direction of the underlying Fund’s Board of Trustees. The prospectus for the underlying USAA Funds explains the circumstances under which those funds will use fair value pricing and the effects of doing so.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Target Retirement Fund, except for the Target Retirement Income Fund, pays net investment income dividends annually. The Target Retirement Income Fund pays net investment income dividends

65 | USAA Target Retirement Funds

quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. A fund may make additional distributions to shareholders when considered appropriate or necessary. For example, a fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

Prospectus | 66

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

67 | USAA Target Retirement Funds

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Prospectus | 68

USAA Target Retirement Income Fund

	Years Ended December 31,		Period Ended December 31,
	2010	2009	2008*

Net asset value at beginning of period	$10.17	$8.44	$10.00
Income (loss) from investment operations:
Net investment income	.35	.34	.23	(a)
Net realized and unrealized gain (loss)	.82	1.74	(1.63)	(a)
Total from investment operations	1.17	2.08	(1.40)	(a)
Less distributions from:
Net investment income	(.35)	(.34)	(.16)
Realized capital gains	(.01)	(.01)	–
Total distributions	(.36)	(.35)	(.16)
Net asset value at end of period	$10.98	$10.17	$8.44
Total return (%)**	11.65	25.04	(14.01)
Net assets at end of period (000)	$189,383	$90,849	$22,737
Ratios to average net assets:***(b)
Expenses (%)(c)	–	–	–
Expenses, excluding reimbursements (%)(c)	.12	.32	1.06	(d)
Net investment income (%)	3.61	4.44	6.31	(d)
Portfolio turnover (%)	22	25	20

* Fund commenced operations on July 31, 2008.

**    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

*** For the year ended December 31, 2010, average net assets were $140,285,000.

(a) Calculated using average shares.

(b) Calculated excluding the Fund's pro rata share of expenses of the underlying USAA funds.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by was less than 0.01%.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

69 | USAA Target Retirement Funds

USAA Target Retirement 2020 Fund

	Years Ended December 31,		Period Ended December 31,
	2010	2009	2008*

Net asset value at beginning of period	$10.38	$8.35	$10.00
Income (loss) from investment operations:
Net investment income	.31	.27	.26	(a)
Net realized and unrealized gain (loss)	1.06	2.08	(1.76)	(a)
Total from investment operations	1.37	2.35	(1.50)	(a)
Less distributions from:
Net investment income	(.31)	(.27)	(.15)
Realized capital gains	(.01)	(.05)	–
Total distributions	(.32)	(.32)	(.15)
Net asset value at end of period	$11.43	$10.38	$8.35
Total return (%)**	13.28	28.12	(14.95)
Net assets at end of period (000)	$362,934	$179,660	$39,717
Ratios to average net assets:***(b)
Expenses (%)(c)	–	–	–
Expenses, excluding reimbursements (%)(c)	.08	.18	.73	(d)
Net investment income (%)	3.56	4.40	7.35	(d)
Portfolio turnover (%)	17	34	31

* Fund commenced operations on July 31, 2008.

**    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

*** For the year ended December 31, 2010, average net assets were $270,529,000.

(a) Calculated using average shares.

(b) Calculated excluding the Fund's pro rata share of expenses of the underlying USAA funds.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by was less than 0.01%.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

Prospectus | 70

USAA Target Retirement 2030 Fund

	Years Ended December 31,		Period Ended December 31,
	2010	2009	2008*

Net asset value at beginning of period	$10.10	$7.85	$10.00
Income (loss) from investment operations:
Net investment income	.26	.23	.25	(a)
Net realized and unrealized gain (loss)	1.29	2.26	(2.26)	(a)
Total from investment operations	1.55	2.49	(2.01)	(a)
Less distributions from:
Net investment income	(.26)	(.23)	(.14)
Realized capital gains	(.02)	(.01)	–
Total distributions	(.28)	(.24)	(.14)
Net asset value at end of period	$11.37	$10.10	$7.85
Total return (%)**	15.34	31.68	(20.06)
Net assets at end of period (000)	$528,152	$256,236	$50,492
Ratios to average net assets:***(b)
Expenses (%)(c)	–	–	–
Expenses, excluding reimbursements (%)(c)	.07	.14	.61	(d)
Net investment income (%)	3.03	3.96	7.27	(d)
Portfolio turnover (%)	21	23	18

* Fund commenced operations on July 31, 2008.

**    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

*** For the year ended December 31, 2010, average net assets were $387,578,000.

(a) Calculated using average shares.

(b) Calculated excluding the Fund's pro rata share of expenses of the underlying USAA funds.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by was less than 0.01%.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

71 | USAA Target Retirement Funds

USAA Target Retirement 2040 Fund

	Years Ended December 31,		Period Ended December 31,
	2010	2009	2008*

Net asset value at beginning of period	$9.60	$7.37	$10.00
Income (loss) from investment operations:
Net investment income	.18	.16	.21	(a)
Net realized and unrealized gain (loss)	1.41	2.25	(2.72)	(a)
Total from investment operations	1.59	2.41	(2.51)	(a)
Less distributions from:
Net investment income	(.18)	(.16)	(.12)
Realized capital gains	–	(.02)	–
Total distributions	(.18)	(.18)	(.12)
Net asset value at end of period	$11.01	$9.60	$7.37
Total return (%)**	16.60	32.71	(25.05)
Net assets at end of period (000)	$501,653	$234,213	$43,742
Ratios to average net assets:***(b)
Expenses (%)(c)	–	–	–
Expenses, excluding reimbursements (%)(c)	.07	.15	.70	(d)
Net investment income (%)	2.23	2.98	6.61	(d)
Portfolio turnover (%)	21	16	4

* Fund commenced operations on July 31, 2008.

**    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

*** For the year ended December 31, 2010, average net assets were $359,604,000.

(a) Calculated using average shares.

(b) Calculated excluding the Fund's pro rata share of expenses of the underlying USAA funds.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by was less than 0.01%.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

Prospectus | 72

USAA Target Retirement 2050 Fund

	Years Ended December 31,			Period Ended December 31,
	2010		2009	2008*

Net asset value at beginning of period	$9.21		$7.07	$10.00
Income (loss) from investment operations:
Net investment income	.10		.09	.17	(a)
Net realized and unrealized gain (loss)	1.44		2.16	(2.99)	(a)
Total from investment operations	1.54		2.25	(2.82)	(a)
Less distributions from:
Net investment income	(.10)		(.09)	(.11)
Realized capital gains	(.00)	(e)	(.02)	–
Total distributions	(.10)		(.11)	(.11)
Net asset value at end of period	$10.65		$9.21	$7.07
Total return (%)**	16.70		31.84	(28.20)
Net assets at end of period (000)	$203,734		$88,453	$16,089
Ratios to average net assets:***(b)
Expenses (%)(c)	–		–	–
Expenses, excluding reimbursements (%)(c)	.13		.33	1.55	(d)
Net investment income (%)	1.29		1.66	5.40	(d)
Portfolio turnover (%)	22		23	2

* Fund commenced operations on July 31, 2008.

**    Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

*** For the year ended December 31, 2010, average net assets were $142,715,000.

(a) Calculated using average shares.

(b) Calculated excluding the Fund's pro rata share of expenses of the underlying USAA funds.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios by was less than 0.01%.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(e) Represents less than $0.01 per share.

73 | USAA Target Retirement Funds

NOTES

Prospectus | 74

75 | USAA Target Retirement Funds

Prospectus | 76

77 | USAA Target Retirement Funds

Prospectus | 78

79 | USAA Target Retirement Funds

9800 Fredericksburg Road
San Antoino, Texas  78288

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If you would like more information about the Fund, you may call (800)
531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the
Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the
Commission’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling
(202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following
e-mail address: publicinfo@sec.gov or by writing the Public Reference
Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]  We know what it means to serve(R).                                                                   [Graphic] 10%

87347-0511                                     Investment Company Act File No. 811-7852                      (c)2011, USAA. All rights reserved.

Part B

Statement of Additional Information for the

S&P 500 Index Fund, Extended Market Index Fund,

Nasdaq-100 Index Fund, and Total Return Strategy Fund
is included herein

[USAA EAGLE LOGO (R)]

 USAA

 MUTUAL

 FUNDS TRUST

 STATEMENT OF

 ADDITIONAL INFORMATION

 MAY 1, 2011

S&P 500 Index Fund – Member Shares (USSPX)S&P 500 Index Fund – Reward Shares (USPRX)

Extended Market Index Fund (USMIX)Nasdaq-100 Index Fund (USNQX)

Total Return Strategy Fund® (USTRX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of forty-eight no-load mutual funds, four of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Extended Market Index Fund, the Nasdaq-100 Index Fund, and the Total Return Strategy Fund (collectively, the Funds). The S&P 500 Index Fund and the Extended Market Index Fund are classified as diversified, while the Nasdaq-100 Index Fund and the Total Return Strategy Fund are classified as nondiversified.

With respect to the Extended Market Index Fund, the Trust invests all of the Fund’s investable assets in an open-end management investment company having a substantially similar investment objective as the Fund. The investment company is the Master Extended Market Index Series (Extended Market Portfolio), a series of the Quantitative Master Series LLC (Master LLC), advised by BlackRock Advisers, LLC and subadvised by BlackRock Investment Management, LLC (collectively referred to as BlackRock).

You may obtain a free copy of a prospectus dated May 1, 2011, for any of the Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722). You also may request a free copy be sent to you via e-mail. Each prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with the Fund’s prospectus.

The financial statements for the S&P 500 Index Fund, Extended Market Index Fund (and the Extended Market Portfolio), Nasdaq-100 Index Fund, and Total Return Strategy Fund, and the Independent Registered Public Accounting Firm’s Reports thereon for the fiscal year ended December 31, 2010, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page

2 Valuation of Securities

4 Conditions of Purchase and Redemption

5 Additional Information Regarding Redemption of Shares

6  Investment Plans

7  Investment Policies

32Investment Restrictions

36Portfolio Transactions and Brokerage Commissions

41Fund History and Description of Shares

42Tax Considerations

44Trustees and Officers of the Trust

51Directors and Officers of the Extended Market Portfolio

61Investment Adviser

65Portfolio Manager Disclosure

71Proxy Voting Policies and Procedures

73Portfolio Holdings Disclosure

74Administrator

75General Information

76Appendix A – Long-Term and Short-Term Debt Ratings

VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The principal asset of the Extended Market Index Fund will normally be its interest in the Extended Market Portfolio. The value of that interest is based on the net assets of the Extended Market Portfolio, which are comprised of the value of the securities held by the Extended Market Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Extended Market Portfolio). Expenses of the Extended Market Portfolio, including the investment advisory fees, are accrued daily. The net asset value of the Extended Market Index Fund is equal to the value of its proportionate interest in the net assets of the Extended Market Portfolio plus any cash or other assets, minus all liabilities (including accrued expenses) of the Extended Market Index Fund. The valuation of securities by the Extended Market Portfolio is discussed in its Registration Statement.

Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If the Extended Market Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Extended Market Portfolio’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Extended Market Portfolio’s Manager and/or Sub-Adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other derivatives generally are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Extended Market Portfolio’s Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Extended Market Portfolio may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have

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been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Extended Market Portfolio’s books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Extended Market Portfolio’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Extended Market Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Extended Market Portfolio’s Board or by BlackRock (its delegate). Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Extended Market Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Extended Market Portfolio’s net asset value is not calculated. In such cases, the net asset value of  the Extended Market Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Extended Market Portfolio.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Extended Market Portfolio’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Extended Market Portfolio’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Extended Market Portfolio’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Extended Market Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Extended Market Portfolio’s pricing time.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock’s Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock’s portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Extended Market Portfolio. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Extended Market Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Extended Market Portfolio’s net asset value. As a result, the Extended Market Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The value of the securities of the S&P 500 Index, Nasdaq-100 Index, and Total Return Strategy Funds are determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

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Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The applicable Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Funds’ Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Board of Trustees has approved the use of a fair value pricing service to provide fair value adjustments to assist the Manager with the fair value pricing of a Fund’s foreign securities.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund’s Subadviser, if applicable, at fair value by using valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

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ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in the Fund’s portfolio and the Extended Market Portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $250 entirely for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust, subject to the approval of the Board of Trustees, anticipates closing these small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your known last address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC or Commission) so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

Excessive Short-Term Trading

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

▪ Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

▪ Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Fund Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

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▪ Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

▪ Purchases and sales pursuant to automatic investment or withdrawal plans;

▪ Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Fund, or other designated USAA managed investment accounts;

 ▪

 Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

▪ Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent has entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts. We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

Automatic Purchase of Shares

Automatic Investing – A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

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Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

Automatic Purchase Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans

Federal tax on current income will be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the Funds described in the prospectuses  of the Trust (excluding our tax exempt funds, Growth and Tax Strategy Fund, and S&P 500 Index Fund Reward Shares).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement accounts is advised to consult with a tax adviser before establishing the accounts. You may obtain detailed information about the accounts from the Manager.

INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in each Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective. Each Fund’s investment objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in a Fund’s investment objective(s), the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Extended Market Portfolio is also not a fundamental policy.

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Temporary Defensive Policy

Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper and other corporate debt obligations.

S&P 500 Index Fund and Nasdaq-100 Index Fund

The following is provided as additional information with respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund.

Equity Securities. The Funds may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Short-Term Instruments. When a Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund’s investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor’s Ratings Services (S&P) or Aa or higher by Moody’s Investors Service (Moody’s) or, if unrated, of comparable quality in the opinion of Northern Trust Investments, Inc. (NTI) as subadviser to the S&P 500 Index Fund and Nasdaq-100 Index Fund; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker’s acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s (see Appendix A). If no such ratings are available, the instrument must be of comparable quality in the opinion of NTI.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale by seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend

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on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. NTI anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL Market, Nasdaq’s market for designated foreign and domestic securities that are for resale under SEC Rule 144A.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees, NTI determines the liquidity of restricted securities and, through reports from NTI, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

In reaching liquidity decisions, NTI will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Liquidity Determinations. The Funds’ Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

When-Issued or Delayed-Delivery Securities. The Funds may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies, as part of a segregated account cash or liquid securities, an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of its respective total assets, less liabilities other than the obligations created by when-issued commitments.

Lending of Portfolio Securities. The Funds may lend their securities in accordance with a lending policy that has been authorized by the Trust’s Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed

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securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. A Fund may terminate a loan at any time.

Repurchase Agreements. The Funds may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Funds maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Index Futures Contracts and Options on Index Futures Contracts

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Funds may enter into contracts for the purchase or sale for future delivery of their Index. Management of the Trust has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

At the same time a futures contract on the Index is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by NTI may still not result in a successful transaction.

In addition, futures contracts entail risks. Although NTI believes that use of such contracts will benefit the Fund, these investments in futures may cause the Fund to realize gains and losses for tax purposes that would not otherwise be realized if the Fund were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

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Options on Index Futures Contracts. The Funds may purchase and write options on futures contracts with respect to their Indices. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

The writing of a call option on a futures contract with respect to an Index may constitute a partial offset against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial offset against any decline which may have occurred in the Fund’s holdings. The writing of a put option on an index futures contract may constitute a partial offset against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial offset against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an Index is similar in some respects to the purchase of protective put options on the Index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The amount of risk the Fund assumes when it writes an option on a futures contract with respect to an Index is theoretically unlimited, but it is reduced by the amount of the premium received for the option less related transaction costs.

Options on Securities Indexes. Each Fund may write (sell) covered call and put options to a limited extent on its Index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

Each Fund may purchase call and put options on its Index. A Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of its Index (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

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Each Fund has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. Each Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

The hours of trading for options on an Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, NTI may be forced to liquidate portfolio securities to meet settlement obligations.

Asset Coverage. To assure that each Fund’s use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund’s commitment with respect to these contracts or securities.

Security Substitution. At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the holding’s increased weighting in the index at a price lower than that of the acquiring company’s stock.

Floating- and variable-rate obligations. Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

Other Investment Company Securities. Each Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. A Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the investment advisor are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.

Obligations of Foreign Governments, Banks, and Corporations. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which the Fund may invest. To the extent that such investments are consistent with its investment objective, each Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. Each Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

U.S. Government Obligations. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or

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U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants. To the extent that such investments are consistent with its investment objective, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.

Securities Related Businesses. The 1940 Act limits the ability of the Funds to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (financial companies).

Extended Market Index Fund

The Extended Market Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Extended Market Portfolio. The Trust may withdraw the Fund’s investment from the Extended Market Portfolio at any time without a shareholder vote if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so.

Since the investment characteristics of the Extended Market Index Fund will correspond directly to those of the Extended Market Portfolio, the following is a discussion of the various investments of and techniques employed by the Extended Market Portfolio.

Description of Extended Market Portfolio and Its Investments and Risks. In seeking to replicate the total return of the Dow Jones U.S. Completion Total Stock Market Index, BlackRock may not allocate the Extended Market Portfolio’s investments among all of the common stocks in the Dow Jones U.S. Completion Total Stock Market Index, or in the same weightings as the Dow Jones U.S. Completion Total Stock Market Index. Instead, the Extended Market Portfolio may invest in a sample of the stocks included in the Dow Jones U.S. Completion Total Stock Market Index and other types of financial instruments based on BlackRock’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with less transaction costs than would be incurred through full replication. BlackRock may use options and futures contracts and other types of financial instruments. The investments to be included in the Extended Market Portfolio will be selected so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing  financial instruments, closely approximate those same factors in the Dow Jones U.S. Completion Total Stock Market Index, with the objective of reducing the selected investment portfolio’s deviation from the performance of the Dow Jones U.S. Completion Total Stock Market Index (this deviation is referred to as “tracking error”). The Extended Market Portfolio may also engage in securities lending.

The Dow Jones U.S. Completion Total Stock Market Index contains all of the U.S. headquartered equity securities regularly traded on the New York and American Stock Exchanges and the NASDAQ stock market, except those stocks included in the S&P 500. The Dow Jones U.S. Completion Total Stock Market Index is generally considered broadly representative of the performance of publicly traded mid-capitalization and small-capitalization stocks. A company’s stock market capitalization is the total market value of its outstanding shares.

About Indexing and Management of the Extended Market Portfolio

About Indexing. The Extended Market Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses, and investment judgment. Instead, the Extended Market Portfolio uses essentially a “passive” or “indexing” investment approach, and seeks to replicate, before expenses (which can be expected to reduce the total return of the Extended Market Portfolio), the total return of its respective index.

Indexing and Managing the Extended Market Portfolio. The Extended Market Portfolio will be substantially invested in securities in its applicable index, and will invest, under normal circumstances, at least 80% of its net assets in securities of issuers that comprise the applicable index or in other financial instruments that are contained in or correlate with equity securities in the applicable index. For this purpose, net assets include any borrowings for investment purposes.

Because the Extended Market Portfolio seeks to replicate the total return of its respective index, generally BlackRock will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the index.

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However, BlackRock may omit or remove a security which is included in the index from the Extended Market Portfolio if, following objective criteria, BlackRock judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Extended Market Portfolio or by the Extended Market Portfolio of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

Other Investment Policies, Practices and Risk Factors

Cash Management. Generally, BlackRock will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of BlackRock, a portion of the Extended Market Portfolio’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions (U.S. government securities); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of BlackRock; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Extended Market Portfolio invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short term obligations rated Prime-1 by Moody’s or A-1 by S&P or, if no such ratings are available, the instrument must be of comparable quality in the opinion of BlackRock.

Short Sales. The Extended Market Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Extended Market Portfolio does not own declines in value. When the Extended Market Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Extended Market Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Extended Market Portfolio is required to segregate similar collateral, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Extended Market Portfolio borrowed the security, regarding payment received by the Extended Market Portfolio on such security, the Extended Market Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes the Extended Market Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Extended Market Portfolio makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. The Extended Market Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Extended Market Portfolio replaces the borrowed security. The Extended Market Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Extended Market Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Extended Market Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Extended Market Portfolio may also make short sales “against the box” without being subject to any limitations. In this type of short sale, at the time of the sale, the Extended Market Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Cash Flows; Expenses. The ability of the Extended Market Portfolio to satisfy its investment objective depends to some extent on BlackRock’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Extended Market Portfolio investments). BlackRock will make investment changes to the Extended Market Portfolio’s portfolio to accommodate cash flow while continuing to seek to replicate or exceed, as the case may be, the total return of the Extended Market Portfolio’s target index. Investors should also be aware that the investment performance of an index is a hypothetical number that does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Extended Market Portfolio. Finally, since the Extended Market Portfolio

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seeks to replicate the total return of its target index, BlackRock generally will not attempt to judge the merits of any particular security as an investment.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Borrowing and Leverage. The Extended Market Portfolio may borrow from banks (as defined in the Investment Company Act of 1940, as amended) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. The Extended Market Portfolio may obtain such short term credit as may be necessary for the clearance of purchase and sale of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio will not purchase securities while its borrowings exceed 5% of its assets. The use of leverage by the Extended Market Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the NAV of the Extended Market Portfolio’s shares and in the yield on the Extended Market Portfolio’s portfolio. Although the principal of such borrowings will be fixed, the Extended Market Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Extended Market Portfolio, which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Extended Market Portfolio will have to pay on the borrowings, the Extended Market Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Extended Market Portfolio will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, BlackRock in its best judgment nevertheless may determine to maintain the Extended Market Portfolio’s leveraged position if it expects that the benefits to the Extended Market Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Extended Market Portfolio may result in the Extended Market Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing the Extended Market Portfolio’s portfolio in accordance with the Extended Market Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Extended Market Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Illiquid or Restricted Securities. The Extended Market Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Extended Market Portfolio’s assets in illiquid securities may restrict the ability of the Extended Market Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Extended Market Portfolio’s operations require cash, such as when the Extended Market Portfolio redeems shares or pays dividends, and could result in the Extended Market Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Extended Market Portfolio may invest in securities that are not registered under the Securities Act of 1933, as amended (the Securities Act or the 1933 Act) or that are subject to trading restrictions under the laws of a foreign jurisdiction (restricted securities). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less

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than those originally paid by the Extended Market Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Extended Market Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Extended Market Portfolio may be required to bear the expenses of registration. Certain of the Extended Market Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Extended Market Portfolio may obtain access to material non-public information which may restrict the Extended Market Portfolio’s ability to conduct portfolio transactions in such securities.

144A Securities. The Extended Market Portfolio may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Extended Market Portfolio’s Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board of Directors. The Board of Directors has adopted guidelines and delegated to BlackRock the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Extended Market Portfolio’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Extended Market Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Investment in Other Investment Companies. The Extended Market Portfolio may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, the Extended Market Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, the Extended Market Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Extended Market Portfolio’s total assets may be invested in securities of any investment company. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Extended Market Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Extended Market Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Extended Market Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Repurchase Agreements. The Extended Market Portfolio may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities, or an affiliate thereof, or with other entities which BlackRock otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Extended Market Portfolio, to repurchase the security at a mutually agreed upon time and price in a specified currency thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The price at which the trades are conducted do not reflect accrued interest or dividends on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Extended Market Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the purchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Extended Market Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Extended Market Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Extended Market Portfolio shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Extended Market Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Extended Market Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid securities.

Securities Lending. The Extended Market Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Extended Market Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Extended Market Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Extended Market Portfolio receives the income on the loaned securities. Where the Extended Market Portfolio receives securities as collateral, the Extended Market Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Extended Market Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.

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As a result, the Extended Market Portfolio’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Extended Market Portfolio is obligated to return the collateral to the borrower at the termination of the loan. The Extended Market Portfolio could suffer a loss in the event the Extended Market Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Extended Market Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Extended Market Portfolio could also experience delays and costs in gaining access to the collateral. The Extended Market Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Extended Market Portfolio has received an exemptive order from the Commission permitting it, among other things, to retain an affiliate as lending agent.

Securities of Smaller Companies. An investment in the Extended Market Portfolio involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While the issuers in which the Extended Market Portfolio will primarily invest may offer greater opportunities for capital appreciation than larger cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative.

To some extent, the securities in which the Extended Market Portfolio invests will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Extended Market Portfolio of portfolio securities, to meet redemptions or otherwise, may require the Extended Market Portfolio to sell these securities at a discount from market prices or during periods when in management’s judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Management of the Extended Market Portfolio believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Extended Market Portfolio may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions. The Extended Market Portfolio may also invest in derivative instruments that it believes may serve as substitutes for individual securities in an attempt to broadly represent a particular market, market segment or index, as the case may be. The derivative instruments in which the Extended Market Portfolio may invest include the purchase and writing of options on securities indices and the writing of covered call options on stocks or derivative instruments correlated with an index or components of the index rather than securities represented in that index. The Extended Market Portfolio will normally invest a substantial portion of its assets in options and futures contracts correlated with an index representing the Extended Market Portfolio’s particular market segment or index. The Extended Market Portfolio may also utilize options on futures, swaps and other indexed instruments and convertible bonds. Derivatives may be employed as a proxy for a direct investment in securities underlying the relevant index.

Options, futures and other derivative instruments may also be employed to gain market exposure quickly in the event of subscriptions provide liquidity, to invest uncommitted cash balances, and for bona fide hedging purposes. The Extended Market Portfolio may also use derivatives in connection with the investment strategy that seeks to profit from differences in price when the same (or similar) security, currency or commodity is traded in two or more markets.

BlackRock will choose among the foregoing instruments based on its judgment of how best to meet the Extended Market Portfolio’s goal. In connection therewith, BlackRock will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Extended Market Portfolio’s cash flow and cash management needs.

Indexed Securities. The Extended Market Portfolio may invest in securities the potential return of which is based on an index. As an illustration, the Extended Market Portfolio may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and

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liquidity risk. The Extended Market Portfolio will invest in indexed securities for bona fide hedging. When used for anticipatory hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

Put Options. The Extended Market Portfolio is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Extended Market Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Extended Market Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Extended Market Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Extended Market Portfolio also may purchase uncovered put options.

The Extended Market Portfolio also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Extended Market Portfolio will receive a premium for writing a put option, which increases the Extended Market Portfolio’s return. The Extended Market Portfolio will not sell puts if, as a result, more than 50% of the Extended Market Portfolio’s assets would be required to cover its potential obligations under its hedging and other investment transactions. The Extended Market Portfolio is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but for which it does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income, even though in exchange the Extended Market Portfolio may be required to acquire such securities or instruments at a net price above their current market value. The Extended Market Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Extended Market Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Extended Market Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Extended Market Portfolio’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Extended Market Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Extended Market Portfolio’s portfolio. Such segregation will not limit the Extended Market Portfolio’s exposure to loss.

Additional Options on Securities Indices

Call Options. The Extended Market Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Extended Market Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Extended Market Portfolio also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Extended Market Portfolio, in return for a premium, gives another party a right to buy specified securities owned by the Extended Market Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Extended Market Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Extended Market Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Extended Market Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out the Extended Market Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial offset to the extent of the premium received against the price of the underlying security declining.

The Extended Market Portfolio also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Extended Market Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Extended Market Portfolio must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Extended Market Portfolio will segregate unencumbered liquid securities or

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cash with a value at least equal to the Extended Market Portfolio’s exposure (the difference between the unpaid amounts owed by the Extended Market Portfolio on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Extended Market Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Extended Market Portfolio’s portfolio. Such segregation will not limit the Extended Market Portfolio exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Extended Market Portfolio’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Extended Market Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Extended Market Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Extended Market Portfolio will lose the difference.

Types of Options. The Extended Market Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

Futures. The Extended Market Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Extended Market Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Extended Market Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Extended Market Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Extended Market Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Extended Market Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Extended Market Portfolio was attempting to identify specific securities in which to invest in a market the Extended Market Portfolio believes to be attractive.

In the event that such securities decline in value or the Extended Market Portfolio determines not to complete a bona fide hedge transaction relating to a futures contract, however, the Extended Market Portfolio may realize a loss relating to the futures position.

The Extended Market Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Extended Market Portfolio would enter into futures transactions. The Extended Market Portfolio may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Extended Market Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Extended Market Portfolio intends to purchase.

BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Extended Market Portfolio is operated so as not to be deemed to be “commodity pools” under the regulations of the Commodity Futures Trading Commission.

Swap Agreements. The Extended Market Portfolio is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

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The Extended Market Portfolio will enter into an equity swap transaction only if, immediately following the time the Portfolio enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Extended Market Portfolio is a party would not exceed 5% of the Portfolio’s net assets. Whether the Extended Market Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on BlackRock’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Extended Market Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Extended Market Portfolio will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Extended Market Portfolio will not be able to meet its payment obligations to the counterparty. The Extended Market Portfolio, however, will segregate, liquid securities, cash or cash equivalents, or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Extended Market Portfolio’s liabilities under the swap agreement or the amount it would cost the Extended Market Portfolio initially to make an equivalent direct investment, plus or minus any amount the Extended Market Portfolio is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Extended Market Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect the Extended Market Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Risk Factors in Derivatives. The Extended Market Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Extended Market Portfolio to increase or decrease the level of risk to which the Extended Market Portfolio is exposed more quickly and efficiently than transactions in other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Extended Market Portfolio, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk -- the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation risk -- the risk that changes in the value of a derivative will not match the changes in the Extended Market Portfolio’s portfolio holdings that are being hedged or of the particular market or security to which the Extended Market Portfolio seeks exposure.

The Extended Market Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such investments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Extended Market Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Extended Market Portfolio to potential losses which may exceed the amount originally invested by the Extended Market Portfolio. When the Extended Market Portfolio engages in such a transaction, it will deposit in a segregated account liquid securities with a value at least equal to the Extended Market Portfolio’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Extended Market Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Extended Market Portfolio exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Extended Market Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Extended Market Portfolio to ascertain a market value for such instruments. The Extended Market Portfolio will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is

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purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which BlackRock anticipates the Extended Market Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Extended Market Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Extended Market Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Extended Market Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Extended Market Portfolio with a third-party guaranty or other credit enhancement.

Merger Transaction Risk. The Extended Market Portfolio may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction.

In that circumstance, the Extended Market Portfolio would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Extended Market Portfolio for the target company’s stock. However, the Extended Market Portfolio is subject to the risk that the merger transaction may be canceled, delayed or restructured in which case the Extended Market Portfolio holding of the target company’s stock may not result in any profit for the Extended Market Portfolio and may lose significant value.

Additional Limitations on the Use of Derivatives. The Extended Market Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Potential Conflicts of Interest

The Bank of America Corporation (BAC), though its subsidiary Merrill Lynch and Co., Inc. (Merrill Lynch), and The PNC Financial Services Group, Inc. (PNC), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, BlackRock) and PNC and its affiliates (collectively, PNC and together with BlackRock, Affiliates), and those of BAC, Merrill Lynch and their affiliates (collectively, the BAC Entities), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms with approximately $3.56 trillion in assets under management as of December 31, 2010. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a

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Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with

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BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above-described arrangements to varying degrees. BlackRock also may enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or

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commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (ECNs) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, generally will be charged to clients and, like commissions and markups/markdowns, generally would be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It also is possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

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As disclosed in more detail in “Valuation of Portfolio Securities” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BAC, and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

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Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Total Return Strategy Fund

The following is provided as additional information with respect to the Total Return Strategy Fund.

Exchange-Traded Funds (ETFs). The Fund’s assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

Section 4(2) Commercial Paper and Rule 144A Securities. The Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

The Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Liquidity Determinations. The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Calculation of Dollar Weighted Average Portfolio Maturity. Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

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Finally, for purposes of calculating the dollar weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

Put Bonds. The Fund’s assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Lending of Securities. The Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust’s Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from the Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. The Fund may terminate a loan at any time.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

Variable-Rate Demand Notes. The Fund may invest in securities, which provide the right to sell the securities at face value on either that day or within the rate reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

When-Issued and Delayed-Delivery Securities. The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund’s portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand

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is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Other Investment Companies. The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

Derivatives. The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund’s investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund also may use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts. The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Cover. Transactions using certain derivative instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential

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obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Securities, Securities Indexes and Futures Contracts. The Fund may purchase and sell options on securities or securities indexes and options on futures contracts to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether the Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that the Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity. As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of the Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

Swap Arrangements. The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The Fund may enter into credit default swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor. In these instances, the Fund is compensated for assuming the risk of default of a debt security that the Fund itself does not own, for a defined period of time.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund’s portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash  equivalents, although there can be no assurance that this will be true in the future.

Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive

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their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs (TM)).

Short Sales. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its  obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold

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short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses, and increase the volatility of returns.

Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

While QS Investors has extensive experience managing mutual funds and institutional accounts, it has only recently begun managing long/short strategies. Although QS Investors believes that its stock selection strategy will be effective in selecting short positions, there is no assurance that it will be successful in applying this approach to a long/short strategy.

INVESTMENT RESTRICTIONS

Certain investment restrictions of the Funds and Extended Market Portfolio have been adopted as fundamental policies of the Funds or Extended Market Portfolio, as the case may be. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Funds or Extended Market Portfolio, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of the Funds or Extended Market Portfolio, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Funds or Extended Market Portfolio, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Funds or Extended Market Portfolio, as the case may be.

S&P 500 Index, Nasdaq-100 Index, and Total Return Strategy Funds

As a matter of fundamental policy, the Funds:

(1)may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.

(2)may not (except for the Nasdaq-100 Index Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. The Nasdaq-100 Index Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.

(3)may not issue senior securities, except as permitted under the 1940 Act;

(4)may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

(5)may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6)may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7)may not purchase or sell real estate, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

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The Manager uses various recognized industry classifications services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

Additional Restriction

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, each Fund has a policy regarding how 80% of its assets will be invested. Such policy may be changed upon 60 days’ written notice to the Fund’s shareholders.

Extended Market Index Fund

With respect to the Extended Market Index Fund, whenever the Trust is requested to vote on a matter for the Extended Market Portfolio, the Trust will either seek instructions from the Fund’s shareholders and will vote as instructed by the Fund’s shareholders or the Trust will vote the shares of the Extended Market Portfolio held by it in the same proportion as the vote of all other shareholders of the Extended Market Portfolio. When the Trust seeks the vote of Fund shareholders on a matter for the Extended Market Portfolio, the Trust will vote shares representing Fund shareholders not voting in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Extended Market Index Fund (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

(1)may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder an any applicable relief.

(2)will concentrate to approximately the same extent that its underlying index concentrates in the stocks of a particular industry or group of industries.

(3)may not issue senior securities, except as permitted under the 1940 Act;

(4)may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

(5)may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6)may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7)may not purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

The Fund is classified as a diversified fund under the 1940 Act and is subject to the diversification requirements of the 1940 Act. In addition, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the Code). To ensure that the Fund satisfies these requirements, the Declaration of Trust requires that the Extended Market Portfolio be managed in compliance with the Code requirements as though such requirements were applicable to the Extended Market Portfolio. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar, or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. government, its agencies and instrumentalities are not included within the definition of “issuer” for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Extended Market Portfolio level and not at the level of the Fund based upon a ruling received from the Internal Revenue Services (IRS), which entitles the Fund to “look through” the shares of the Extended Market Portfolio of the underlying investments of the Extended Market Portfolio for purposes of these diversification requirements.

As a matter of fundamental policy, the Extended Market Portfolio:

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(1)may not make any investment inconsistent with the Extended Market Portfolio’s classification as a diversified company under the Investment Company Act;

(2)may not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, the Extended Market Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index;

(3)may not make investments for the purpose of exercising control or management;

(4)may not purchase or sell real estate, except that, to the extent permitted by law, the Extended Market Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(5)may not make loans to other persons, except (i) that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, banker’s acceptances, repurchase agreements, or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Extended Market Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Extended Market Portfolio’s Registration Statement, as it may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Extended Market Portfolio by the Securities and Exchange Commission;

(6)may not issue senior securities to the extent such issuance would violate applicable law;

(7)may not borrow money, except that (i) the Extended Market Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Extended Market Portfolio mayborrow up to an additional 5% of its total assets for temporary purposes, (iii) the Extended Market Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Extended Market Portfolio may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Extended Market Portfolio’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies;

(8)may not underwrite securities of other issuers, except insofar as the Extended Market Portfolio technically may be deemed an underwriter under the Securities Act in selling portfolio securities;

(9)may not purchase or sell commodities or contracts on commodities, except to the extent that the Extended Market Portfolio may do so in accordance with applicable law and the Extended Market Portfolio’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Additional Restrictions

In addition, the Master LLC has adopted nonfundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the nonfundamental restrictions, including but not limited to restrictions (a) below, shall prevent the Extended Market Portfolio from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the nonfundamental restrictions, the Extended Market Portfolio:

(a)may not purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Extended Market Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Extended Market Portfolio’s shares are owned by another investment company that is part of the same group of investment companies as the Extended Market Portfolio.

(b)may not make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Extended Market Portfolio’s Registration Statement.

(c)may not invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed, or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

34

(d)may not make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options, and futures.

        (e) (1) may not change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the target index and (2) with respect to each Enhanced Series, change its policy of investing, under normal circumstances, at least 80% of its assets in stocks of companies in its benchmark index, and options, futures and other derivative instruments that have economic characteristics similar to the securities included in the index, without providing interestholders with at least 60 days’ prior written notice of such change.

Except with respect to fundamental policy (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2), the Trust uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. The Master LLC has, therefore, adopted an investment policy pursuant to which the Extended Market Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by such the Extended Market Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Extended Market Portfolio and margin deposits on the the Extended Market Portfolio’s outstanding OTC options exceed 15% of the total assets of the Extended Market Portfolio, taken at market value, together with all other assets of the Extended Market Portfolio which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Extended Market Portfolio to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and if the Extended Market Portfolio has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Extended Market Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s exercise price). The repurchase price with the primary dealers is typically a formula price which generally is based on a multiple of the premium received for the option, plus the amount by which the option is “in the money.” This policy as to OTC options is not a fundamental policy of the Extended Market Portfolio and may be amended by the Board of Directors without the approval of the the Extended Market Portfolio’s interestholders.

The securities held in the Extended Market Portfolio generally may not be purchased from, sold, or loaned to the Manager or its affiliates or any of their Trustees, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 Index Fund and Nasdaq-100 Index Fund

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, NTI is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, NTI or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Funds are frequently placed by NTI with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

NTI seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Funds taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. NTI reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

NTI is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term

35

“research, market or statistical information” includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. NTI may use this research information in managing the Funds’ assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to NTI, it is the opinion of the management of the Funds that such information is only supplementary to NTI’s own research effort, since the information must still be analyzed, weighed and reviewed by NTI’s staff. Such information may be useful to NTI in providing services to clients other than the Funds, and not all such information is used by NTI in connection with the S&P 500 Index and Nasdaq-100 Index Funds. Conversely, such information provided to NTI by brokers and dealers through whom other clients of NTI effect securities transactions may be useful to NTI in providing services to the S&P 500 Index and Nasdaq-100 Index Funds.

In certain instances there may be securities that are suitable for the S&P 500 Index and Nasdaq-100 Index Funds as well as for one or more of NTI’s other clients. Investment decisions for the Funds and for NTI’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

Brokerage Commissions

During the last three fiscal years ended December 31, the funds paid the following aggregate brokerage fees:

 Fund

 2010

 2009

 2008

 S&P 500 Index Fund

 $12,411

 $32,285

 $39,063

 Nasdaq-100 Index Fund

 $7,738

 $6,864

 $6,067

During the last three fiscal years ended December 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in the Fund’s portfolio appropriate in view of its investment objective. Ordinarily, a Fund will not sell portfolio securities solely to achieve short-term profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

For the last two fiscal years ended December 31, the Funds’ portfolio turnover rates were as follows:

 Fund

 2010

 2009

 S&P 500 Index Fund

 4%

 5%

 Nasdaq-100 Index Fund

 5%

 4%

Extended Market Index Fund

With respect to the Extended Market Index Fund, subject to policies established by the Board of Trustees, BlackRock is primarily responsible for the execution of the Extended Market Portfolio’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Extended Market Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order,

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difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the Extended Market Portfolio does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the Extended Market Portfolio. In return for such services BlackRock may cause the Extended Market Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of feeder funds, because each feeder fund generally invests exclusively in beneficial interests of a master portfolio, it is expected that all transactions in portfolio securities will be entered into by the master portfolio.

Section 28(e) of the Exchange Act (Section 28(e)) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Extended Market Portfolio.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates called on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilities conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third-party related research and brokerage tools that aid in the investment process.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advise and statistical information, political developments and technical market information that assists in the valuation of investments. Examples of research-oriented services for which BlackRock might pay with Extended Market Portfolio commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Extended Market Portfolio to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Extended Market Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Extended Market Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Extended Market Portfolio anticipates that its brokerage transactions involving foreign securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of the applicable such countries.

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Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign equity securities may be held by the Extended Market Portfolio in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Extended  Market  Portfolio’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Extended Market Portfolio’s are redeemable on a daily basis in U.S. dollars, the Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Information about the brokerage commissions paid by the Extended Market Portfolio, including commissions paid to Merrill Lynch, for the last three fiscal years ended December 31, is set forth in the following table.

Extended Market Portfolio

 Extended Market Portfolio

 2010*

 2009*

 2008*

 $36,009

 $38,720

 $63,147

* For the fiscal years ended December 31, 2008, 2009, and 2010 the Extended Market Index Series paid $4,669, $0, and $0, respectively, in brokerage commissions to Merrill Lynch. Also, the brokerage commissions paid to Merrill Lynch represented 7.39%, 0%, and 0%, respectively, of all commissions paid by the Trust and involved less than 1% of the Trust’s dollar amount of transactions involving payment of commissions during the year.

The Extended Market Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Extended Market Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Extended Market Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Extended Market Portfolio will not deal with affiliated persons, including The PNC Financial Services Group, Inc. (PNC) and its affiliates, in connection with such transactions. However, an affiliated person of the Extended Market Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Extended Market Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC, or any affiliated person/as defined in the 1940 Act/thereof is a member or in a private placement in which any such entity serves as placement agent except pursuant to procedures adopted by the Board of Directors that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Because of the affiliation of BlackRock with the Manager, the Extended Market Portfolio is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. Without such an exemptive order, the Extended Market Portfolio would be prohibited from engaging in portfolio transactions with BlackRock or any of its affiliates acting as principal.

The Extended Market Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Extended Market Portfolio also has retained an affiliated entity of BlackRock as the securities lending agent (the lending agent) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2010, 2009, and 2008, respectively, the lending agent received $34,549, $40,693, and $122,735, respectively, in securities lending agent fees from the Extended Market Portfolio. In connection with securities lending activities, the lending agent may, on behalf of the Extended Market Portfolio, invest cash collateral received by the Extended Market Portfolio for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by BlackRock or its affiliates, or in a private investment company managed by the lending agent. If the Extended Market Portfolio acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Extended Market Portfolio’s expenses, and indirectly, the expense of such other entities. However, in accordance with the exemptive order, the manager to the private investment company will not charge any advisory fees with respect to shares purchased by the Extended Market Portfolio. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by BlackRock’s waiver of a portion of its advisory fee.

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Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Extended Market Portfolio in any of its portfolio transactions executed on any securities exchange of which it is a member, appropriate consents have been obtained from the Extended Market Portfolio and annual statements as to aggregate compensation will be provided to the Extended Market Portfolio.

The Trustees of the Extended Market Portfolio have considered the possibility of seeking to recapture for the benefit of the Extended Market Portfolio brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Extended Market Portfolio to BlackRock. After considering all factors deemed relevant, the Trustees of the Extended Market Portfolio made a determination not to seek such recapture. The Trustees of the Extended Market Portfolio will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, clients) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Extended Market Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover Rates

While the Extended Market Portfolio generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to any holding period if, in management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Extended Market Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Extended Market Portfolio.

For the last two fiscal years ended December 31, the Funds’ portfolio turnover rates were as follows:

 Fund

 2010

 2009

 Extended Market Index Fund*

 15%

 20%

*Represents the portfolio turnover rate of the Extended Market Portfolio.

Total Return Strategy Fund

The Manager or the applicable Subadviser, subject to the general control of the Trust’s Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust’s Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadviser are reasonable and fair. The Trust’s Board of Trustees has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the applicable Subadviser) is a member and to retain

39

compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust’s Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.

In return for such services, the Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See Investment Adviser.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadviser may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

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The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended December 31, 2010, the Total Return Strategy Fund purchased securities of  the following regular broker- dealers (the ten largest broker-dealers through whom the Total Return Strategy Fund purchased securities) or the parents of the regular broker-dealers.

 Regular Broker-Dealer

 Value of Securities

 Goldman Sachs Group, Inc.

 $135,000

 Morgan Stanley Smith Barney, LLC

 $169,000

During the last three fiscal years ended December 31, the Fund paid the following in brokerage fees.

 Fund

 2010

 2009

 2008

 Total Return Strategy Fund

 $223,486,

 $220,991

 $353,696

During the last three fiscal years ended December 31, the Fund paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

Portfolio Turnover Rates

The rate of portfolio turnover of the Total Return Strategy Fund will not be a limiting factor when the Manager deems changes in the Fund’s portfolio appropriate in view of its investment objective. The Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. The Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

For the last two fiscal years ended December 31, the Funds’ portfolio turnover rates were as follows:

 Fund

 2010

 2009

 2008

 Total Return Strategy Fund

 $223,486,

 $220,991

 $353,696

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-eight such portfolios have been established, four of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are classified as diversified, except the Nasdaq-100 Index Fund and Total Return Strategy Fund, which are classified as nondiversified. The Trust began offering shares of the Funds in August 2006. The S&P 500 Index, Extended Market Index, and Nasdaq-100 Index Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation, which began offering shares of the S&P 500 Index Fund on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The S&P 500 Index Fund offers two classes of shares, one identified as the Member Class and one identified as the Reward Class. The Reward Class was established on February 20, 2002, and commenced public offering of its shares on May 1, 2002. The Extended Market Index and Nasdaq-100 Index Funds were established on July 19, 2000, and commenced public offering of their shares on October 30, 2000, and were reorganized into the Trust in August 2006. The Total Return Strategy Fund formerly was a series of USAA Investment Trust, a Massachusetts business trust, which began offering shares of the Total Return Strategy Fund on January 24, 2005, and was reorganized into the Trust in August 2006.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class of shares of a Fund. Any general expenses of the

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Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.

Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board and generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class of shares: (a) has a different designation; (b) bears its “Class Expenses”; (c) has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) may have separate exchange privileges; and (f) may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s  receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the affirmative vote of a majority of the outstanding Trust shares; and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Except as permitted by the SEC, whenever the Extended Market Index Fund is requested to vote on matters pertaining to the Extended Market Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. The shareholders who do not vote will have their votes cast by the Trustees or officers of the Trust in the same proportion as the Fund’s shareholders who do, in fact, vote.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

TAX CONSIDERATIONS

Taxation of the Funds

Each Fund intends to continue to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

To continue to qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, and other income (including gains from options and futures) derived with respect to

42

its business of investing in such stock, securities, or currencies (the 90% test); (2) distribute annually to its shareholders 90% of its net investment company taxable income, net short-term capital gains (the excess of short-term capital gains over short-term losses), net gains from certain foreign currency transactions for the taxable year, and net tax-exempt interest (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute by the end of a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that calendar year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures contracts a Fund derives with respect to its business of investing in securities will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and in “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes, without in either case increasing the cash available to it.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options and futures contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant. Fund dividends attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” earned by individuals (as described in each Fund’s prospectus).

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if the Fund pays the dividend during the following January.

The Extended Market Portfolio is not subject to federal income taxation. Instead, the Extended Market Index Fund and other investors investing in the Extended Market Portfolio must take into account, in computing their federal income tax liability, their share of the Extended Market Portfolio’s income, gain, loss, deduction, credit and tax preference items, without regard to whether they have received any cash distributions from the Extended Market Portfolio.

Distributions the Extended Market Index Fund receives from the Extended Market Portfolio generally will not result in the Fund’s recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash it receives exceeds its basis in its interest in the Extended Market Portfolio prior to the distribution; (2) income or gain may be recognized if the distribution is made in liquidation of the Fund’s entire interest in the Extended Market Portfolio and includes a disproportionate

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share of any unrealized receivables held by the Extended Market Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund’s entire interest in the Extended Market Portfolio and consists solely of cash and/or unrealized receivables. The Extended Market Index Fund’s basis in its interest in the Extended Market Portfolio generally will equal the amount of cash and the basis of any property that the Fund invests in the Extended Market Portfolio, increased by the Fund’s share of income from the Extended Market Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Extended Market Portfolio.

Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% maximum federal income tax rate mentioned in each Fund’s prospectus. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares. Additionally, any account maintenance fee deducted from a shareholder’s account will be treated as taxable income even though not received by the shareholder.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on “qualified dividend income” received by individuals (enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), (through December 2012) such “in lieu” payments, when distributed to the Fund’s shareholders, will not be treated as “qualified dividend income” and instead will be taxed at the shareholders’ marginal federal income tax rates.

Legislation passed by Congress in 2008 requires each Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares each Fund will permit Fund shareholders to choose from among several IRS-accepted cost basis methods, including electing average cost.  In the absence of any choice, each Fund will use a default cost basis method that has not yet been determined. The cost basis method identified by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board of Trustees periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including subadvisers, IMCO, and its affiliates.

Board Leadership Structure

The Board of Trustees is comprised of a super-majority (over 80%) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Non-Interested Trustees”). In addition, the Chairman of the Board of Trustees is a Non-Interested Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by a Non-Interested Trustee as Chairman

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to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Non-Interested  Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that Mr. Claus, as President of USAA’s Financial Advice and Solutions Group, provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

IMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Non-Interested Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for IMCO management and, ultimately, the Funds’ shareholders.

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Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

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Non-Interested Trustees

 Name, Address*

 and Date of Birth

 Position(s) Held with Funds

 Term of Office** and Length of  Time Served

 Principal Occupation(s) During the Past Five Years, Other Directorships Held, and Experience

 Number of USAA Funds Overseen by Trustee/Officer

 Barbara B. Dreeben (June 1945)

 Trustee

 January 1994

President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben brings to the board particular experience with community and organizational development as well as over 17 years’ experience as a board member of the USAA family of funds.

 One registered investment company consisting of 48 funds

 Robert  L. Mason, Ph.D. (July 1946)

 Trustee

 January 1997

Institute Analyst, Southwest Research Institute (3/02-present); which focuses in the fields of technological research. Dr. Mason brings to the board particular experience with information technology matters, statistical analysis, and human resources as well as over 14 years’ experience as a board member of the USAA family of funds.

 One registered investment company consisting of 48 funds

 Barbara B. Ostdiek Ph.D. (March 1964)

 Trustee

 January 2008

Jesse H. Jones Graduate School of  Business, Associate Professor of Finance, Rice University (7/01-present) and Academic Director, El Paso Corporation Finance Center (7/02-present). Dr. Ostdiek brings to the board particular experience with financial investment management, education, and research as well as over three years’ experience as a board member of the USAA family of funds.

 One registered investment company consisting of 48 funds

 Michael F. Reimherr (August 1945)

 Trustee

 January 2000

President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the board particular experience with organizational development, budgeting, finance, and capital markets as well as over

 One registered investment company consisting of 48 funds

47

11 years’ experience as a board member of the USAA family of funds.

 Richard A. Zucker (July 1943)

 Trustee and Chairman

 January 1992 and Chair since February 2005

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker brings to the board particular experience with budgeting, finance, ethics, operations management as well as over 19 years’ experience as a board member of the USAA family of funds.

 One registered investment company consisting of 48 funds

*The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

**The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Interested Trustee

 Name, Address*

 and Date of Birth

 Position(s) with Funds

 Term of Office and Length of Time Served

 Principal Occupation(s)  Held During the Past Five Years, Other Directorships Held, and Experience

 Number of USAA Funds Overseen by Trustee/Officer

 Christopher W. Claus (December 1960)

 Trustee, President,

 and Vice Chairman

 February 2001

Chair of the Board of Directors (IMCO) (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2-07); Chair of the Board of Directors, of USAA Financial Advisors, Inc. (FAI) (1/07-present); President FAI (12/07-10/09); President Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09).  Mr. Claus serves as Chair of the Board of Directors of USAA Investment Corporation, USAA Shareholder Account Services (SAS) and USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life). Mr. Claus’s 17 years with IMCO and his position as principal executive officer of the USAA mutual funds give him intimate experience with the day-to-day management and operations of the USAA mutual funds.

 One registered investment company consisting of 48 funds

48

Interested Officers

 Name, Address*

 and Date of Birth

 Position(s) with Funds

 Term of Office and Length of Time Served

 Principal Occupation(s)  Held During the Past Five Years

 Number of USAA Funds Overseen by Trustee/Officer

 Daniel S. McNamara (June 1966)

 Vice President

 December 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09).

 One registered investment company consisting of 48 funds

 R. Matthew Freund

 (July 1963)

 Vice President

 April 2010

 Senior Vice President, Investment Portfolio Management, IMCO (02/10-present); Vice President, Fixed Income Investments, IMCO (2/10-present). Mr. Freund also serves as a director of SAS.

 One registered investment company consisting of 48 funds

 John P. Toohey (March 1968)

 Vice President

 June 2009

 Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments, (12/03-1/09); Vice President, AIG Investments (12/00-11/03).

 One registered investment company consisting of 48 funds

 Christopher P. Laia

 (January 1960)

 Secretary

 April 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the officer positions of Vice President and Secretary, IMCO and SAS, and Vice President and Secretary of FAI and FPS.

 One registered investment company consisting of 48 funds

 James G. Whetzel (February 1978)

 Assistant Secretary

 April 2010

 Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

 One registered investment company consisting of 48 funds

 Roberto Galindo, Jr. (November 1960)

 Treasurer

 February 2008

 Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

 One registered investment company consisting of 48 funds

 William A. Smith

 (June 1948)

 Assistant Treasurer

 February 2009

Vice President, Senior Financial Officer and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09- present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps, (8/06-1/07).

 One registered investment company consisting of 48 funds

 Jeffrey D. Hill (December 1967)

 Chief Compliance Officer

 September 2004

 Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

 One registered investment company consisting of 48 funds

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

49

Committees of the Board of Trustees

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds’ most recent full fiscal year ended December 31, 2010, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committees’ meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds’ most recent full fiscal year ended December 31, 2010, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors’ reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds’ most recent full fiscal year ended December 31, 2010, the Audit Committee held meetings four times.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds’ most recent full fiscal year ended December 31, 2010, the Pricing and Investment Committee held meetings five times.

Corporate Governance Committee: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds’ most recent full fiscal year ended December 31, 2010, the Corporate Governance Committee held meetings nine times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Mark S. Howard, Director, Senior Vice President, and Assistant Secretary. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Trust Funds listed in this SAI and in all the USAA family of funds overseen by the Trustees as of the calendar year ended December 31, 2010.

 USAA Family

 S&P 500

 Extended Market

 Nasdaq-100

 Total Return

 of Funds

 Index Fund

 Index Fund

 Index Fund

 Strategy Fund

 Total

 Interested Trustee

 Christopher W. Claus

 Over $100,000

 $50,001 - $100,000

 None

 $50,001 - $100,000

 Over $100,000

 Non-Interested Trustees

 Barbara B. Dreeben

 None

 None

 None

 None

 Over $100,000

 Robert L. Mason, Ph.D.

 None

 None

 None

 $1 - $10,000

 Over $100,000

 Barbara B. Ostdiek, Ph.D.

 None

 None

 None

 None

 $10,001 - $50,000

 Michael F. Reimherr

 $10,001 - $50,000

 None

 None

 None

 $10,001 - $50,000

 Richard A. Zucker

 $50,001 - $100,000

 None

 None

 None

 Over $100,000

50

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2010.

 Name

 Aggregate

 Total Compensation

 of

 Compensation from

 from the USAA

 Trustee

 Funds Listed in this SAI

 Family of Funds (b)

 Interested Trustee

 Christopher W. Claus

 None (a)

 None (a)

 Non Interested Trustees

 Barbara B. Dreeben

 $  8,121

 $  94,200

 Robert L. Mason. Ph.D

 $  8,121

 $  94,200

 Barbara B. Ostdiek, Ph.D

 $  7,604

 $  88,200

 Michael F. Reimherr

 $  7,604

 $  88,200

 Richard A. Zucker

 $  8,639

 $100,200

(a)Christopher W. Claus is affiliated with the Trust’s investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.

(b)At December 31, 2010, the Fund Complex consisted of one registered investment company offering 48 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of the Funds’ expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of March 31, 2011, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The Trust knows of no persons who, as of March 31, 2011, held of record or owned beneficially 5% or more of the voting stock of the shares of the S&P 500 Index Fund, the Extended Market Index Fund, the Nasdaq-100 Index Fund, or the Total Return Strategy Fund.

DIRECTORS AND OFFICERS OF THE EXTENDED MARKET PORTFOLIO

The Directors of the Master LLC consist of thirteen individuals, eleven of whom are not “interested persons” of the Master LLC as defined in the Investment Company Act (the “non-interested Directors”). The same individuals serve on the Board of Directors of the Master LLC. The Directors are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee, and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Directors meet regularly outside the presence of Fund management, in executive session or with other service providers to the Master LLC. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage the Series on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of the Extended Market Portfolio and associated risk in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Master LLC’s charter, and the Extended Market Portfolio’s investment objective and strategy. The Board reviews, on an ongoing basis, the Extended Market Portfolio’s performances, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of the Extended Market Portfolio.

Day-to-day risk management with respect to the Extended Market Portfolio is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Extended Market Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Extended Market Portfolio. Risk oversight forms part of the Board’s general

51

oversight of the Extended Market Portfolio and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Extended Market Portfolio, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Series and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Extended Market Portfolio s’ activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Extended Market Portfolios’ compliance program and reports to the Board regarding compliance matters for the Extended Market Portfolio and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination, and compensation of the Master LLC’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Master LLC; (3) review the conduct and results of each independent audit of the Master LLC’s financial statements; (4) review any issues raised by the independent auditors or the Extended Market Portfolio management regarding the accounting or financial reporting policies and practices of the Master LLC and the internal controls of the Master LLC and certain service providers; (5) oversee the performance of (a) the Master LLC’s internal audit function provided by its investment adviser and (b) the independent auditors; (6) discuss with Series management its policies regarding risk assessment and risk management and (7) resolve any disagreements between Series management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2010, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina S. Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Directors of the Master LLC and recommend Independent Director nominees for election by interestholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and Committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by the Master LLC’s interestholders as it deems appropriate. The Master LLC’s interestholders who wish to recommend a nominee should send nominations to the Secretary of the Master LLC that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted awritten charter for the Governance Committee. During the fiscal year ended December 31, 2010, the Governance Committee met four times.

The members of the Compliance Committee are Joseph P. Platt (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Master LLC, the fund-related activities of BlackRock and the Master LLC’s third party service providers. The Compliance Committee’s responsibilitiesinclude, without limitation, to (1) oversee the compliance policies and procedures of the Master LLC and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Master LLC’s compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Master LLC’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2010, the Compliance Committee met eight times.

The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O.Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Directors. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Series’ investment performance relative to its agreed-upon performance objectives and to assist the Independent Directors in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Series’ investment objectives, policies and practices and the Series’ investment performance; (2) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (3) review personnel and resources devoted to management of the Series and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (4) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, Series mergers or liquidations; (5) request and review information on the nature, extent and quality of services provided to the interestholders; and (6) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2010, the Performance Oversight Committee met four times.

52

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the “Product Pricing Committee”) comprised of nine members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. Two independent board members representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the fiscal year ended December 31, 2010, the Product Pricing Committee met ten times.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Directors, and Richard S. Davis, who serves as an interested Director. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. The Executive Committee was constituted December 3, 2008, and during the fiscal year ended December 31, 2010, the Executive Committee did not hold a formal meeting.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent

Director candidates (the “Statement of Policy”). The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Master LLC and protecting the interests of interestholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Series’ investment adviser, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors.

Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Master LLC and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or nonprofit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. The table below discusses some of the experiences, qualifications and skills of each of the Directors that support the conclusion that each Director should serve (or continue to serve) on the Board.

Directors Experience, Qualifications and Skills

Independent Directors

 David O. Beim

David O. Beim has served for approximately 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.

 Ronald W. Forbes

Ronald W. Forbes has served for more than 30 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. This length of service provided Mr. Forbes with direct knowledge of the operation of the Master LLC and the business and regulatory issues facing the Master LLC. He currently serves as professor emeritus at the School of Business at the State University of New York at Albany, and has served as a professor of finance thereof since 1989. Mr. Forbes’ experience as a professor of finance provides valuable background for his service on the Board. Mr. Forbes has also served as a member of the task force on municipal securities markets for Twentieth Century Fund.

53

 Dr. Matina S. Horner

Dr. Matina S. Horner has served for approximately six years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from her service as executive vice president of Teachers Insurance and Annuity Association and College Retirement Equities Fund. This experience provides Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and nonprofit boards.

 Rodney D. Johnson

Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Investment Officer of Temple University for two years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

 Herbert I. London

Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, a world renowned think tank in Washington D.C., since 1997 and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Board. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

 Cynthia A. Montgomery

Cynthia A. Montgomery has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

 Joseph P. Platt

Joseph P. Platt has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of private, public, and non-profit companies.

 Robert C. Robb, Jr.

Robert C. Robb, Jr. has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.

 Toby Rosenblatt

Toby Rosenblatt has served for approximately 19 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.

 Kenneth L. Urish

Kenneth L. Urish has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been

54

determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.

 Frederick W. Winter

Frederick W. Winter has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof since 1997. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

 Interested Directors

 Richard S. Davis

Richard S. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company benefits the Master LLC and the Series by providing them with additional business leadership and experience, while adding the benefit of his diverse knowledge concerning investment management firms. In addition Mr. Davis’s experience as the Chairman of State Street Research Mutual Funds and SSR Realty provides the Master LLC and the Series with a wealth of practical business knowledge and leadership. Mr. Davis’s previous service on and long-standing relationship with the Board also provide him with a specific understanding of the Master LLC and the Series, their operations, and the business and regulatory issues facing the Master LLC and the Series.

 Henry Gabbay

Henry Gabbay’s many years of experience in finance provide the Board with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Master LLC and the Series with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the BlackRock Fund Complex provide the Board with direct knowledge of the operations of the Master LLC and the Series and their investment advisers. Mr. Gabbay’s previous service on and long-standing relationship with the Board also provides him with a specific understanding of the Master LLC and the Series, their operations, and the business and regulatory issues facing the Master LLC and the Series.

Biographical Information. Certain biographical and other information relating to the Directors are set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised funds and any public directorships.

 Name, Address, and Year of Birth

 Postion(s) Held  With the  Master LLC

 Length of  Time Served2

 Principal Occupation(s) During the Past 5 Years

 Number of  BlackRock-Advised  Funds and  Portfolios  Overseen

 Public Directorships

 Non-Interested Directors1

 David O. Beim3

 Director

 2007 to

 Professor of Finance and

 36 registered investment

 None

 55 East 52nd Street

 present

 Economics at the Columbia

 companies consisting of

 New York, NY 10055

 University Graduate School

 95 Portfolios

 1940

 of Business since 1991; Trustee,

 Phillips Exeter Academy since 2002;

 Chairman, Wave Hill Inc.

 (public garden and cultural center)

 from 1990 to 2006.

55

 Ronald W. Forbes4

 Director

 2007 to

 Professor Emeritus of Finance,

 36 registered investment

 None

 55 East 52nd Street

 Present

 School of Business, State

 companies consisting of

 New York, NY 10055

 University of New York at

 95 portfolios

 1940

 Albany since 2000.

 Dr. Matina Horner5

 Director

 2007 to

 Executive Vice President

 36 registered investment

 NSTAR

 55 East 52nd Street

 Present

 of Teachers Insurance Annuity

 companies consisting

 (electric and

 New York, NY 10055

 Association and College

 of 95 portfolios

 gas utility)

 1939

 Retirement Equities Fund from

 1989 to 2003.

 Rodney D. Johnson4

 Director

 2007 to

 President, Fairmount Capital

 36 registered investment

 None

 55 East 52nd Street

 Present

 Advisors, Inc. since 1987; Director,

 companies consisting

 New York, NY 10055

 Fox Chase Cancer Center since

 of 95 portfolios

 1941

 2002; Member of the Archdiocesan

 Investment Committee of the Archdiocese

 of Philadelphia since 2003; Director,

 The Committee of Seventy (civic)

 Since 2006.

 Herbert I. London

 Director

 2007 to

 Professor Emertius, New York

 36 registered investment

 AIMS

 55 East 52nd Street

 Present

 University since 2005; John M. Olin

 companies consisting

 Worldwide,

 New York, NY 10055

 Professor of Humanities, New York

 of 95 portfolios

 Inc.

 1939

 University from 1993 to 2005 and

 (marketing)

 Professor thereof from 1980 to 2005;

 President, Hudson Institute (policy

 Research organization) since 1997

 And Trustee thereof since 1980;

  Chairman of the Board of Trustees

  for Grantham University since 2006;

 Director, InnoCentive, Inc. (strategic

 Solutions company) since 2005; Director,

  Cerego, LLC (software development

  and design) since 2005. Director,

 Cybersettle (dispute resolution

 Technology) since 2009.

 Cynthia A. Montgomery

  Director

 2007 to

 Professor, Harvard Business School

 36 registered investment

 Newell

 55 East 52nd Street

 present

 since 1989; Director, Harvard

 companies consisting

 Rubbermaid,

 New York, NY 10055

 Business School Publishing since

 of 95 portfolios

 Inc.

 1952

 2005to 2010; Director, McLean Hospital

 (manufactur-

 since 2005.

 ing)

 Joseph P. Platt, Jr.6

 Director

 2007 to

 Director, The West Penn Allegheny

 36 registered investment

 Green-

 55 East 52nd Street

 present

 Health System (a not-for-profit health

 companies consisting

 light Capital

 New York, NY 10055

 system) since 2008; Director, Jones

 of 95 portfolios

 Re, Ltd.

 1947

 and Brown (Canadian insurance broker)

 (reinsurance

 Partners, LP (private investment) since

 company)

 1998; Partner, Amarna Corporation

 LLC (private investment company)

 from 2002 to 2008. Director WQED

 Multi-Media (public broadcasting

 Not-for-profit) since 2001.

56

 Robert C. Robb, Jr.

 Director

 2007 to

 Partner, Lewis, Eckert, Robb and

 36 registered investment

 None

 55 East 52nd Street

 present

 Company (management and

 companies consisting of

 New York, NY 10055

 and financial consulting firm)

 95 portfolios

 1945

 since 1981.

 Toby Rosenblatt7

 Director

 2007 to

 President, Founders Investments

 36 registered investment

 A.P. Pharma,

 55 East 52nd Street

 present

 Ltd. (private investments) since 1999;

  companies consisting

 Inc. (specialty

 New York, NY 10055

 Director, Forward Management,

   of 95 portfolios

  pharmaceuti-

 1938

 LLC since 2007; Director; College

 cal)

 Access Foundation of California

 (philanthropic foundation) since

 2009; Director, The James

 Irvine Foundation (philanthropic

 foundation) since 1998 to 2008.

 Kenneth L. Urish8

 Director

 2007 to

 Managing Partner, Urish Popeck &

 36 registered investment

 None

 55 East 52nd Street

 present

 Co., LLC (certified public accountants

 companies consisting of

 New York, NY 10055

 and consultants) since 1976; Member

 95 portfolios

 1951

 of External Advisory Board, The Pennsylvania

 State University Accounting Department since

 2001; Trustee, The Holy Family Foundation

 since 2001 to 2010;Chairman Elect of the

 Professional Ethics Committee of the Pennsylvania

 Institute of Certified Public Accountants

 and Committee Member thereof since 2007;

 President and Trustee, Pittsburgh Catholic

 Publishing Associates from 2003 to 2008;

 Director, Inter-Tel from 2006 to 2007.

 Frederick W. Winter

 Director

 2007 to

 Professor and Dean Emeritus of the

 36 registered investment

 None

 55 East 52nd Street

 present

 Joseph M. Katz School of Business,

 companies consisting of

 New York, NY 10055

 University of Pittsburgh since 2005;

 95 portfolios

 1945

 and Dean thereof from 1997 to 2005;

 Director, Alkon Corporation (pneumatics)

 since 1992; Formerly Director, Indotronix

 International (IT service) from 2004 to 2008;

 Director, Tippman Sports (recreation)

 since 2005.

Interested Directors:

 Position(s)

 Term of

 Number of

 Held

 Office(b) and

 BlackRock-Advised

 Name, Address(a),

 With the

 Length of

 Principal Occupation(s)

 Funds and

 Public

 and Year of Birth

 Master LLC

 Time Served

 During the Past 5 Years

 Portfolios Overseen

 Directorships

 Richard S. Davis

 Director

 2007 to

 Managing Director, BlackRock,

 168 registered investment

 None

 55 East 52nd Street

 Present

 Inc. since 2005; Chief

 companies consisting of

 New York, NY 10055

 Executive Officer, State Street

 288 portfolios

 1945

 & Research Management Company

 from 2000 to 2005; Chairman

 of the Board of Trustees, State Street

 Research Mutual Funds from 2000 to 2005.

57

 Henry Gabbay

 Director

 2007 to

 Consultant, BlackRock, Inc.

 168 registered investment

 None

 55 East 52nd Street

 Present

 from 2007 to 2008; Managing

 companies consisting of

 New York, NY 10055

 Director, BlackRock Inc. from

 288 portfolios

 1947

 1989 to 2007; Chief Administrative

 Officer, BlackRock Advisors, LLC

 from 1998 to 2007; President of

 BlackRock Funds and BlackRock

 Bond Allocation Target Shares

 from 2005 to 2007 and Treasurer of certain

 closed-end funds in the BlackRock fund

 complex from 1989 to 2006.

1  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one year extensions in the terms of Directors who turn 72 prior to December 31, 2013.

2  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Master LLC’s Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

3  Chairman of the Performance Oversight Committee.

4 Co-Chair of the Board of Directors.

5  Chair of the Governance Committee.

6  Chair of the Compliance Committee.

7  Vice-Chair of the Performance Oversight Committee.

8  Chair of the Audit Committee.

9  Mr. Davis is an “interested person,” as defined in the Investment Company Act, of the Master LLC based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Finanical Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Master LLC is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolio overseen in the BlackRock-adivsed funds overseen an any public directorships:

 Position(s)

 Term of

 Number of

 Held

 Office(b) and

 BlackRock-Advised

 Name, Address(a),

 With the

 Length of

 Principal Occupation(s)

 Funds and

 Public

 and Year of Birth

 Master LLC

 Time Served

 During the Past 5 Years

 Portfolios Overseen

 Directorships

 John M. Perlowski

 President

 2010 to

 Managing Director of BlackRock,

 170 registered investment

 None

 55 East 52nd Street

 and Chief

 Present

 Inc. since 2009; Global

 companies consisting of

 New York, NY 10055

 Executive

 Head of BlackRock Fund

 298 portfolios

 1964

 Officer

 Administration since 2009; Managing

 Director and Chief Operating Officer

 of the Global Product Group at Goldman

 Sachs Asset Management, L.P. from 2003

 to 2009; Treasurer of Goldman Sachs Mutual

 Funds from 2003 to 2009 and Senior Vice President

 thereof from 2007 to 2009; Director of Goldman

 Offshore Funds from 2002 to 2009.

 Director, Family Resource Network

 (charitable foundation) since 2009.

58

 Brendan Kyne

 Vice

 2009 to

 Managing Director of BlackRock,

 168 registered investment

 None

 55 East 52 Street

 President

 present

 Inc. since 2010; Director of

 companies consisting of

 New York, NY 10055

 BlackRock, Inc from 2008 to 2009;

 288 portfolios

 1977

 Head of Product Development of

 BlackRock, Inc  since 2009 and Co-

 Head thereof from 2007 to 2009;

 Vice President of Blackrock,

 Inc. from 2005 to 2008.

 Brian Schmidt

 Vice

 2009 to

 Managing Director of BlackRock,

 70 registered investment

 None

 55 East 52 Street

 President

 present

 Inc. since 2004; Various positions

 companies consisting of

 New York, NY 10055

 with U. S. Trust Company from

 192 portfolios

 1958

 1991 to 2003including Director from 2001

 to 2003 and Senior Vice President from

 1998 to 2003; Vice President, Chief

 Financial Officer and Treasurer of

 Excelsior Funds, Inc., Excelsior Tax-

 Exempt Funds, Inc. and Excelsior Funds

 Trust from 2001 to 2003.

 Neal J. Andrews

 Chief Financial

 2007 to

 Managing Director of BlackRock

 168 registered investment

      None

 55 East 52nd Street

 Officer

 Present

 Inc. since 2006; Senior Vice

 companies consisting of

 New York, NY 10055

 President and Line of Business

 288 portfolios

 1966

 Head, Fund Accounting and

 Administration at PNC Global

 Investment Servicing (U.S.) Inc.

 from 1992 to 2006.

 Jay M. Fife

 Treasurer

 2007 to

 Managing Director of BlackRock,

 168 registered investment

      None

 55 East 52nd Street

 Present

 Inc. since 2007 and Director in

 companies consisting of

 New York, NY 10055

 2006; Assistant Treasurer of the

 288 portfolios

 1970

 Merrill Lynch Investment Managers,

 L.P.(MLIM) and Fund Asset

 Management, L.P. funds from

 2005 to 2006; Director of MLIM

 Fund Services Group from 2001 to 2006.

 Brian P. Kindelan

 Chief

 2007 to

 Chief Compliance Officer of the

 168 registered investment

      None

 55 East 52nd Street

 Compliance

 Present

 BlackRock-advised funds since 2007;

 companies consisting of

 New York, NY 10055

 Officer

 Managing Director and Senior

 288 portfolios

 1959

 Anti-Money

 Counsel of BlackRock since 2005.

 Laundering

 Officer

 Ira Shapiro

 Secretary

 2010 to

 Managing Director of BlackRock,

 74 registered investment

      None

 55East 52nd Street

 Present

 Inc. since 2009; Director and

 companies consisting of

 New York, NY 10055

 Associate General Counsel of

 410 portfolios

 1963

 Barclays Global Investors

 from 2008 to 2009; Principal

 thereof from 2004 to 2008.

59

1  Officers of the Master LLC serve at the pleasure of the Board of Directors.

Share Ownership. Information relating to each Director’s share ownership in the Funds and in all BlackRock-advised funds that are overseen by the respective Director (Supervised Funds), as of December 31, 2010, is set forth in the chart below.

 Name

 Aggregate Dollar Range of Equity Securities  in the Master LLC

 Aggregate Dollar Range of Equity Securities in Supervised Funds

 Interested Directors:

 Richard S. Davis

 None

 Over $100,000

 Henry Gabbay

 None

 Over $100,000

 Non Interested Directors

 David O. Beim

 None

 Over $100,000

 Ronald W. Forbes

 None

 Over $100,000

 Dr. Martina Horner

 None

 Over $100,000

 Rodney D. Johnson

 None

 Over $100,000

 Herbert I. London

 None

 $50,001-$100,000

 Cynthia A. Montgomery

 None

 Over $100,000

 Joseph P. Platt, Jr.

 None

 Over $100,000

 Robert C. Robb, Jr.

 None

 Over $100,000

 Toby Rosenblatt

 None

 Over $100,000

 Kenneth L. Urish

 None

 Over $100,000

 Frederick W. Winter

 None

 Over $100,000

As of April 1, 2011, the Directors and officers of the Master LLC as a group owned an aggregate of less than 1% of the outstanding shares of the Master LLC. As of January 31, 2011, none of the non-interested Directors of the Master LLC or their immediate family members owned beneficially or of record any securities in affiliates of BlackRock.

Compensation of Directors. Each Director who is an Independent Director is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Master LLC, and a $5,000 Board meeting fee to be paid for each in person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Directors are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond, and the closed-end BlackRock Fund Complexes. For the year ended December 31, 2010, Messrs. Forbes and Johnson each received additional compensation of $40,000 (allocated among the non-money market funds in the Equity-Liqudity Complex) in recognition of their work on the Product Pricing Committee.

Mr. Gabbay is an interested Director of the Master LLC and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond, and the Closed-End BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Master LLC, and (ii) with respect to each of the two open end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Master LLC) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent board members serving on such boards. The Board of the Master LLC or of any other BlackRock- advised Fund may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

60

The following table sets for the compensation earned by the non-interested Directors from the Master LLC for the fiscal year ended December 31, 2010, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2010.

 Compensation

 Compensation from the

 from the Extended

 Master LLC and Other

 Name

 market Index Series

 BlackRock-Advised Funds1

 Independent Directors

 David O. Beim2

 $803

 $300,000

 Ronald W. Forbes3

 $1,117

 $360,000

 Dr. Matina Horner4

 $803

 $300,000

 Rodney D. Johnson3

 $1,177

 $360,000

 Herbert I. London

 $754

 $275,000

 Cynthia A. Montgomery

 $754

 $275,000

 Joseph P. Platt, Jr.5

 $803

 $300,000

 Robert C. Robb, Jr.

 $754

 $275,000

 Toby Rosenblatt6

 $803

 $300,000

 Kenneth L. Urish7

 $776

 $297,500

 Frederick W. Winter

 $754

 $297,500

 Interested Directors

 Richard S. Davis

   None

   None

 Henry Gabbay8

 $583

 $608,125

1   For the number of BlackRock-advised funds from which each non-interested Director receives compensation, see the Biographical Information chart.

2   Chair of the Performance Oversight Committee.

3   Co-Chair of the Board of Directors.

4   Chair of the Governance Committee.

5   Chair of the Compliance Committee.

6   Vice-Chair of the Performance Oversight Committee.

7   Chair of the Audit Committee.

8    Mr. Gabby began receiving compensation for his service as a Director effective January 1, 2009. Mr. Davis receives no compensation for his service as Director.

The Master LLC compensates Brian Kindelan for his services as its Chief Compliance Officer. The Master LLC may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. For the fiscal year ended December 31, 2010, Mr. Kindelan received approximately $112.

INVESTMENT ADVISER

As described in each Fund’s prospectus, USAA Investment Management Company (IMCO) is the manager and investment adviser, providing the services under a Management Agreement dated August 1, 2006, with respect to the S&P 500 Index Fund and the Extended Market Index Fund and an Advisory Agreement dated August 1, 2006, with respect to the Nasdaq-100 Index Fund and the Total Return Strategy Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to the services it provides under the Management and Advisory Agreements, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $94 billion, of which approximately $43 billion were in mutual fund portfolios.

Advisory and Management Agreements

With respect to the Extended Market Index Fund, under the Management Agreement, IMCO presently monitors the services provided by BlackRock to the Extended Market Portfolio. IMCO receives no fee for providing these monitoring services. In the event the Fund’s Board of Trustees determines it is in the best interests of the Fund’s shareholders to withdraw its investment in the Extended Market Portfolio, IMCO would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay IMCO an annual fee of 0.30% of the Fund’s ANA, accrued daily and paid monthly.

The Management Agreement with respect to the S&P 500 Index Fund and the Extended Market Index Fund and the Advisory Agreement with respect to the Nasdaq-100 Index Fund and the Total Return Strategy Fund will continue in effect from year to year for

61

the Funds as long as they are approved at least annually by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Funds) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Trust or IMCO on 60 days’ written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

With respect to the S&P 500 Index Fund, IMCO has agreed, through May 1, 2012, to limit the total expenses of the S&P 500 Index Fund’s Member Shares to 0.25% of the average net assets of the Member Shares, excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses, and the total expenses of the S&P 500 Index Fund’s Reward Shares to 0.15% of the average net assets of the Reward Shares, excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by IMCO at any time after May 1, 2012.

With respect to the Nasdaq-100 Index Fund, IMCO has agreed, through May 1, 2012, to limit the Fund’s total expenses to 0.78% of the average net assets, excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by IMCO at any time after May 1, 2012.

With respect to the Extended Market Index Fund, IMCO has agreed, through May 1, 2012, to limit the Fund’s total expenses to 0.50% of the average net assets, excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by IMCO at any time after May 1, 2012.

The table below sets forth information about the total management fee paid by the Extended Market Portfolio to BlackRock Advisors, LLC and to Fund Asset Management, L.P. (FAM) and the amounts waived by BlackRock Advisors, LLC and FAM for the periods indicated.

 Fiscal Year Ended

 December 31,

 Paid to BlackRock Advisors, LLC

 Waived by BlackRock  Advisors, LLC (if applicable)

 2010

 $32,722

 $8,592

 2009*

 $23,101

 $13,119

 2008

 $27,788

 $0

* Includes amounts waived due to Extended Market Portfolio’s investment in an affiliated money market fund.

BlackRock Advisors, LLC has also entered into a subadvisory agreement (the SubAdvisory Agreement) with BlackRock Investment Management, LLC (BIM) pursuant to which BlackRock Advisors, LLC pays BIM for services it provides a monthly fee at an annual rate equal to a percentage of the advisory fee paid to BlackRock Advisors, LLC. BIM is responsible for the day-to-day management of the Extended Market Portfolio’s portfolio.

For the last three fiscal years ended December 31, IMCO earned advisory fees as follows:

 Fund

 2010

 2009

 2008

 S&P 500 Index - Member Shares

 $1,854,938

 $1,549,433

 $1,931,616

 S&P 500 Index - Reward Shares

 --$  994,063

 $   757,343

 $   913,528

 Extended Market Index

 --

 --

 --

 Nasdaq-100 Index

 $  345,854

 $   245,320

 $   253,477

 Total Return Strategy

 $  868,319

 $   828,022

 $1,209,407

As a result of the Funds’ expenses exceeding the expense limitations, IMCO did not receive advisory fees to which it would have been entitled as follows:

 Fund

 2010

 2009

 2008

 S&P 500 Index - Member Shares

 $1,854,938

 $1,549,433

 $1,931,616

 S&P 500 Index - Reward Shares

 $994,063

 $   757,343

 $   913,528

62

 Nasdaq-100 Index

 $354,854

 $   245,320

 $   253,477

 Total Return Strategy

 --

 $   187,342

 $   574,930

The management fee of the Total Return Strategy Fund is based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of 0.65% of average net assets and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of a Fund relative to the Lipper Flexible Portfolio Funds Index.

Computing the Performance Adjustment. For any month, the base fee of the Total Return Strategy Fund will equal the Total Return Strategy Fund’s average net assets for that month multiplied by the annual base fee rate for the Total Return Strategy Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Total Return Strategy Fund’s average annual performance during the performance period compared to the average annual performance of the Total Return Strategy Fund’s relevant index over the same time period. A new month is added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Total Return Strategy Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

Over/Under Performance Relative to Index	Annual Adjustment Rate
(in basis points) 1	(in basis points as a percentage
of a Fund’s average net assets) 1
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6

1
Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%). Average net assets are calculated over a rolling 36-month period.

For example, assume that an equity fund with average net assets of $300 million has a base fee of 0.75 of 1% (75 basis points) of the fund’s average net assets. Also assume that the fund had average net assets during the performance period of $250 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

	Examples
	1	2	3	4	5	6
Fund Performance (a)	12.80%	15.02%	6.75%	-12.25%	-10.07%	-8.17%
Index Performance (a)	8.75%	18.29%	6.28%	-19.87%	-5.45%	-7.98%
Over/Under Performance (b)	405	-327	47	762	-462	-19
Annual Adjustment Rate (b)	5	-4	0	6	-5	0
Monthly Adjustment Rate (c)	0.00%	0.00%	n/a	0.00%	(.0041%) n/a
Base Fee for Month	$187,500	$187,500	$187,500	$187,500	$187,500	$187,500
Performance Adjustment	10,250	-8,250	0	12,250	-10,250	0
Monthly Fee	$197,750	$179,250	$187,500	$199,750	$177,250	$187,500

(a)  Average annual performance over a 36-month period
        (b)  In basis points
        (c)  Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

The Total Return Strategy Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Total Return Strategy Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund’s performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Total Return Strategy Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Total Return Strategy Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

63

Subadvisory Agreements

S&P 500 Index and Nasdaq-100 Index Funds.1 The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.1 trillion and assets under investment management of $643.6 billion.

Under the Subadvisory Agreement, NTI is responsible for the day-to-day management of the assets of the S&P 500 Index Fund and the Nasdaq-100 Index Fund pursuant to each Fund’s investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, NTI receives a fee from the Manager at an annual rate equal to 0.02% of the Fund’s average daily net assets on amounts up to $1.5 billion; 0.01% of daily net assets for the next $1.5 billion; and 0.005% of the Fund’s average daily net assets that exceed $3 billion. For its services with respect to the Nasdaq-100 Index Fund, NTI receives a fee from the Manager equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund’s average daily net assets on amounts up to $100 million; 0.04% of daily net assets for amounts over $100 million and up to $250 million; and 0.03% of daily net assets for amounts over $250 million. The Subadvisory Agreement is subject to the same approval of the Board of Trustees as the oversight and renewal of the Management Agreement. NTI has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index and the Nasdaq-100 Index®, including portfolio composition. Asset allocation, index and modeling strategies are employed by NTI for other investment companies and accounts advised or subadvised by NTI. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by NTI. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Total Return Strategy Fund. The Manager has entered into a Subadvisory Agreement dated August 1, 2010, with QS Investors, under which QS Investors provides day-to-day discretionary management of a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

QS Investors, located at 880 Third Avenue, New York, NY 10022, serves as a subadviser to the Fund. QS Investors is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management, and quantitative analysis. The Manager (not the Fund) pays QS Investors a fee in the annual amount of 0.60% of the portion of the Fund’s average daily net assets that QS Investors manages.

The Subadvisory Agreement with respect to QS Investors will remain in effect until July 31, 2012, and will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on at least 60 days’ written notice; by IMCO at any time; or by QS Investors on at least 90 days’ written notice. The Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

Codes of Ethics

The Funds, the Manager, BlackRock, and each Subadviser have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust’s Board of Trustees

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1
The Nasdaq-100®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by the Nasdaq-100 Index Fund (the “Product”). The Product is not sponsored, sold or promoted by the Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

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reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager, BlackRock, and each Subadviser regarding compliance with their respective codes of ethics.

Additionally, while the officers and employees of the Funds, the Manager, BlackRock, and each Subadviser may engage in personal securities transactions, such of these parties applicable Codes of Ethics contain certain restrictions and limiting procedures. These Codes of Ethics are designed to ensure that the shareholders’ interests come before those of the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Code of Ethics for IMCO and the Funds, and the codes of ethics for BlackRock and each subadviser have been filed with the SEC and are available for public review.

PORTFOLIO MANAGER DISCLOSURE

S&P 500 Index Fund and Nasdaq-100 Index Fund

Other Accounts Managed: The following tables set forth other accounts for which the Funds’ portfolio manager was primarily responsible for the day-to-day portfolio management as of December 31, 2010.

S&P 500 Index Fund*

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Brent Reeder	21	$13,329,106,210	36	$69,867,284,202	43	$20,851,236,998

Nasdaq-100 Index Fund*

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Brent Reeder	21	$16,308,103,580	36	$69,867,284,202	43	$20,851,236,998

* Assets are not included in these tables.

Material Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected.  NTI conducts periodic reviews of trades for consistency with these policies.

Compensation: As of December 31, 2010, with respect to the NTI’s index portfolio managers, compensation is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Company may be awarded from time to time. The annual incentive award is

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discretionary and is based on quantitative and qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Portfolio Ownership: As of December 31, 2010, the portfolio manager did not beneficially own any securities of either Fund that he managed.

Extended Market Index Fund

Other Accounts Managed: The following table sets forth information about funds and other accounts other than the Extended Market Portfolio for which the Extended Market Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Trust’s fiscal year end December 31, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Corallo	65 $46.7 Billion	163 $415.9 Billion	66 $154 Billion	0 $0	8 $5.7 billion	3 $1.5 Million
Christopher Bliss, CFA	65 $46.7 Billion	38 $27.4 Billion	5 $7.4 Billion	0 $0	2 $1.3 Billion	0 $0
Jennifer Hsui, CFA	65 $46.7 Billion	51 $285.4 Billion	39 $108.7 Billion	0 $0	4 $3 Billion	3 $5.2 Billion
Creighton Jue, CFA	65 $46.7 Billion	77 $114.5 Billion	27 $42.3 Billion	0 $0	2 $753 Million	0 $0

Potential Material Conflicts of Interest: BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’)  officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Ms. Jelilian and Mr. Corallo currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among

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client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview: BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio manager of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio manager are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Extended Market Index Fund include the Dow Jones U.S. Completion Total Stock Market Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1-, 3-, and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio manager. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Ms. Jelilian has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Ms. Jelilian has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Ms. Jelilian is eligible to participate in these plans.

Fund Ownership: As of fiscal year ended December 31, 2010, the portfolio managers of the Extended Market Portfolio did not beneficially own any securities of the Extended Market Index Fund.

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Total Return Strategy Fund

IMCO

The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended December 31, 2010.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Wasif Latif	11	0	0	3	0	0
	$$2,958.2 M (mil)	0	0	$635.7 M	0	0
John Toohey	11	0	0	3	0	0
	$2,958.2 M	0	0	$635.7 M	0	0
Anthony Era, Jr.	3	0	0	1	0	0
	$5,432 M	0	0	$82.7 M	0	0

Conflicts of Interest: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO’s Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Board of Trustees of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: IMCO’s compensation structure includes a base salary and an incentive component. Mr. Latif, Mr. Toohey, and Mr. Era are officers of IMCO and their base salaries are determined by the salary ranges for their official positions, which are influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation or if the portfolio manager is promoted. Mr. Latif, Mr. Toohey, and Mr. Era also are eligible to receive an incentive payment based on the pre-tax performance of the other USAA Funds they manage compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each USAA Fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund’s relative performance compared to the Fund’s comparative ranking against all funds within the appropriate Lipper Index as set forth in the Fund’s prospectus. Mr. Latif, Mr. Toohey, and Mr. Era will receive incentive payments under this plan only if the other USAA Funds he manages are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher a Fund’s relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

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In addition to salary and any applicable incentive payments, Mr. Latif, Mr. Toohey, and Mr. Era also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

Portfolio Ownership: As of fiscal period ended December 31, 2010, the portfolio managers did not beneficially own any securities of the Total Return Strategy Fund.

QS Investors

Other Accounts Managed: The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Russell Shtern	3	15	6	0	0	0
	$294,431,219	$5,741,293,018	$1,522,999,321	0	0	0
Robert Wang	5	31	10	0	1	1
	$502,643,299	$10,226,233,918	$2,091,891,731	0	$204,775,612	$184,293,282

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. QS Investors has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

Conflicts of Interest: Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by QS Investors, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of QS Investors may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of QS Investors. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by QS Investors to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of QS Investors in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. QS Investors attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where QS Investors has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. QS Investors will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, QS Investors has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific

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guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

QS Investors is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, QS Investors is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers, and employees (the Firm) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor’s advisory clients, including the Fund.  The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary – Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation – Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase.  Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank AG equity, equity linked vehicle, and restricted cash.  Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank AG, the performance of the Asset Management division, and the portfolio manager’s individual contribution.  In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors.  Top performing investment professionals earn a total compensation package that is highly competitive.  As variable compensation increases, the percentage awarded in long-term incentives also increases.  Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of Deutsche Bank AG policies and procedures.

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes a fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which a fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).  Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.
The quantitative analysis of a portfolio manager’s performance is given more weight in determining variable compensation than the qualitative portion.

Portfolio Ownership: As of December 31, 2010, the portfolio managers did not beneficially own any securities of the Total Return Strategy Fund.

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PROXY VOTING POLICIES AND PROCEDURES

The Trust’s Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of Trustees or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at usaa.com; and (ii) on the SEC’s Web site at http://www.sec.gov.

Proxy Voting Policies and Procedures for the Extended Market Portfolio

The Extended Market Portfolio’s Board of Trustees has adopted a Proxy Voting Policy which delegates to BlackRock authority to vote all proxies relating to the Extended Market Portfolio’s portfolio securities. BlackRock has adopted policies and procedures (Proxy Voting Procedures) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Extended Market Portfolio. Pursuant to these Proxy Voting Procedures, BlackRock’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Extended Market Portfolio and its shareholders, and to act in a manner that BlackRock believes is most likely to enhance the economic value of the securities held by the Extended Market Portfolio. The Proxy Voting Procedures are designed to ensure that BlackRock considers the interests of its clients, including the Extended Market Portfolio, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, BlackRock’s has formed a Proxy Voting Committee (the Committee). The Committee, a subcommittee of BlackRock’s Equity Investment Policy Oversight

Committee (EIPOC), is comprised of a senior member of BlackRock’s equity management group who is also a member of EIOPC, one or more other senior investment professionals appointed by EIOPC, portfolio managers and investment analysts appointed by EIOPC and any other personnel EIOPC deems appropriate. The Committee will also include two non-voting representatives from BlackRock’s

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Legal Department appointed by BlackRock’s General Counsel. The Committee’s membership shall be limited to full-time employees of BlackRock. No person with any investment banking, trading, retail brokerage, or research responsibilities for BlackRock’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with BlackRock might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Extended Market Portfolio, that has delegated proxy voting authority to BlackRock and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for BlackRock and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. BlackRock believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for BlackRock on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Extended Market Portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that BlackRock will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock’s clients, the Committee, in conjunction with the Extended Market Portfolio’s portfolio manager, may determine that the Extended Market Portfolio’s specific circumstances require that its proxies be voted differently.

To assist BlackRock in voting proxies, the Committee has retained RMG. RMG is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock by RMG include in-depth research, voting recommendations (although BlackRock is not obligated to follow such recommendations), vote execution, and recordkeeping. RMG will also assist the Extended Market Portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

BlackRock’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Trust investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Trust investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Trust portfolio.

From time to time, the Trust investment adviser may be required to vote proxies in respect of an issuer where an affiliate of BlackRock (each, an Affiliate), or a money management or other client of BlackRock (each, a Client) is involved. The Proxy Voting Procedures and BlackRock’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by EIOPC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIOPC. The EIOPC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by BlackRock’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of BlackRock’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter BlackRock’s normal voting guidelines or, on matters where BlackRock’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to BlackRock on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with BlackRock’s fiduciary duties.

In addition to the general principles outlined above, BlackRock has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and BlackRock may elect to vote

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differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Extended Market Portfolio’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

BlackRock has adopted specific voting guidelines with respect to the following proxy issues:

■  Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate Directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a Director of other companies or other factors, to the extent the Committee deems relevant.

■      Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

■      Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

■      Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

■      Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

■      Routine proposals related to requests regarding the formalities of corporate meetings.

■      Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

■      Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how the Extended Market Portfolio voted proxies relating to securities held in the Extended Market Portfolio’s portfolio of any series of the Trust during the most recent 12-month period ended June 30 is available without charge (1) at www.blackrock.ml.com and (2) on the Commission’s Web site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

■      Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

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■      Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

■      As disclosed in this SAI; and

■      As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed to disclose or misuse the information, a Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. A Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund’s custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity which does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), USAA Securities Counsel, or their designee(s) who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund’s Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO, or USAA Securities Counsel, or their designee(s) pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on usaa.com 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain  requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund’s Board, including the Non-Interested Trustees.

ADMINISTRATOR

Under an Administration and Servicing Agreement effective August 1, 2006, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.06% of the average daily net assets of the Fund; with respect to the Extended Market Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.38%, up to 0.10% of this fee shall be paid to BlackRock for subadministrative services; with respect to the Nasdaq-100 Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.35% of the average net assets of the Fund; and with respect to the Total Return Strategy Fund, the Trust has agreed to pay the manager a fee computed daily

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and paid monthly, at an annual rate equal to 0.15% of the average net assets of the Fund. We may also delegate one or more of our responsibilities to others at our expense.

Under an Investment Accounting Agreement between the Trust and The Northern Trust Company (Northern Trust), Northern Trust is obligated on a continuous basis to provide a variety of investment accounting.  Northern Trust also is responsible for calculating the NAV of the S&P 500 Index Fund and preparing and maintaining all related accounts and records. The Trust is not obligated to make any payments to Northern Trust for its services under the Agreement. Any fees to be charged by Northern Trust for these services will be paid by NTI.

For the last three fiscal years ended December 31, IMCO earned administrative and other services fees as follows:

Fund	2010	2009	2008
S&P 500 Index (Member Shares)	$ 1,112,963	$ 929,660	$1,158,970
S&P 500 Index (Reward Shares)	$ 596,438	$ 454,406	$ 548,117
Extended Market Index	$ 1,158,090	$ 853,444	$1,009,523
Nasdaq-100 Index	$605,244	$ 429,310	$ 443,584
Total Return Strategy	$216,913	$ 204,510	$ 298,516

As a result of the Funds’ expenses exceeding the expense limitations, IMCO did not receive administrative and other services fees to which it would have been entitled as follows:

Fund	2010	2009	2008
S&P 500 Index (Member Shares)	$151,983	$ 818,698	$ 680,305
S&P 500 Index (Reward Shares)	$488,709	$ 342,846	$ 190,695
Extended Market Index	$932,530	$ 853,444	$1,009,523
Nasdaq-100 Index	$52,494	$ 162,074	$ 122,382

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain compliance legal and tax services for the benefit of the Funds. The Trust’s Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the fiscal year ended December 31, 2008, the Funds reimbursed the Manager for these legal and tax services and for the fiscal years ended December 31, 2010 and 2009, the Funds reimbursed the Manager for these compliance and legal services, as follows:

	2010	2009	2008
S&P 500 Index	$ 93,243	$ 93,212	$41,941
Extended Market Index	$ 9,978	$ 8,981	$ 3,934
Nasdaq-100 Index	$ 5,674	$ 4,823	$ 1,855
Total Return Strategy	$ 4,745	$ 5,617	$ 2,942

GENERAL INFORMATION

Underwriter and Distributor

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds’ shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Extended Market Index and Nasdaq-100 Index Funds pay the Transfer Agent an annual fixed fee of $26 per account. The S&P 500 Index Fund pays the Transfer Agent an annual fixed fee of $20 per account, and the Total Return Strategy Fund pays the Transfer Agent an annual fixed fee of $23 per account. The fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Transfer Agent also is entitled to reimbursement from the Funds for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency

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Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials that are required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by the Transfer Agent to the servicing agent or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

Custodian and Accounting Agent

The Custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of reach Fund’s securities, and collecting interest on the Funds’ investments. State Street Bank and Trust Company, P. O. Box 1713, Boston, Massachusetts 02105, is the custodian and accounting agent for the Nasdaq-100 Index Fund and the Total Return Strategy Fund. The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian and accounting agent for the S&P 500 Index Fund. Northern Trust will comply with the affiliated self-custodian provisions of Rule 17f-2 under the 1940 Act. J.P. Morgan Chase Bank, 3 Chase MetroTech, Brooklyn, New York 11245 is the custodian for the Extended Market Index Fund and the Extended Market Portfolio. State Street Bank and Trust Company is the accounting agent for the Extended Market Index Fund. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions.

Counsel

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, will review certain legal matters for the Trust in connection with the shares offered by the prospectus. Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019 serves as counsel to the Extended Market Portfolio.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investor Services (Moody’s)

AaaObligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A    Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services (S&P)

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is VERY STRONG.

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A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still STRONG.

BB
BAn obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
 Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

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A.M. BEST CO. INC. (A.M. Best)

A.M. Best’s Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa   Assigned to issues, where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa	Assigned to issues, where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a        Assigned to issues, where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb  Assigned to issues, where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb
Assigned to issues, where the issuer has, in A.M. Best’s opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b
Assigned to issues, where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c
Assigned to issues, where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d	In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.

2. Short-Term Debt Ratings:

Moody’s Municipal

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2
Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess very strong capability to pay debt services is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P Corporate and Government

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability, which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
 Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition, which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3(middle),
R-3 (low)
Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

All three Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

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28083-0511

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Part B
Statement of Additional Information for the
Global Opportunities Fund
is included herein

[USAA EAGLE LOGO (R)]

USAA MUTUAL FUNDS TRUST	STATEMENT OF
ADDITIONAL INFORMATION
MAY 1, 2011

Global Opportunities Fund (UGOFX)

USAA MUTUAL FUNDS TRUST (the Trust) is  an open-end management investment company offering shares of forty-eight no-load mutual funds, one of which is described in this Statement of Additional Information (SAI): the Global Opportunities Fund (the Fund). The Fund is classified as nondiversified.

You may obtain a free copy of the prospectus dated May 1, 2011, for the Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, by calling toll free (800) 531-USAA (8722). You also may request a free copy be sent to you via e-mail. The prospectus provides the basic information you should know before investing in the Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Fund’s prospectus.

The financial statements of the Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended December 31, 2010, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or phone number.

Page
2	Valuation of Securities
3	Conditions of Purchase and Redemption
3	Additional Information Regarding Redemption of Shares
3	Investment Policies
17	Investment Restrictions
17	Portfolio Transactions and Brokerage Commissions
19	Fund History and Description of Shares
20	Tax Considerations
22	Trustees and Officers of the Trust
29	The Trust’s Manager
32	Portfolio Manager Disclosure
38	Portfolio Holdings Disclosure
39	General Information
39	Appendix A – Long-Term and Short-Term Debt Ratings

VALUATION OF SECURITIES

Shares of the Fund are offered only to eligible investors, as described in the prospectus, on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of the Fund is equal to the current net asset value (NAV) per share. The NAV per share of the Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

The Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of the Fund is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the price of certain foreign securities held by the Fund is determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of the Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of the Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund’s foreign securities, then the Manager, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge or other funds, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued based upon the last sale price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities

2

include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of the Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust, reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in the Fund’s prospectus describe the investment objective(s) and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective(s). The Fund’s objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in the investment objective of the Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information. Unless described as a principal investment policy in the Fund’s prospectus, these represent the non-principal investment policies of the Fund.

Temporary Defensive Policy

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper and other corporate debt obligations.

Section 4(2) Commercial Paper and Rule 144A Securities

The Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial

3

Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

The Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Municipal Lease Obligations

The Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity Determinations

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

4

With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument’s being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

Eurodollar and Yankee Obligations

A portion of the Fund’s assets may be invested in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Master Demand Notes

The Fund’s assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund’s assets in master demand notes only if the Fund’s Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Periodic Auction Reset Bonds

The Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

5

Synthetic Instruments

The Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option.

Put Bonds

The Fund’s assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Lending of Securities

The Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust’s Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from the Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets. The Fund may terminate a loan at any time.

Brady Bonds and Emerging Markets Debt

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund’s portfolio.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Fund will invest may be rated below investment grade as determined by Moody’s Investors Service (Moody’s) or Standard & Poor’s Ratings Services (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which

6

could affect their ability to make timely interest and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

Foreign Securities

The Fund may invest its assets in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Fund’s investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Forward Currency Contracts

The Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

The Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Equity Securities

The Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred

7

stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Global Tactical Asset Allocation Overlay (GTAA) Strategy

In an attempt to enhance the Fund’s return, the Fund also employs a GTAA strategy, which is a total return strategy designed to add value by benefiting from short-term and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund’s assets in hedge or other funds that invest in short-term money market instruments and long and short positions in global equity and fixed income exchange-traded futures, currency forward contracts, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund’s return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities that a fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities.

Adjustable-Rate Securities

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Variable-Rate Demand Notes

The Fund may invest in securities that provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

Variable-Rate and Floating-Rate Securities

The Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the

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same effect on the income earned by the Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

When-Issued and Delayed-Delivery Securities

The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund’s portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

Separate Trading of Registered Interest and Principal of Securities (STRIPS)

The Fund may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (TIPS)

The Fund may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

Investments in Real Estate Investment Trusts (REITs)

Because the Fund may invest a portion of its assets in equity securities of REITs, the Fund may also be subject to certain risks associated with direct investments in real estate. In addition, the Fund may invest a portion of its assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Tax-Exempt Securities

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Fund’s shareholders when distributed to them.

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The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s, S&P, Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.

Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

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Exchange-Traded Funds (ETFs)

The Fund’s assets may be invested in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

The Fund may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SMBSs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund's limitations on investment in illiquid securities.

In mortgage dollar roll transactions, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. The mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

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In addition, the Fund may also invest in commercial mortgage-backed securities (CMBSs) and interest only commercial mortgage-backed securities (CMBS IOs).

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher (see Appendix A).

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, the Fund accrues the daily amortization of the original issue discount.

Derivatives

The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving the Fund’s investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust’s custodian or

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the futures commission merchant effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Cover

Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Securities, Securities Indexes or Corresponding Exchange-Traded Fund, and Options on Futures Contracts

The Fund may purchase and sell options on securities or securities indexes or corresponding exchange-traded fund and options on futures contracts to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that the Fund may purchase or sell are options on an index or corresponding exchange-traded fund. In general, options on an index are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise

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price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index or corresponding exchange-traded fund assigns relative values to the securities included in the index or corresponding exchange-traded fund and the index or corresponding exchange-traded fund options are based on a broad market index or corresponding exchange-traded fund. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of the Fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion on behalf of the Trust and the Funds from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, the Trust and Funds are not subject to registration or regulation as commodity pool operators under that Act.

Swap Arrangements

The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

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The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund’s portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Fund may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap in that the Fund would have to pay the buyer the full par (or other agreed upon) value of the referenced debt obligation even though such obligation went into default. As seller, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The Fund may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default. As buyer, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

Asset-Backed Securities

The Fund may invest in asset-backed securities (ABS). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Fund, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

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On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Loan Interests and Direct Debt Instruments

The Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, the Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Equity-linked Structured Notes

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

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Exchange-traded Notes

Exchange-traded Notes (ETNs) are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. Therefore, the value of the ETN may drop without a change in the underlying index due to a downgrade in the issuer’s credit rating.

  INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed in any material way for the Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

The Fund:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)
may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to the Fund’s concentration policies as described above, the Manager and Subadvisers, where applicable, determine “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust’s Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the

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reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust’s Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust’s Board of Trustees has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust’s Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.

In return for such services, the Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

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To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Manager or the applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for the Fund or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal period ended December 31, 2010, the Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Value of Securities
As of December 31, 2010
Goldman, Sachs & Co.	$2,287,000
JP Morgan Securities, Inc.	$3,826,000
Citigroup Global Markets Inc.	$1,828,000
UBS AG	$294,000
State Street Bank & Trust Company	$463,000

During the fiscal period ended December 31, 2009, and the fiscal year ended December 31, 2010, the Fund paid $798,322 and $2,649,501, respectively, in brokerage fees. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The Manager or the applicable Subadviser may direct a portion of the Fund’s brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. During the fiscal year ended December 31, 2010, the Fund did not direct brokerage transactions directly to obtain research, analysis, advice, and similar services.

Portfolio Turnover Rates

The rate of portfolio turnover of the Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in the Fund’s portfolio appropriate in view of its investment objective(s). Ordinarily, the Fund will not purchase or sell securities solely to achieve short-term trading profits, although the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the fiscal periods ended December 31, the Fund’s portfolio turnover rates were as follow:

2010                           2009
     156%                           107%

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The

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Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-eight such portfolios have been established, one of which is described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Fund is a series of the Trust and is nondiversified. The Trust began offering shares of the Fund in July 2008. The Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Trust not readily identifiable as belonging to the Fund are allocated on the basis of the Fund’s relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of the Fund represents an equal proportionate interest in the Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to the Fund when declared by the Board. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of the Fund share is entitled to one vote for each dollar of NAV owned on the record date, and a fractional vote for each fractional dollar of NAV owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter that does not affect the Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, the Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

TAX CONSIDERATIONS

Taxation of the Funds

The Fund intends to continue to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 10 of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, the Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a RIC.

To continue to qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) distribute annually to its shareholders 90% of its net investment company taxable income, net short-term capital gains (the excess of short-term capital gains over short-term losses), net gains from certain foreign currency transactions for the taxable year, and net tax-exempt interest (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute by the end of a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that calendar year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund

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derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

The Fund may invest in certain futures and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

The Fund may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, distributions the Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If the Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on “qualified dividend income” received by individuals (enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), (through December 2012) such “in lieu of” payments, when distributed to the Fund’s shareholders, will not be treated as “qualified dividend income” and instead will be taxed at the shareholders’ marginal federal income tax rates.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In

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addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund also will be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to choose from among several IRS-accepted cost basis methods, including electing average cost. In the absence of any choice, the Fund will use a default cost basis method that has not yet been determined. The cost basis method identified by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Fund’s business and for assuring that the Fund is managed in the best interests of the Fund’s respective shareholders. The Board of Trustees periodically reviews the Fund’s investment performance as well as the quality of other services provided to the Fund and its shareholders by the Fund’s service providers, including IMCO and its affiliates.

Board Leadership Structure

The Board of Trustees is comprised of a super-majority (over 80%) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Non-Interested Trustees”). In addition, the Chairman of the Board of Trustees is a Non-Interested Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that Mr. Claus, as President of USAA’s Financial Services Group, provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

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The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

IMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Non-Interested Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for IMCO management and, ultimately, the Funds’ shareholders.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

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Non-Interested Trustees

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years, Other Directorships Held, and Experience	Number of USAA Funds Overseen by Trustee/Officer
Barbara B. Dreeben (June 1945)	Trustee	January 1994
President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben brings to the board particular experience with community and organizational development as well as over 17 years’ experience as a board member of the USAA family of funds.
One registered investment company consisting of 48 funds

Robert L. Mason, Ph.D. (July 1946)	Trustee	January 1997
Institute Analyst, Southwest Research Institute (3/02-present); which focuses in the fields of technological research. Dr. Mason brings to the board particular experience with information technology matters, statistical analysis, and human resources as well as over 14 years’ experience as a board member of the USAA family of funds.
One registered investment company consisting of 48 funds

Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	January 2008
Jesse H. Jones Graduate School of  Business, Associate Professor of Finance, Rice University (7/01-present) and Academic Director, El Paso Corporation Finance Center (7/02-present). Dr. Ostdiek brings to the board particular experience with financial investment management, education, and research as well as over three years’ experience as a board member of the USAA family of funds.
One registered investment company consisting of 48 funds

Michael F. Reimherr (August 1945)	Trustee	January 2000
President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the board particular experience with organizational development, budgeting, finance,
One registered investment company consisting of 48 funds

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and capital markets as well as over 11 years’ experience as a board member of the USAA family of funds.

Richard A. Zucker (July 1943)	Trustee and Chairman	January 1992 and Chair since February 2005
Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker brings to the board particular experience with budgeting, finance, ethics, operations’ management as well as over 19 years’ experience as a board member of the USAA family of funds.

One registered investment company consisting of 48 funds

*The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

**The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

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Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Interested Trustee

Name, Address* and Date of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years, Other Directorships Held, and Experience	Number of USAA Funds Overseen by Trustee/Officer
Christopher W. Claus (December 1960)	Trustee, President, and Vice Chairman	February 2001
Chair of the Board of Directors (IMCO) (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2-07); Chair of the Board of Directors, of USAA Financial Advisors, Inc. (FAI) (1/07-present); President FAI (12/07-10/09); President Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09).  Mr. Claus serves as Chair of the Board of Directors of USAA Investment Corporation, USAA Shareholder Account Services (SAS) and USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life). Mr. Claus’s 17 years with IMCO and his position as principal executive officer of the USAA mutual funds give him intimate experience with the day-to-day management and operations of the USAA mutual funds.
One registered investment company consisting of 48 funds

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Interested Officers

Name, Address* and Date of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of USAA Funds Overseen by Trustee/Officer
Daniel S. McNamara (June 1966)	Vice President	December 2009
President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09).
One registered investment company consisting of 48 funds
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, IMCO (02/10-present); Vice President, Fixed Income Investments, IMCO (2/10-present). Mr. Freund also serves as a director of SAS.	One registered investment company consisting of 48 funds
John P. Toohey (March 1968)	Vice President	June 2009	Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments, (12/03-1/09).	One registered investment company consisting of 48 funds
Christopher P. Laia (January 1960)	Secretary	April 2010
Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the officer positions of Vice President and Secretary, IMCO and SAS, and Vice President and Secretary of FAI and FPS.
One registered investment company consisting of 48 funds
James G. Whetzel (February 1978)	Assistant Secretary	April 2010	Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).	One registered investment company consisting of 48 funds
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).	One registered investment company consisting of 48 funds
William A. Smith (June 1948)	Assistant Treasurer	February 2009
Vice President, Senior Financial Officer and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09- present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps, (8/06-1/07).
One registered investment company consisting of 48 funds
Jeffrey D. Hill (December 1967)	Chief Compliance Officer	September 2004	Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).	One registered investment company consisting of 48 funds

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

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Committees of the Board of Trustees

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Fund’s most recent fiscal year ended December 31, 2010, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds’ most recent fiscal year ended December 31, 2010, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds’ most recent fiscal year ended December 31, 2010, the Audit Committee held four meetings.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds’ most recent fiscal year ended December 31, 2010, the Pricing and Investment Committee held five meetings.

Corporate Governance Committee: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Ostdiek , Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds’ most recent fiscal year ended December 31, 2010, the Corporate Governance Committee held nine meetings.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Mark S. Howard, Director, Senior Vice President, and Assistant Secretary. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in the Fund and all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2010.

	USAA	USAA Fund
	Global Opportunities	Complex
	Fund	Total
Interested Trustee
Christopher W. Claus	None	Over $100,000

Non-Interested Trustees
Barbara B. Dreeben	None	Over $100,000
Robert L. Mason, Ph.D	None	Over $100,000
Barbara B. Ostdiek, Ph.D	None	$10,001-$50,000
Michael F. Reimherr	None	$10,001-$50,000
Richard A. Zucker	None	Over $100,000

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The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2010.

Name	Aggregate	Total Compensation
of	Compensation from	from the USAA
Trustee	Fund Listed in this SAI	Family of Funds (b)

Interested Trustee
Christopher W. Claus	None (a)	None (a)

Non-Interested Trustees
Barbara B. Dreeben	$2,030	$94,200
Robert L. Mason, Ph.D	$2,030	$94,200
Barbara B. Ostdiek, Ph.D	$1,901	$88,200
Michael F. Reimherr	$1,901	$88,200
Richard A. Zucker	$2,160	$100,200

(a)	Christopher W. Claus is affiliated with the Trust’s investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b)	At December 31, 2010, the USAA Fund Complex consisted of one registered investment company offering 48 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Trust expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of the January 31, 2011, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The Trust knows of no persons who, as of March 31, 2011, held of record or owned beneficially 5% or more of the voting stock of the shares of the Global Opportunities Fund.

THE TRUST’S MANAGER

As described in the Fund’s prospectus, IMCO is the Manager and investment adviser for the Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust’s assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $94 billion, of which approximately $43 billion were in mutual fund portfolios.

Advisory Agreement

The Manager provides investment management and advisory services to the Fund pursuant to an Advisory Agreement dated July 31, 2008 (Advisory Agreement). Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of the Fund’s investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for the Fund. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of the Fund, as described in the prospectuses.

For the services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of

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issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 30, 2012, and will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days’ written notice. The agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

The Fund has agreed to pay IMCO a management fee computed daily and paid monthly, at an annual rate equal to three-fifths of one percent (0.60%) of the average net assets of the Fund. For the fiscal period and years ended December 31, the Fund’s management fees were as follows:

2010	2009	2008
$2,557,091	$982,571	$171,022

As a result of the Fund’s actual expenses exceeding the expense limitation, the Manager did not receive fees to which it would have been entitled to in the amount of $35,841 for the fiscal period ended December 31, 2008.

Subadvisory Agreements

The Manager has entered into Subadvisory Agreements dated July 31, 2008, with Quantitative Management Associates LLC (QMA), and dated August 1, 2010, with QS Investors, under which each Subadviser provides day-to-day discretionary management of some or all of the Fund’s assets in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

Each Subadvisory Agreement will continue in effect from year to year thereafter for the Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on 60 days’ written notice; by IMCO at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

The Manager (not the Fund) pays QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, a fee in the annual amount of 0.25% of the Fund’s average daily net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

The Manager (not the Fund) pays QS Investors a fee in the annual amount of 0.15% of the portion of the Fund’s average daily net assets that QS Investors manages. QS Investors located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private, and commercial banking, investment banking, and insurance. QS Investors and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients.

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective July 31, 2008, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. IMCO will generally assist in all aspects of the Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of

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funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets for the Fund. We may also delegate one or more of our responsibilities to others at our expense. For the fiscal period and fiscal years ended December 31, the Trust paid IMCO in administration and servicing fees as follows:

2010	2009	2008
$213,091	$81,855	$14,252

In addition to the services provided under the Fund’s Administration and Servicing Agreement, the Manager also provides certain compliance, legal, and tax services for the benefit of the Fund. The Trust’s Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal period ended December 31, 2008, the Fund reimbursed the Manager $346 for these legal services, and for the fiscal years ended December 31, 2009, and December 31, 2010, the Fund reimbursed the Manager $5,850 and $13,979, respectively, for these compliance and legal services.

Codes of Ethics

The Fund, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which may permit personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust’s Board of Trustees reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding compliance with their respective Codes of Ethics.

Additionally, while the officers and employees of the Funds, the Manager, and each Subadviser may engage in personal securities transactions, such of these parties applicable Codes of Ethics  contain certain restrictions and limiting procedures. The Codes of Ethics are designed to ensure that the shareholders’ interests come before the individuals who manage their FundsThe Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by the Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Codes of Ethics for the Fund and the Manager as well as each Subadviser have been filed with the SEC and are available for public review.

Proxy Voting Policies and Procedures

The Trust’s Board of Trustees has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Fund. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Fund. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Fund’s portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a

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particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Fund’s best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Fund, on the one hand, and the Manager, the Fund’s principal underwriter, or any person who is an affiliated person of the Fund, the Manager, or the Fund’s principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Fund’s Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s Web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge at usaa.com; and (ii) on the SEC’s Web site at http://www.sec.gov.

Underwriter

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Fund’s shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Trust pays the Transfer Agent an annual fixed fee of five one-hundredths of one percent (0.05%) of the average net assets per account. The fee is subject to change at any time. In addition to the account-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

PORTFOLIO MANAGER DISCLOSURE

IMCO

Other Accounts Managed: The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2010.

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Wasif Latif	11 - $2,899.7 M	0	0	4 - $724.3 M	0	0
Julianne Bass	4 - $5,139.6 M	0	0	3 - $5,139.6 M	0	0
Dan Denbow	3 - $2,589.6 M	0	0	2 - $2,578.1 M	0	0
Arnold Espe	4 - $1,127.6 M	0	0	3 - $1,127.6 M	0	0
Matt Freund	4 - $5,139.6 M	0	0	3 - $5,139.6 M	0	0
Mark Johnson	3 - $2,589.6 M	0	0	2 - $2,578.1 M	0	0
John Toohey	11 - $2,899.7 M	0	0	4 - $724.3 M	0	0

Conflicts of Interest: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO’s Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Trust’s Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: IMCO’s compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the pre-tax performance of the Fund(s) managed by the portfolio manager compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund’s relative performance compared to the Fund’s comparative ranking against the appropriate Lipper index as set forth in the Fund’s prospectus. Portfolio managers will receive incentive payments under this plan

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only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund’s relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

Portfolio Ownership: As of fiscal period ended December 31, 2010, the portfolio managers of USAA did not beneficially own any securities of the Global Opportunities Fund.

QS Investors

Other Accounts Managed: The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Russell Shtern	3 $294,431,219	15 $5,741,293,018	6 $1,522,999,321	0	0	0
Robert Wang	5 $502,643,299	31 $10,226,233,918	10 $2,091,891,731	0	1 $204,775,612	3 $184,293,282

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. QS Investors has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

Conflicts of Interest: Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by QS Investors, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of QS Investors may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of QS Investors. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by QS Investors to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of QS Investors in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. QS Investors attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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In some cases, an apparent conflict may arise where QS Investors has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. QS Investors will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, QS Investors has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

QS Investors is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, QS Investors is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers, and employees (the Firm) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of QS Investors advisory clients. QS Investors has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary – Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation – Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase.  Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank AG equity, equity linked vehicle, and restricted cash.  Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank AG, the performance of the Asset Management division, and the portfolio manager’s individual contribution.  In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors.  Top performing investment professionals earn a total compensation package that is highly competitive.  As variable compensation increases, the percentage awarded in long-term incentives also increases.  Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of Deutsche Bank AG policies and procedures.

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes a fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which a fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).  Other factors,

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including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

Portfolio Ownership: As of fiscal period ended December 31, 2010, the portfolio managers of QS Investors did not beneficially own any securities of the Global Opportunities Fund.

QMA

Other Accounts Managed: The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*
Margaret Stumpp	42 $47,020,514,256	31 $5,935,987,497	94 $14,575,997,349	0	0	11 $3,007,462,807
Jabob Pozharny	6 $1,381,363,520	12 $2,214,451,335	7 $2,426,452,779	0	0	5 $1,477,858,885
John Van Belle	6 $1,381,363,520	12 $2,214,451,335	8 $2,850,958,322	0	0	5 $1,477,858,885

 “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

Conflicts of Interest: QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA’s relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or

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recommending a buy of the same security or other securities of the same issuer. In addition, QMA’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client’s account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA initiates trading for such clients after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the model is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA’s proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA’s proprietary accounts and accounts of other affiliates of QMA (collectively, the “Affiliated Accounts”) may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA’s client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the “LT Accounts”) over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA’s portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise.  To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA’s client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA’s fiduciary obligations.

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QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

Compensation: QMA’s Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience, and responsibility of the individual.

The incentive compensation of each investment professional is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA). Rather, the incentive compensation of each investment professional is primarily determined based on such person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements.

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA’s various strategies on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA’s pre-tax net income.

The size of the annual long-term incentive pool available for individual grants is determined on a percentage of the total compensation of QMA’s eligible employees for the prior year.

* The 2009 long-term awards for Investment Professionals below the level of vice president are in the form of restricted stock only.

Portfolio Ownership: As of fiscal period ended December 31, 2010, the portfolio managers of QMA did not beneficially own any securities of the Global Opportunities Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of the Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Fund, the general policy of the Fund is to not disclose any portfolio holdings of the Fund, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

■      Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund (e.g., auditors, attorneys, and Access Persons under the Fund’s Code of Ethics);

■      Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper Inc. and proxy voting agents);

■      As disclosed in this SAI; and

■      As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund

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evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund’s custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund’s Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

The Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, the Fund intends to post its top ten holdings on usaa.com 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of the Fund’s shareholders, on the one hand, and the interests of the Fund’s investment adviser, principal underwriter, or certain affiliated persons, on the other, the Fund has adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings and (ii) requiring certain  requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund’s Board, including the Non-Interested Trustees.

GENERAL INFORMATION

Custodian and Accounting Agent

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund’s securities, and collecting interest on the Fund’s investments. The accounting agent is responsible for, among other things, calculating the Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Fund may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Fund. In this capacity, the firm is responsible for the audits of the annual financial statements of the Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investor Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

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Ba   Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B     Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C	Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aaa through C. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services (S&P)

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to non payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C	An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&Pbelieves that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Fitch Ratings Ltd. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC	High default risk. A “CC” rating indicates that default of some kind appears probable.

C	High default risk. “C” ratings signal imminent default.

DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

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BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
 Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

A.M. Best Co., Inc. (A.M. Best)

A.M. Best’s Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa  Assigned to issues, where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa    Assigned to issues, where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a      Assigned to issues, where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb	Assigned to issues, where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb
Assigned to issues, where the issuer has, in A.M. Best’s opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b
Assigned to issues, where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

cc,cc

c
Assigned to issues, where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to    a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d	In default on payment of principal, interest, or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “bbb” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.

2. Short-Term Debt Ratings:

Moody’s Municipal

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2
Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP            Not Prime. Issues do not fall within any of the Prime rating categories.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit features.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition, which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)
 Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Note: The Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

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A.M. Best

AMB-1+   Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2Assigned to issues, where the issuer has, in our opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3
Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4
Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d	In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

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87348-0511

46

 Part B

Statement of Additional Information for the

Real Return Fund, Real Return Fund Institutional Shares,

and Ultra Short-Term Bond Fund

is included herein

[USAA EAGLE LOGO (R)]	USAA	STATEMENT OF
	MUTUAL	ADDITIONAL INFORMATION
	FUNDS TRUST	May 1, 2011

Ultra Short-Term Bond Fund (UUSTX)
Real Return Fund Shares (USRRX)
Real Return Fund Institutional Shares

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of forty-eight no-load mutual funds, two of which are described in this statement of additional information (SAI): the Ultra Short-Term Bond Fund and Real Return Fund, (collectively, the Funds). The Real Return Fund offers two classes of shares: Retail Shares and Institutional Shares. The Trust has the ability to offer additional funds or classes of shares.  The Institutional Shares are a separate share class of the Real Return Fund and are not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. Each Fund is classified as diversified.

You may obtain a free copy of a prospectus dated May 1, 2011, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722). You also may request a free copy be sent to you via e-mail. Each prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended December 31, 2010, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or phone number.

Page
2	Valuation of Securities
3	Conditions of Purchase and Redemption
3	Additional Information Regarding Redemption of Shares
5	Investment Plans
6	Investment Policies
20	Investment Restrictions
21	Portfolio Transactions and Brokerage Commissions
23	Fund History and Description of Shares
24	Tax Considerations
25	Trustees and Officers of the Trust
32	The Trust’s Manager
37	Portfolio Manager Disclosure
38	Portfolio Holdings Disclosure
39	General Information
39	Appendix A – Long-Term and Short-Term Debt Ratings

VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of the securities of each Fund is determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager will monitor for events that would materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Funds’ Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. ETFs are valued at the last sales price or official closing price on the primary exchange on which they trade. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund’s Subadviser, if applicable, at fair value by us using valuation procedures approved by the Funds’ Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities

2

include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

  CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

  ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your known last address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

Excessive Short-Term Trading

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

3

▪ Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

▪ Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Fund Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

▪     Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

▪     Purchases and sales pursuant to automatic investment or withdrawal plans;

▪     Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA  529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Portfolio, or other designated USAA managed investment accounts;

▪     Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

▪     Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent has entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are

4

determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

Redemption By Check

Shareholders in the Ultra Short-Term Bond Fund may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Ultra Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in the Ultra Short-Term Bond Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

  INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

Automatic Purchase of Shares

Automatic Investing – A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

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Automatic Purchase Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the Funds described in the prospectuses of the Trust (excluding our tax exempt funds, Growth and Tax Strategy Fund, and S&P 500 Index Fund Reward Shares).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

  INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in each Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds’ shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional

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information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.

Temporary Defensive Policy

Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper and other corporate debt obligations.

Tax-Exempt Securities

These securities include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

Section 4(2) Commercial Paper and Rule 144A Securities

Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity Determinations

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager

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or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and also may trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the dollar value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the total dollar value of the Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument’s being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

Eurodollar and Yankee Obligations

Each Fund may invest a portion of their assets in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Master Demand Notes

Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without

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penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund’s assets in master demand notes only if the Fund’s Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Periodic Auction Reset Bonds

Each Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in failure to reset the interest rate to a market rate that would support fair value that approximates par value and in greater price volatility of such instruments compared to fixed short-term bonds.

Put Bonds

Each Fund’s assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Synthetic Instruments

Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

Lending of Securities

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust’s Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as, but not limited to, commercial paper, obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. A Fund may terminate a loan at any time.

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Convertible Securities

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s Investors Service (Moody’s) or Standard & Poor’s Ratings Services (S&P), or unrated but judged by the Manager to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.

Foreign Securities

Each Fund may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including American depositary receipts (ADRs) and global depositary receipts (GDRs). Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Forward Currency Contracts

Each Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security

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and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Equity Securities

Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Ultra Short-Term Bond Fund’s investments in equity securities are limited to preferred securities). As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, European depositary receipts, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities that a Fund cannot sell or dispose of in the ordinary course of business seven days at approximately the value ascribed to such securities by the Fund.

Adjustable-Rate Securities

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Variable-Rate and Floating-Rate Securities

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Variable-Rate Demand Notes

Each Fund may invest in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest

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rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund’s portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the company’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

Treasury Inflation-Protected Securities (TIPS)

Each Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

Separate Trading of Registered Interest and Principal of Securities (STRIPS)

Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Investments in Real Estate Investment Trusts (REITs)

Because each Fund may invest a portion of their assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate. In addition, each Fund may invest a portion of their assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. The Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Repurchase Agreements

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an

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agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, each Fund may invest in securities issued by other non-money market investment companies (including ETFs) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act and the rules thereunder. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

Securities of ETFs

Each Fund may invest its assets in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV of their underlying securities. The price of an ETF is determined by supply and demand.

Zero Coupon Bonds

A zero coupon bond is a security that is sold at a deep discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

Derivatives

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective, each Fund may buy and sell certain types of derivatives, such as futures contracts, options on futures contracts, and swaps; and each Fund may buy and sell options on currencies, securities, and securities indexes. A Fund also may purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Permissible derivative instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security or instrument with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, an access product may lose value regardless of the strength of the underlying stock.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund also

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may use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Cover

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options on Securities and Securities Indexes

Each Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

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Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.

Options on Futures Contracts

Each Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of each Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.

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Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion on behalf of the Trust and the Funds from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, the Trust and Funds are not subject to registration or regulation as commodity pool operators under that Act.

Swap Arrangements

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund’s portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

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Each Fund may enter into credit default swap (CDS) contracts for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure up to the full notional amount of the swap.

Each Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate a cash payment to the Fund in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

As market participant perceptions of the likelihood of default of the referenced debt obligation change, the fair value of the credit default swap contract changes.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Each Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.  SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its

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initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBS described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBS, and are also less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (ABS). ABSs represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets also may include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Loan Interests and Direct Debt Instruments (bank loans)

Each Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.

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A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Structured Notes

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Equity-linked Structured Notes

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Commodity-linked Notes

Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.

Exchange-traded Notes

Exchange-traded Notes (ETNs) are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash

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amount that would be equal to principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. Therefore, the value of the ETN may drop with a change in the underlying index, due to a downgrade in the issuer’s credit rating.

Initial Public Offerings

The Real Return Fund’s assets may be invested in initial public offerings (IPOs), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

  INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for, and are applicable to, each Fund as indicated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Each Fund:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)
except for any Fund that is concentrated in an industry or group of industries within the meaning of the 1940 Act, may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Fund’s concentration policies as described above, the Manager uses various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

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Additional Restriction

The Ultra Short-Term Bond Fund has an investment policy that requires it to invest normally at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity of 18 months or less. To the extent required by SEC rules, this policy may be changed only upon at least 60 days’ notice to the Fund’s shareholders.

  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager, subject to the general control of the Trust’s Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager, better prices and execution are available elsewhere. In addition, the Manager may affect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager. The Trust’s Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds or the Manager are reasonable and fair. The Trust’s Board of Trustees has authorized the Manager for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager (or any entity or person associated with the Manager) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust’s Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager in connection with such underwritings. In addition, for underwritings where the Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services also may be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services also may include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager’s costs.

In return for such services, a Fund may pay to those brokers a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.

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The Manager continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds’ policies regarding best execution, the Manager may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager or the applicable Subadvisers). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal period ended December 31, 2010, the Ultra Short-Term Bond Fund and the Real Return Fund paid no brokerage fees to the regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer		Value of Securities
Citigroup Global Markets Inc.
	Real Return Fund	$1,075,000
Goldman Sachs Group Inc.
	Real Return Fund	$853,000

During the fiscal period ended December 31, 2010, the Funds paid the following aggregate brokerage fees:

Fund	2010
Ultra Short-Term Bond Fund	-
Real Return Fund Shares	$24,924

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager deems changes in a Fund’s portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s). These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

During the fiscal period ended December 31, 2010, the Funds’ portfolio turnover rates were as follows:

Fund	2010
Ultra Short-Term Bond Fund	1%
Real Return Fund	2%

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FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-eight such portfolios have been established, two of which are described in this SAI. The Real Return Fund offers two classes of shares, identified as retail shares and institutional shares. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval. Each Fund is classified as diversified. The Funds were established June 25, 2010 and commenced offering shares on October 18, 2010.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class of shares of a Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable.

Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board and generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class of shares: (a) has a different designation; (b) bears its “Class Expenses”; (c) has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) may have separate exchange privileges; and (f) may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s  receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

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  TAX CONSIDERATIONS

Taxation of the Funds

Each Fund intends to continue to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a RIC.

To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) distribute at least 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior taxable income and gains not distributed. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies.  Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is

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passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Taxation of the Shareholders

Taxable distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. Distributions a Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on “qualified dividend income” received by individuals  (through December 2012), such “in lieu of” payments, when distributed to the Fund’s shareholders, will not be treated as “qualified dividend income” and instead will be taxed at the shareholders’ marginal federal income tax rates.

Legislation passed by Congress in 2008 requires each Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares each Fund will permit Fund shareholders to choose from among several IRS-accepted cost basis methods, including electing average cost. In the absence of any choice, each Fund will use a default cost basis method that has not yet been determined. The cost basis method identified by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

  TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board of Trustees periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including IMCO and its affiliates.

Board Leadership Structure

The Board of Trustees is comprised of a super-majority (over 80%) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Non-Interested Trustees”). In addition, the Chairman of the Board of Trustees is a Non-Interested Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Non-Interested Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the

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shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Non-Interested Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that Mr. Claus, as President of USAA’s Financial Advice and Solutions Group, provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

IMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Non-Interested Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board’s decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for IMCO management and, ultimately, the Funds’ shareholders.

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Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

Non-Interested Trustees

Name, Address* and Date o f Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years, Other Directorships Held, and Experience	Number of USAA Funds Overseen by Trustee/Officer
Barbara B. Dreeben (June 1945)	Trustee	January 1994
President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben brings to the board particular experience with community and organizational development as well as over 17 years’ experience as a board member of the USAA family of Funds.
One registered investment company consisting of 48 funds
Robert L. Mason, Ph.D. (July 1946)	Trustee	January 1997
Institute Analyst, Southwest Research Institute (3/02-present); which focuses in the fields of technological research. Dr. Mason brings to the board particular experience with information technology matters, statistical analysis, and human resources as well as over 14 years’ experience as a board member of the USAA family of Funds.

One registered investment company consisting of 48 funds
Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	January 2008
Jesse H. Jones Graduate School of  Business, Associate Professor of Finance, Rice University (7/01-present) and Academic Director, El Paso Corporation Finance Center (7/02-present).  Dr. Ostdiek brings to the board particular experience with financial investment management, education, and research as well as over three years’ experience as a board member of the USAA family of Funds.

One registered investment company consisting of 48 funds

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Michael F. Reimherr (August 1945)	Trustee	January 2000
President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the board particular experience with organizational development, budgeting, finance, and capital markets as well as over 11 years’ experience as a board member of the USAA family of Funds.

One registered investment company consisting of 48 funds
Richard A. Zucker (July 1943)	Trustee and Chairman	January 1992 and Chair since February 2005
Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker brings to the board particular experience with budgeting, finance, ethics, operations management as well as over 19 years’ experience as a board member of the USAA family of Funds.

One registered investment company consisting of 48 funds

*	The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

**
The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

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Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Interested Trustee
Name, Address* and Date of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years, Other Directorships Held, and Experience	Number of USAA Funds Overseen by Trustee/Officer
Christopher W. Claus (December 1960)	Trustee, President, and Vice Chairman	February 2001
Chair of the Board of Directors (IMCO) (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2-07); Chair of the Board of Directors, of USAA Financial Advisors, Inc. (FAI) (1/07-present); President FAI (12/07-10/09); President Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09).  Mr. Claus serves as Chair of the Board of Directors of USAA Investment Corporation, USAA Shareholder Account Services (SAS) and USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life). Mr. Claus’s 17 years with IMCO and his position as principal executive officer of the USAA mutual funds give him intimate experience with the day-to-day management and operations of the USAA mutual funds.
One registered investment company consisting of 48 funds

Interested Officers

Name, Address* and Date of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of USAA Funds Overseen by Trustee/Officer
Daniel S. McNamara (July 1966)	Vice President	December 2009
President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09).

One registered investment company consisting of 48 funds
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, IMCO (03/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a director of SAS.	One registered investment company consisting of 48 funds

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John P. Toohey (March 1968)	Vice President	June 2009	Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments, (12/03-1/09).	One registered investment company consisting of 48 funds
Christopher P. Laia (January 1960)	Secretary	April 2010
Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the officer positions of Vice President and Secretary, IMCO and SAS, and Vice President and Assistant Secretary of FAI and FPS.

One registered investment company consisting of 48 funds
James G. Whetzel (February 1978)	Assistant Secretary	April 2010	Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).	One registered investment company consisting of 48 funds
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/ Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).	One registered investment company consisting of 48 funds
William A. Smith (June 1948)	Assistant Treasurer	February 2009
Vice President, Senior Financial Officer and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09- present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/ Accounttemps, (8/06-1/07).

One registered investment company consisting of 48 funds
Jeffrey D. Hill (December 1967)	Chief Compliance Officer	September 2004	Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).	One registered investment company consisting of 48 funds

*  The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

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Committees of the Board of Trustees

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds’ most recent full fiscal year ended December 31, 2010, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committees’ meetings of the Board of Trustees, which focus on particular matters. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds’ most recent full fiscal year ended December 31, 2010, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds’ most recent full fiscal year ended December 31, 2010, the Audit Committee held meetings four times.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds’ most recent full fiscal year ended December 31, 2010, the Pricing and Investment Committee held meetings five times.

Corporate Governance Committee: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds’ most recent full fiscal year ended December 31, 2010, the Corporate Governance Committee held meetings nine times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Mark S. Howard, Director, Senior Vice President, and Assistant Secretary. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Trust Funds listed in this SAI and in all the USAA family of funds overseen by the Trustees as of the calendar year ended December 31, 2010.

	Ultra Short-Term Fund	Real Return Fund	USAA Family of Funds Total
Interested Trustee
Christopher W. Claus	$10-001-$50,000	None	Over $100,000
Non-Interested Trustees
Barbara B. Dreeben	None	None	Over $100,000
Robert L. Mason, Ph.D.	None	None	Over $100,000
Barbara B. Ostdiek, Ph.D.	None	None	$10,001 - $50,000
Michael F. Reimherr	None	None	$10,001 - $50,000
Richard A. Zucker	None	None	Over $100,000

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The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2010.

Name	Aggregate	Total Compensation
of	Compensation from	from the USAA
Trustee	Funds Listed in this SAI	Family of Funds (b)
Interested Trustee
Christopher W. Claus	None (a)	None (a)
Non Interested Trustees
Barbara B. Dreeben	$ 806	$ 94,200
Robert L. Mason. Ph.D	$ 806	$ 94,200
Barbara B. Ostdiek, Ph.D	$ 756	$ 88,200
Michael F. Reimherr	$ 756	$ 88,200
Richard A. Zucker	$ 856	$100,200

(a)	Christopher W. Claus is affiliated with the Trust’s investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.

(b)	At December 31, 2010, the USAA Fund Complex consisted of one registered investment company offering 48 individual funds.

No compensation is paid by any Fund to any Trustee or officer who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager. As of March 31, 2010, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The following table identifies all persons who as of March 31, 2011, held of record or owned beneficially 5% or more of any Fund’s shares:

Title of Class	Name of Address of	Percent of Class
	Beneficial Owner
Real Return	United Service Automobile Assn	5.31%
Fund Shares	9800 Fredericksburg Road
	San Antonio, TX 78288

THE TRUST’S MANAGER

As described in each Fund’s prospectus, IMCO is the investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust’s assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $94 billion, of which approximately $43 billion were in mutual fund portfolios.

Advisory Agreement

The Manager provides investment management and advisory services to the Funds pursuant to an advisory agreement dated August 1, 2006 (Advisory Agreement). Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

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For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.

The Advisory Agreement will remain in effect until October 19, 2012, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has agreed, through May 1, 2012, to limit the annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) of the Ultra Short-Term Bond Fund to 0.60% of the Fund’s average net assets (ANA), the Real Return Fund Shares to 0.85% of the Fund’s ANA, and the Real Return Fund Institutional Shares to 0.65% of the Fund’s ANA, and will reimburse the Funds for all expenses in excess of such limitation. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2012.

For the fiscal period ended December 31, management fees were as follows:

Fund	2010
Ultra Short-Term Bond Fund	$23,165
Real Return Fund	$126,545

As a result of the Funds’ actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled for the last fiscal period ended December 31, as follows:

Fund	2010
Ultra Short-Term Bond Fund	$23,165
Real Return Fund Shares	$98,181
Real Return Fund Institutional Shares	$10,766

The Real Return Fund has agreed to pay the Manager IMCO a management fee computed daily and paid monthly, at an annual rate equal to one half of one percent (0.50%) of the average net assets of the Fund. The management fee paid to IMCO by the Ultra Short-Term Bond Fund is based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of 0.24% of average net assets and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the Lipper Ultra Short Funds Index.

Computing the Performance Adjustment

For any month, the base fee of the Ultra Short-Term BondFund will equal the Fund’s average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund’s average annual performance during the performance period compared to the average annual performance of the Fund’s relevant index over the same time period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

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Ultra Short-Term Bond Fund
Over/Under Performance Relative to Index	Annual Adjustment Rate
(in basis points) 1	(in basis points as a percentage
of a Fund’s average net assets)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

1
Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%). Average net assets are calculated over a rolling 36-month period.

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund’s average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	0	-4	5	-6	0
Monthly Adjustment Rate (c)	0.0049%	n/a	(.0033%)	0.0041%	(.0049%)	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	0	(28,050)	34,850	(41,650)	0
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918

(a)  Average annual performance over a 36-month period
        (b)  In basis points
        (c)  Annual adjustment rate divided by 365, multiplied by 30, and stated as a percentage

The Ultra Short-Term Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper index. Because the adjustment to the base fee is based upon the Fund’s performance compared to the investment record of its respective Lipper index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other

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shareholder communications; furnish statements and confirmations of all account activity (but not pay for printing or postage for such documents); respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each Fund. We also may delegate one or more of our responsibilities to others at our expense.

With respect to the Real Return Fund’s institutional shares, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to one-fifth of one percent (0.05%) of the average net assets. We also may delegate one or more of our responsibilities to others at our expense.

For fiscal period ended December 31, the Trust paid IMCO the following administration and servicing fees:

Fund	2010
Ultra Short-Term Bond Fund*	$14,474
Real Return Fund Shares*	$29,454
Real Return Fund Institutional Shares	$2,834

* Fund’s actual expenses exceeded the expense limitations; as a result, IMCO did not receive fees to which it would have been entitled.

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain compliance, legal, and tax services for the benefit of the Funds. The Trust’s Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the fiscal period ended December 31, 2010, the Funds reimbursed the Manager for these compliance and legal services as follows:

Fund	2010
Ultra Short-Term Bond Fund	$283
Real Return Fund	$1,534

Codes of Ethics

The Funds and the Funds’ Manager have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust’s Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager regarding its Code of Ethics.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Code of Ethics adopted by the Manager and the Funds. The Code of Ethics is designed to ensure that the shareholders’ interests come before the individuals who manage their Funds. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

A copy of the Code of Ethics for the Funds and the Funds’ Manager has been filed with the SEC and is available for public review.

Proxy Voting Policies and Procedures

The Trust’s Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc., (ISS) formerly RiskMetrics Group (RMG)to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria

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for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the RMG Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to RMG’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS’s recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge at usaa.com and (ii) on the SEC’s website at http://www.sec.gov.

Underwriter

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds’ shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

For its services under the Transfer Agency Agreement, the Real Return institutional shares, pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-fifth of one percent (0.05%) of the average net assets. In addition to the asset-based fee, the Transfer Agent also is entitled to reimbursement  from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. The fee is subject to change at any time.

The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

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PORTFOLIO MANAGER DISCLOSURE

Other Accounts Managed

The following tables set forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended December 31, 2010, unless otherwise specified.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ultra Short-Term Bond Fund
Anthony Era	3 $5,349.8 Million	0	0	1 $.5 Million	0	0

Real Return Fund

Wasif Latif	11 $3,025.8 Million	0	0	4 $724.3 Million	0	0
John Toohey	11 $3025.8 Million	0	0	4 $724.3 Million	0	0
R. Matthew Freund	4 $5,119.3 Million	0	0	3 $5,102.7 Million	0	0
Julianne Bass	4 $5,119.3 Million	0	0	3 $5,102.7 Million	0	0
Arnold Espe	4 $1,115 Million	0	0	3 $1,098.4 Million	0	0
Didi Weinblatt	2 $3,583.7 Million	0	0	2 $3,583.7 Million	0	0
Dan Denbow	3 $2,578.1 Million	0	0	1 $19.9 Million	0	0
Mark Johnson	3 $2,578.1 Million	0	0	2 $2,578.1 Million	0	0

Conflicts of Interest: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO’s Investment Strategy Committee (ISC), and portfolio managers’ have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Trust’s Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

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As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The mutual funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each Fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: IMCO’s compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoneyNet, Inc. category. Each Fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund’s relative performance compared to the Fund’s comparative ranking against the appropriate Lipper index as set forth in the Fund’s prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund’s relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

Portfolio Ownership: As of the December 31, 2010, no portfolio manager beneficially owned shares of either Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

■      Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

■      Where the person has a valid business reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, Subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

■      As disclosed in this SAI; and

■      As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund’s custodian, auditors, attorneys, investment adviser and Subadviser(s), administrator, and each of their respective affiliates and advisers.

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Any person or entity that does not have a previously approved ongoing arrangement to receive nonpublic portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO) or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund’s Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the SEC (which typically occurs approximately 60 days after the end of each fiscal quarter). In addition, each Fund (except for the USAA money market funds, the USAA Total Return Strategy Fund, and the Target Retirement Funds) intends to post its top 10 holdings on usaa.com 15 days following the end of each month. The Target Retirement Funds intend to post all underlying USAA Funds holdings on usaa.com 15 days following the end of each month.

Approximately 60 days after the end of each fiscal quarter, a Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, Standard & Poor’s, and Morningstar.

For the last month of each quarter, after each Fund’s top 10 holdings (or all USAA fund holdings for the Target Retirement Funds) are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, Standard & Poor’s, Thomson Financial and Value Line.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain requests for nonpublic portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund’s Board, including the Non-Interested Trustees.

GENERAL INFORMATION

Custodian and Accounting Agent

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on each Fund’s investments. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investors Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

Aa	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

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Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services (S&P)

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated C is currently highly vulnerable to nonpayment.

C	An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC	High default risk. A “CC” rating indicates that default of some kind appears probable.

C	High default risk. “C” ratings signal imminent default.

DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD	Default. “DD” indicates potential recoveries in the range of 50% - 90%.

D	Default. “D” indicates the lowest recovery potential, i.e. below 50%.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
 Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
 Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

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BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D     This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

A.M. Best Co., Inc. (A.M. Best)

A.M. Best’s Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaaAssigned to issues, where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa  Assigned to issues, where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a    Assigned to issues, where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb	Assigned to issues, where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb
Assigned to issues, where the issuer has, in A.M. Best’s opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b
Assigned to issues, where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc,
cc, c
Assigned to issues, where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d	In default on payment of principal, interest, or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.

2. Short-Term Debt Ratings:

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2	Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in

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changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

Moody’s Municipal

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

A-3
 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.

C              This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
 Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3          Speculative capacity to pay principal and interest.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

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D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)

Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), R-2 (middle), R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

Note: All three Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 Assigned to issues, where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3
Assigned to issues, where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4
Assigned to issues, where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d	In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

94408-0511

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Part B

Statement of Additional Information for the

Target Retirement Income Fund, Target Retirement 2020 Fund,

Target Retirement 2030 Fund, Target Retirement 2040 Fund,

and Target Retirement 2050 Fund

is included herein

[USAA EAGLE LOGO (R)]	USAA MUTUAL FUNDS TRUST	STATEMENT OF ADDITIONAL INFORMATION MAY 1, 2011

USAA Target Retirement Income Fund (URINX)
USAA Target Retirement 2020 Fund (URTNX)
USAA Target Retirement 2030 Fund (URTRX)
USAA Target Retirement 2040 Fund (URFRX)
USAA Target Retirement 2050 Fund (URFFX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of forty-eight no-load mutual funds, five of which are described in this Statement of Additional Information (SAI): the Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (collectively, the Retirement Funds or Funds). Each Fund is classified as diversified.

You may obtain a free copy of the prospectus dated May 1, 2011, for the Retirement Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-USAA (8722). You also may request a free copy be sent to you via e-mail. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Retirement Funds’ prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Retirement Funds’ prospectus.

The financial statements for the Retirement Funds and the Independent Registered Public Accounting Firm’s Reports thereon for the fiscal year ended December 31, 2010, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page
2	Valuation of Securities
3	Conditions of Purchase and Redemption
3	Additional Information Regarding Redemption of Shares
5	Investment Plans
6	Investment Policies
18	Investment Restrictions
18	Portfolio Transactions and Brokerage Commissions
20	Fund History and Description of Shares
21	Tax Considerations
23	Trustees and Officers of the Trust
30	The Trust’s Manager
33	Portfolio Manager Disclosure
35	Portfolio Holdings Disclosure
36	General Information
36	Appendix A – Long-Term and Short-Term Debt Ratings

VALUATION OF SECURITIES

Shares of each Retirement Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Retirement Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Retirement Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of each Retirement Fund is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Funds’ Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities

2

include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

Excessive Short-Term Trading

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

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▪ Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

▪ Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Fund Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

▪ Transactions in the money market funds, USAA Short-Term Bond Fund, the USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

▪ Purchases and sales pursuant to automatic investment or withdrawal plans;

▪ Purchases and sales made through USAA Strategic Fund Adviser®, USAA Private Investment Management®, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, USAA Global Opportunities Fund, or other designated USAA managed investment accounts;

▪	Purchases and sales of the USAA Institutional shares by the USAA Target Retirement Funds; and

▪ Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent has entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts. We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

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Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

INVESTMENT PLANS

Automatic Purchase of Shares

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

Automatic Purchase Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust (excluding our tax-exempt funds, Growth and Tax Strategy Fund, and S&P 500 Index Fund Reward Shares).

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USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications received electronically by the Manager for these retirement accounts will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

  INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in the Retirement Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Retirement Fund. There can, of course, be no assurance that each Retirement Fund will achieve its investment objective(s). Each Retirement Fund’s objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Retirement Funds’ shareholders. If there is a change in the investment objective of a Retirement Fund, the Retirement Fund’s shareholders should consider whether the Retirement Fund remains an appropriate investment in light of then-current needs.

The following provides more detailed information about the types of instruments in which the underlying USAA funds may invest and strategies that may be used in pursuit of the underlying USAA funds’ investment objectives. Each underlying USAA fund may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the underlying USAA fund achieve its goal. Unless described as a principal investment policy in an underlying USAA fund’s prospectus, these represent the non-principal investment policies of the underlying funds.

Temporary Defensive Policy

Each Retirement Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper and other corporate debt obligations.

Section 4(2) Commercial Paper and Rule 144A Securities

A fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

A fund may also purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Municipal Lease Obligations

A fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease

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obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity Determinations

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees:  (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

Eurodollar and Yankee Obligations

Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

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Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Master Demand Notes

Master demand notes are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund’s assets in master demand notes only if the Fund’s Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Periodic Auction Reset Bond

Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Synthetic Instruments

Tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option.

Put Bonds

Put bonds are securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Lending of Securities

A fund may lend its securities in accordance with a lending policy that has been authorized by the Trust’s Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-

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quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. A Fund may terminate a loan at any time.

Brady Bonds and Emerging Markets Debt

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in a Fund’s portfolio.

Convertible Securities

Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

Foreign Securities

A fund may invest its assets in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect a Fund.

Forward Currency Contracts

A fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult

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and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Equity Securities

A fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Short-Term Bond and Intermediate-Term Bond Funds’ investments in equity securities are limited to preferred securities). As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, European depository receipts, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Illiquid Securities

A fund may invest up to 15% of its respective net assets in securities that are illiquid. Illiquid securities are those securities that a fund cannot dispose of in the ordinary course of business, in seven days or less, at approximately the same value at which a Fund has valued the securities.

Adjustable-Rate Securities

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Variable-Rate Demand Notes

A fund may invest in securities which provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

Variable-Rate and Floating-Rate Securities

Variable-rate and floating-rate securities bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The

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market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

When-Issued and Delayed-Delivery Securities

A fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

Separate Trading of Registered Interest and Principal of Securities (STRIPS)

Separate Trading of Registered Interest and Principal of Securities (STRIPS) are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (TIPS)

Treasury inflation-protected securities are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

Investments in Real Estate Investment Trusts (REITs)

Because a fund may invest a portion of their assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in real estate. In addition, some of the funds may invest a portion of their assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

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Repurchase Agreements

A Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Securities of Other Investment Companies

A fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, each fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the fund itself is permitted to invest. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a fund bears in connection with its own operations. A fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act and the rules thereunder.

Exchange-Traded Funds (ETFs)

ETFs, are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

Mortgage-Backed Securities

Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

A fund may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SBMSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs may also be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes,

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hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund's limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a fund. The mortgage dollar rolls entered into by a fund may be used as arbitrage transactions in which the fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Zero Coupon Bonds

A zero coupon bond is a security that is sold at a deep discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

Inverse Floating Rate Securities

A fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

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Derivatives

A fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective. A fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). A fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for a fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

A fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Cover

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

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Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options on Securities, Securities Indexes or Corresponding Exchange-Traded Fund, and Options on Futures Contracts

A fund may purchase and sell options on securities or securities indexes and options on futures contracts to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

As noted above, a fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of a fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option

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or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion on behalf of the Trust and the Funds from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, the Trust and Funds are not subject to registration or regulation as commodity pool operators under that Act.

Swap Arrangements

A fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

A fund may enter into credit protection swap arrangements involving the sale by the fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of the fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the fund’s obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a fund’s portfolio. However, a fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

A fund may enter into credit default swap (CDS) contracts for investment purposes. If a fund is a seller of a CDS contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default

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occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

A fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the fund in the event of a default.

Asset-Backed Securities

Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Funds such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Loan Interests and Direct Debt Instruments

Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

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For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

  INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Retirement Fund. These restrictions may not be changed in any material way for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Retirement Fund:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.

(2)
may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Retirement Fund’s concentration policies as described above, the Manager may determine “industry” by using various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor’s Ratings Services (S&P), Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. The Retirement Funds’ concentration policies do not apply to securities of other investment companies.

  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager, subject to the general control of the Trust’s Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless

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principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust’s Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust’s Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust’s Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.

In return for such services, a Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds’ policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that

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Fund’s expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

Brokerage Commissions

During the fiscal period ended December 31, 2008, and the fiscal years ended December 31, 2009, and 2010, the Retirement Funds paid no brokerage fees and paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

Portfolio Turnover Rates

The rate of portfolio turnover of a Retirement Fund will not be a limiting factor when the Manager deems changes in the Fund’s portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s). These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the fiscal years ended December 31, the Retirement Funds’ portfolio turnover rates were as follows:

Fund	2010	2009
Target Retirement Income Fund	22%	25%
Target Retirement 2020 Fund	17%	34%
Target Retirement 2030 Fund	21%	23%
Target Retirement 2040 Fund	21%	16%
Target Retirement 2050 Fund	22%	23%

  FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-eight such portfolios have been established, five of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval. The Retirement Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in July 2008.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with

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every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of NAV owned on the record date, and a fractional vote for each fractional dollar of NAV owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

  TAX CONSIDERATIONS

Taxation of the Funds

Each Retirement Fund intends to continue to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a RIC.

To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) distribute at least 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

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These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on “qualified dividend income” received by individuals (through December 2012), such “in lieu” payments, when distributed to the Fund’s shareholders, will not be treated as “qualified dividend income” and instead will be taxed at the shareholders’ marginal federal income tax rates.

Legislation passed by Congress in 2008 requires each Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares each Fund will permit Fund shareholders to choose from among several IRS-accepted cost basis methods, including electing average cost. In the absence of any choice, each Fund will use a default cost basis method that has not yet been determined. The cost basis method identified by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

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  TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board of Trustees periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including IMCO and its affiliates.

Board Leadership Structure

The Board of Trustees is comprised of a super-majority (over 80%) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Non-Interested Trustees”). In addition, the Chairman of the Board of Trustees is a Non-Interested Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that Mr. Claus, as President of USAA’s Financial Services Group, provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

IMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight

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responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Non-Interested Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for IMCO management and, ultimately, the Funds’ shareholders.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

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Non-Interested Trustees

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years, Other Directorships Held, and Experience	Number of USAA Funds Overseen by Trustee/Officer
Barbara B. Dreeben (June 1945)	Trustee	January 1994
President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben brings to the board particular experience with community and organizational development as well as over 17 years’ experience as a board member of the USAA family of funds.
One registered investment company consisting of 48 funds

Robert L. Mason, Ph.D. (July 1946)	Trustee	January 1997
Institute Analyst, Southwest Research Institute (3/02-present); which focuses in the fields of technological research. Dr. Mason brings to the board particular experience with information technology matters, statistical analysis, and human resources as well as over 14 years’ experience as a board member of the USAA family of funds.

One registered investment company consisting of 48 funds
Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	January 2008
Jesse H. Jones Graduate School of  Business, Associate Professor of Finance, Rice University (7/01-present) and Academic Director, El Paso Corporation Finance Center (7/02-present).  Dr. Ostdiek brings to the board particular experience with financial investment management, education, and research as well as over three years’ experience as a board member of the USAA family of funds.
One registered investment company consisting of 48 funds
Michael F. Reimherr (August 1945)	Trustee	January 2000
President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the board particular experience with organizational development, budgeting, finance, and
One registered investment company consisting of 48 funds

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capital markets as well as over 11 years’ experience as a board member of the USAA family of funds.
Richard A. Zucker (July 1943)	Trustee and Chairman	January 1992 and Chair since February 2005
Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker brings to the board particular experience with budgeting, finance, ethics, operations management as well as over 19 years’ experience as a board member of the USAA family of funds.

One registered investment company consisting of 48 funds

*	The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

**
The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons”under the 1940 Act.

Interested Trustee
Name, Address* and Date of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years, Other Directorships Held, and Experience	Number of USAA Funds Overseen by Trustee/Officer
Christopher W. Claus (December 1960)	Trustee, President, and Vice Chairman	February 2001
Chair of the Board of Directors (IMCO) (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2-07); Chair of the Board of Directors, of USAA Financial Advisors, Inc. (FAI) (1/07-present); President FAI (12/07-10/09); President Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09).  Mr. Claus serves as Chair of the Board of Directors of USAA Investment Corporation, USAA Shareholder Account Services (SAS) and USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life). Mr. Claus’s 17 years with IMCO and his position as principal executive officer of the USAA mutual funds give him intimate experience with the day-to-day management and operations of the USAA mutual funds.

One registered investment company consisting of 48 funds

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Interested Officers

Name, Address* and Date of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of USAA Funds Overseen by Trustee/Officer
Dan McNamara (June 1966)	Vice President	December 2009
President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09).
One registered investment company consisting of 48 funds
R Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment ortfolio Management, IMCO (02/10-present); Vice President, Fixed Income Investments, IMCO (2/10-present). Mr. Freund also serves as a director of SAS.	One registered investment company consisting of 48 funds
John P. Toohey (March 1968)	Vice President	June 2009	Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments, (12/03-1/09).	One registered investment company consisting of 48 funds
Christopher P. Laia (January 1960)	Secretary	April 2010
Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the officer positions of Vice President and Secretary, IMCO and SAS, and Vice President and Secretary of FAI and FPS.
One registered investment company consisting of 48 funds
James G. Whetzel (February 1978)	Assistant Secretary	April 2010	Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).	One registered investment company consisting of 48 funds
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).	One registered investment company consisting of 48 funds
William A. Smith (June 1948)	Assistant Treasurer	February 2009
Vice President, Senior Financial Officer and Treasurer, IMCO, FAI, FPS, SAS and USAA Life(2/09- present);  Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/ Accounttemps, (8/06-1/07).

One registered investment company consisting of 48 funds

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Jeffrey D. Hill (December 1967)	Chief Compliance Officer	September 2004	Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).	One registered investment company consisting of 48 funds

*  The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

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Committees of the Board of Trustees

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds’ most recent fiscal period ended December 31, 2010, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds’ most recent fiscal period ended December 31, 2010, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds’ most recent fiscal period ended December 31, 2010, the Audit Committee held four meetings.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds’ most recent fiscal period ended December 31, 2010, the Pricing and Investment Committee held five meetings.

Corporate Governance Committee: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds’ most recent fiscal period ended December 31, 2010, the Corporate Governance Committee held nine meetings.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Mark S. Howard, Director, Senior Vice President, and Assistant Secretary. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in the Retirement Funds and all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2010.

	USAA Target	USAA Target	USAA Target	USAA Target
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Interested Trustee
Christopher W. Claus	None	$0- $10,000	None	None

Non-Interested Trustees
Barbara B. Dreeben	None	None	None	None
Robert L. Mason	None	None	None	None
Barbara B. Ostdiek	None	None	None	None
Michael F. Reimherr	None	None	None	None
Richard A. Zucker	None	None	None	None

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	USAA Target Retirement	USAA Fund
	Income Fund	Complex Total

Interested Trustee
Christopher W. Claus	None	Over $100,000

Non-Interested Trustees
Barbara B. Dreeben	None	Over $100,000
Robert L. Mason	None	Over $100,000
Barbara B. Ostdiek	None	$10,001-$50,000
Michael F. Reimherr	None	$10,001- $50,000
Richard A. Zucker	None	Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2010.

Name	Aggregate	Total Compensation
of	Compensation from	from the USAA Funds
Trustee	Funds Listed in this SAI	and Fund Complex (b)
Interested Trustee
Christopher W. Claus	None (a)	None (a)
Non-Interested Trustees
Barbara B. Dreeben	$10,152	$94,200
Robert L. Mason	$10,152	$94,200
Barbara B. Ostdiek	$9,505	$88,200
Michael F. Reimherr	$9,505	$88,200
Richard A. Zucker	$10,798	$100,200

(a)	Christopher W. Claus is affiliated with the Trust’s investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.

(b)	At December 31, 2010, the USAA Fund Complex consisted of one registered investment company offering 48 individual funds.

No compensation is paid by any Fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of the date of this SAI, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The Trust knows of no persons who, as of March 31, 2011, held of record or owned beneficially 5% or more of the voting stock of the shares of the Target Retirement Funds.

  THE TRUST’S MANAGER

As described in the Retirement Funds’ prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust’s assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $94 billion, of which approximately $43 billion were in mutual fund portfolios.

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Advisory Agreement

The Manager provides investment management and advisory services to the Retirement Funds pursuant to an Advisory Agreement dated July 31, 2008 (Advisory Agreement). Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment portfolio. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.

The Manager does not receive any management fee from the Funds for providing services pursuant to the Advisory Agreement. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds are responsible for paying all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders. However, the Manager has agreed, through May 1, 2012, to waive fees and to reimburse operating expenses of the Fund, excluding extraordinary expenses and acquired fund fees and expenses up to 0.05% of the Fund’s average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

The Advisory Agreement will remain in effect until July 30, 2012, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days’ written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective July 31, 2008, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust currently pays no fees to IMCO with respect to the Retirement Funds. We may also delegate one or more of our responsibilities to others at our expense.

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain compliance and legal services for the benefit of the Funds. The Trust’s Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal period ended December 31, 2008, the Retirement Funds reimbursed the Manager for these legal services and for the fiscal years ended December 31, 2009, and December 31, 2010, the Retirement Funds reimbursed the Manager for these compliance and legal services as follows:

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Fund	2010	2009	2008
Target Retirement Income Fund	$4,572	$1,781	$35
Target Retirement 2020 Fund	$8,816	$3,544	$44
Target Retirement 2030 Fund	$12,662	$4,968	$61
Target Retirement 2040 Fund	$11,712	$4,481	$63
Target Retirement 2050 Fund	$4,664	$1,742	$43

Code of Ethics

The Funds and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which may permit personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust’s Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager regarding compliance with the Code of Ethics.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Code of Ethics adopted by the Manager and the Funds. The Code of Ethics is designed to ensure that the shareholders’ interests come before the individuals who manage their Funds. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

A copy of the Investment Code of Ethics has been filed with the SEC and is available for public review.

Proxy Voting Policies and Procedures

The Trust’s Board of Trustees has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest

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identified will be summarized and presented to the Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at usaa.com; and (ii) on the SEC’s Web site at http://www.sec.gov.

Underwriter

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Retirement Funds’ shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Retirement Funds currently pay no fees to IMCO. The Transfer Agent also is entitled to reimbursement from the Retirement Funds for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials that are required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent.

In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

PORTFOLIO MANAGER DISCLOSURE

IMCO

Other Accounts Managed: The following tables set forth other accounts for which the Funds’ portfolio manager was primarily responsible for the day-to-day portfolio management as of December 31, 2010.

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Target Retirement Income Fund
Wasif Latif	11	0	0	4	0	0
	$2,857.4 M			$724.3 M
John Toohey	11	0	0	4	0	0
	$2,857.4 M			$724.3 M
Target Retirement 2020 Fund
Wasif Latif	11	0	0	4	0	0
	$2,683.9 M			$724.3 M
John Toohey	11	0	0	4	0	0
	$2,683.9 M			$724.3 M
Target Retirement 2030 Fund
Wasif Latif	11	0	0	4	0	0
	$2,518.7 M			$724.3 M
John Toohey	11	0	0	4	0	0
	$2,518.7 M			$724.3 M
Target Retirement 2040 Fund
Wasif Latif	11	0	0	4	0	0
	$2,545.2 M			$724.3 M
John Toohey	11	0	0		0	0
	$2,545.2 M			$724.3 M
Target Retirement 2050 Fund
Wasif Latif	11	0	0	4	0	0
	$2,843.1 M			$724.3 M
John Toohey	11	0	0	4	0	0
	$2,843.1 M			$724.3 M

Conflicts of Interest: These portfolio managers provide portfolio management services only to investment companies in the decisions USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO’s Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Trust’s Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

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Compensation: IMCO’s compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the pre-tax performance of the Fund(s) managed by the portfolio manager compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund’s relative performance compared to the Fund’s comparative ranking against the appropriate Lipper Index as set forth in the Fund’s prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund’s relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

Portfolio Ownership: As of the December 31, 2010, no portfolio manager beneficially owned shares of any of the Target Retirement Funds.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

■      Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

■      Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

■      As disclosed in this SAI; and

■      As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund’s custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund’s Board of Trustees at each quarterly

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meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on usaa.com 15 days following the end of each month. The Funds intend to post all underlying USAA Funds’ holdings on usaa.com 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund’s Board, including the Non-Interested Trustees.

  GENERAL INFORMATION

Custodian and Accounting Agent

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Retirement Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on each Fund’s investments. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of each Retirement Fund may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Retirement Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investor Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba    Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B      Obligations rated B are considered speculative and are subject to high risk.

Caa  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aaa through C. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

36

Standard & Poor’s Ratings Services (S&P)

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to non payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated CC is currently highly vulnerable to nonpayment.

C	An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

37

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC	High default risk. A “CC” rating indicates that default of some kind appears probable.

C	High default risk. “C” ratings signal imminent default.

DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics,

38

which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D      This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

A.M. Best Co., Inc. (A.M. Best)

A.M. Best’s Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa         Assigned to issues, where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa      Assigned to issues, where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the bligation.

a        Assigned to issues, where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb	Assigned to issues, where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb
Assigned to issues, where the issuer has, in A.M. Best’s opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b
Assigned to issues, where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc,

c
Assigned to issues, where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d	In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “bbb” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.

2. Short-Term Debt Ratings:

Moody’s Municipal

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2
Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NPNot Prime. Issues do not fall within any of the Prime rating categories.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit features.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
 Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)
Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios are also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Note: The Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

41

A.M. Best

AMB-1+	Assigned to issues, where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1	Assigned to issues, where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2	Assigned to issues, where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3
Assigned to issues, where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4
Assigned to issues, where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d	In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

87305-0511

42

USAA MUTUAL FUNDS TRUST

PART C.OTHER INFORMATION

Item 23.Exhibits

a	(i)	USAA Mutual Funds Trust First Amended and Restated Master Trust Agreement dated April 20, 2006 (12)
	(ii)	USAA Mutual Funds Trust Second Amended and Restated Master Trust Agreement dated June 27, 2006 (15)

b		First Amended and Restated By-Laws, dated April 20, 2006 (12)

c		None other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above

d	(i)	Advisory Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
	(ii)	Management Agreement for the Extended Market Index Fund dated August 1, 2006 (15)
	(iii)	Advisory Agreement for the Nasdaq-100 Index Fund dated August 1, 2006 (15)
	(iv)	Management Agreement for the S&P 500 Index Fund dated August 1, 2006 (15)
	(v)	Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
	(vi)	Investment Subadvisory Agreement between IMCO and BHMS dated August 1, 2006 (15)
	(vii)	Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
	(viii)	Investment Subadvisory Agreement between IMCO and The Boston Company dated August 1, 2006 (15)
	(ix)	Investment Subadvisory Agreement between IMCO and GMO dated August 1, 2006 (15)
	(x)	Investment Subadvisory Agreement between IMCO and Loomis Sayles dated August 1, 2006 (15)
	(xi)	Investment Subadvisory Agreement between IMCO and Marsico dated August 1, 2006 (15)
	(xii)	Investment Subadvisory Agreement between IMCO and MFS dated August 1, 2006 (15)
	(xiii)	Investment Subadvisory Agreement between IMCO and NTI dated August 1, 2006 (15)
	(xiv)	Investment Subadvisory Agreement between IMCO and OFI Institutional dated August 1, 2006 (15)
	(xv)	Investment Subadvisory Agreement between IMCO and Wellington Management dated August 1, 2006 (15)
	(xvi)	Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC dated October 2, 2006 (16)
	(xvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006. (15)
	(xviii)	Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. dated October 2, 2006 (16)
	(xix)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Batterymarch dated October 2, 2006 (16)
	(xx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (18)
	(xxi)	Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
	(xxii)	Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)

	(xxiii)	Investment Subadvisory Agreement between IMCO and The Renaissance Group, LLC dated December 3, 2007 (22)
	(xxiv)	Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
	(xxv)	Letter Agreement to Advisory Agreement adding Global Opportunities Fund (31)
	(xxvi)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (31)
	(xxvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (31)
	(xxviii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (31)
	(xxix)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (31)
	(xxx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (31)
	(xxxi)	Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(xxxii)	Letter Agreement to Advisory Agreement adding Managed Allocation Fund (41)
	(xxxiii)	Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (40)
	(xxxiv)	Letter Agreement to Advisory Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(xxxv)	Investment Subadvisory Agreement between IMCO and QS Investors, LLC (52)

e	(i)	Amended and Restated Underwriting Agreement dated April 30, 2010 (43)
	(ii)	Letter Agreement to Underwriting Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)

f		Not Applicable

g	(i)	Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (16)
	(ii)	Form of Custodian Agreement for Extended Market Index Fund (12)
	(iii)	Custodian Agreement for S&P 500 Index Fund dated July 31, 2006 (17)
	(iv)	Subcustodian Agreement dated March 24, 1994 (2)
	(v)	Fee Schedule dated January 1, 2010 (42)
	(vi)	Letter Agreement to the Amended and Restated Custodian Agreement adding Global Opportunities Fund (31)
(vii)
Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

	(viii)	Letter Agreement to the Amended and Restated Custodian Agreement adding Managed Allocation Fund (41)
	(viv)	Letter Agreement to the Amended and Restated Custodian Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)

h	(i)	Transfer Agency Agreement dated November 13, 2002 (8)
	(ii)	Letter Agreement to Transfer Agency Agreement dated August 1, 2006 adding 37 funds (15)
	(iii)	Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
	(iv)	Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds (15)
	(v)	Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)
	(vi)	Master Revolving Credit Facility Agreement with USAA Capital Corporation dated September 24, 2010 (52)
	(vii)	Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
	(viii)	Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
	(ix)	Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
(x)
Amended and Restated Master-Feeder Participation Agreement Among USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA Investment Management Company, and BlackRock Distributors, Inc. Dated as of October 1, 2006 (23)

	(xi)	Amended and Restated Subadministration Agreement dated October 1, 2006 (23)
	(xii)	Letter Agreement to the Transfer Agency Agreement adding Global Opportunities Fund (31)
	(xiii)	Letter Agreement to the Administration and Servicing Agreement adding Global Opportunities Fund (31)
(xiv)
Letter Agreement to the Transfer Agency Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

(xv)
Letter Agreement to the Administration and Servicing Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

	(xvi)	Letter Agreement to the Transfer Agency Agreement adding Managed Allocation Fund (41)
	(xvii)	Letter Agreement to the Administration and Servicing Agreement adding Managed Allocation Fund (41)
	(xviii)	Amendment to the Transfer Agency Agreement dated April 30, 2010 (43)
	(xviv)	Letter Agreement to the Transfer Agency Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(xx)	Letter Agreement to the Administration and Servicing Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)

i	(i)
Opinion and Consent of Counsel with respect to Cornerstone Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging Markets, Emerging Markets Institutional Shares, International, International Institutional Shares, Precious Metals and Minerals, Precious Metals and Minerals Institutional Shares, and World Growth Funds, and GNMA and Treasury Money Market Trusts (48)

	(ii)	Opinion and Consent of Counsel with respect to Aggressive Growth Fund Shares, Aggressive Growth Fund Institutional Shares, Growth Fund Shares, Growth Fund Institutional Shares,

Growth & Income Fund Shares, Growth & Income Fund Adviser Shares, Income Fund Shares, Income Fund Institutional Shares, Income Fund Adviser Shares, Income Stock Fund Shares, Income Stock Fund Institutional Shares, Short-Term Bond Fund Shares, Short-Term Bond Fund Institutional Shares, Short-Term Bond Fund Adviser Shares, Money Market Fund, Science & Technology Fund Shares, Science & Technology Fund Adviser Shares, First Start Growth Fund, Small Cap Stock Fund Shares, Small Cap Stock Fund Institutional Shares, Intermediate-Term Bond Fund Shares, Intermediate-Term Bond Fund Institutional Shares, Intermediate-Term Bond Fund Adviser Shares, High-Yield Opportunities Fund Shares, High-Yield Opportunities Fund Institutional Shares, High-Yield Opportunities Fund Adviser Shares, Capital Growth Fund, Value Fund Shares, Value Fund Institutional Shares, and Value Fund Adviser Shares (51)
(iii)
Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Real Return Fund Shares, Real Return Fund Institutional Shares, Ultra Short-Term Bond Fund, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (filed herewith)

(iv)
Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (34)

	(v)	Opinion and Consent of Counsel with respect to the Managed Allocation Fund (40)
(vi)
Opinion and Consent of Counsel with respect to Tax Exempt Long-Term Fund Adviser Shares, Tax Exempt Intermediate-Term Fund Adviser Shares, Tax Exempt Short-Term Fund Adviser Shares, California Bond Fund Adviser Shares, New York Bond Fund Adviser Shares, Virginia Bond Fund Adviser Shares, Emerging Markets Fund Adviser Shares, GNMA Trust Adviser Shares, International Fund Adviser Shares, Precious Metals and Minerals Fund Adviser Shares, and World Growth Fund Adviser Shares, (46)

	(vii)	Opinion and Consent with respect to the Real Return Fund Shares, Real Return Fund Institutional Shares, and Ultra Short-Term Bond Fund (51)

j	(i)
Consent of Independent Registered Public Accounting Firm with respect to Cornerstone Strategy Fund, Balanced Strategy Fund, Growth and Tax Strategy Fund, Emerging Markets Fund shares, Emerging Markets institutional shares, International Fund shares, International Fund institutional shares, Precious Metals and Minerals Fund shares, Precious Metals and Minerals Fund institutional shares, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (48)

(ii)
Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth Fund Shares, Aggressive Growth Fund Institutional Shares, Growth Fund Shares, Growth Fund Institutional Shares, Growth & Income Fund Shares, Growth & Income Fund Adviser Shares, Income Fund Shares, Income Fund Institutional Shares, Income Fund Adviser Shares, Income Stock Fund Shares, Income Stock Fund Institutional Shares, Short-Term Bond Fund Shares,  Short-Term Bond Fund Institutional Shares, Short-Term Bond Fund Adviser Shares, Money Market Fund, Science & Technology Fund Shares, Science & Technology Fund Adviser Shares, First Start Growth Fund, Small Cap Stock Fund Shares, Small Cap Stock Fund Institutional Shares, Intermediate-Term Bond Fund Shares, Intermediate-Term Bond Fund Institutional Shares, Intermediate-Term Bond Fund Adviser Shares, High-Yield Opportunities Fund Shares, High-Yield

Opportunities Fund Institutional Shares, High-Yield Opportunities Fund Adviser Shares, Capital Growth Fund, Value Fund Shares, Value Fund Institutional Shares, and Value Fund Adviser Shares (51)
(iii)
Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Real Return Fund Shares, Real Return Fund Institutional Shares, Ultra Short-Term Bond Fund, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (filed herewith)

(iv)
Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (34)

(v)
Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term Fund Adviser Shares, Tax Exempt Intermediate-Term Fund Adviser Shares, Tax Exempt Short-Term Fund Adviser Shares, California Bond Fund Adviser Shares, New York Bond Fund Adviser Shares, Virginia Bond Fund Adviser Shares, Emerging Markets Fund Adviser Shares, GNMA Trust Adviser Shares, International Fund Adviser Shares, Precious Metals and Minerals Fund Adviser Shares, and World Growth Fund Adviser Shares (46)

k		Omitted Financial Statements - Not Applicable

l		Subscriptions and Investment Letters
	(i)	Florida Bond Fund and Florida Money Market Fund dated June 25, 1993 (1)
	(ii)	Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)
	(iii)	Subscription and Investment Letter for Global Opportunities Fund (31)
	(iv)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(v)	Subscription and Investment Letter for Managed Allocation Fund (41)
	(vi)	Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund (51)

m		12b-1 Plans - (43)

n		18f-3 Plans
	(i)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund) (33)
	(ii)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (47)

o		Reserved

p		Code of Ethics
	(i)	USAA Investment Management Company dated February15, 2011 (filed herewith)
	(ii)	Northern Trust Investments dated February 1, 2005 (14)

	(iii)	BlackRock, Inc. dated September 30, 2006 (16)
	(iv)	Batterymarch Financial Management, Inc. dated February 1, 2005 (14)
	(v)	Wellington Management Company, LLP dated October 1, 2008 (32)
	(vii)	Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
	(viii)	Grantham, Mayo, Van Otterloo & Co., LLC dated October 26, 2005 (15)
	(ix)	Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3, 2006 (24)
	(x)	The Boston Company Asset Management LLC dated November 2006 (17)
	(xi)	MFS Investment Management dated January 1, 2007 (17)
	(xii)	Credit Suisse Asset Management, LLC dated April 2006 (15)
	(xiii)	Quantitative Management Associates January 9, 2007 (19)
	(xv)	UBS Global Asset Management June 11, 2007(19)
	(xvi)	Renaissance Investment Management July 2007 (22)
	(xvii)	Epoch Investment Partners, Inc. December 4, 2009 (40)
	(xviii)	QS Investors, LLC (45)
	(xix)	Winslow Capital Management, Inc. (49)

q		Powers of Attorney
	(i)	Powers of Attorney for Christopher W. Claus, Michael Reimherr, Richard A. Zucker, Barbara B. Dreeben, Robert L. Mason, Barbara Ostdiek, and Roberto Galindo, Jr. dated May 25, 2010 (43)

(1)	Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).
(2)	Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).
(3)	Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).
(4)	Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).
(5)	Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).
(6)	Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22, 2001).
(7)	Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2002).
(8)	Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2003).
(9)	Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).
(10)	Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).
(11)	Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2005).
(12)	Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).
(13)	Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).
(14)	Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2006).
(15)	Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).
(16)	Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).
(17)	Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2007).
(18)	Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2007).
(19)	Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2007).
(20)	Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2007).
(21)	Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2007).

(22)	Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).
(23)	Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).
(24)	Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2008).
(25)	Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(26)	Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(27)	Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30, 2008).
(28)	Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2008).
(29)	Previously filed with Post-effective Amendment No. 37 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(30)	Previously filed with Post-effective Amendment No. 38 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(31)	Previously filed with Post-effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2008).
(32)	Previously filed with Post-effective Amendment No. 41 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2008).
(33)	Previously filed with Post-effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2009).
(34)	Previously filed with Post-effective Amendment No. 44 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2009).
(35)	Previously filed with Post-effective Amendment No. 45 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2009).
(36)	Previously filed with Post-effective Amendment No. 46 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2009).
(37)	Previously filed with Post-effective Amendment No. 47 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2009).
(38)	Previously filed with Post-effective Amendment No. 48 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 17, 2009).
(39)	Previously filed with Post-effective Amendment No. 49 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 25, 2009).
(40)	Previously filed with Post-effective Amendment No. 50 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on January 29, 2010).
(41)	Previously filed with Post-effective Amendment No. 51 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 26, 2010).
(42)	Previously filed with Post-effective Amendment No. 52 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2010).
(43)	Previously filed with Post-effective Amendment No. 53 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 26, 2010).
(44)	Previously filed with Post-effective Amendment No. 54 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2010).
(45)	Previously filed with Post-effective Amendment No. 55 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2010).

(46)	Previously filed with Post-effective Amendment No. 56 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2010).
(47)	Previously filed with Post-effective Amendment No. 57 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 2, 2010).
(48)	Previously filed with Post-effective Amendment No. 58 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2010).

(49)	Previously filed with Post-effective Amendment No. 59 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2010).
(50)	Previously filed with Post-effective Amendment No. 60 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 15, 2010).
(51)	Previously filed with Post-effective Amendment No. 61 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 24, 2010).
(52)	Previously filed with Post-effective Amendment No. 62 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 28, 2011).

Item 24.Persons Controlled by or Under Common Control with the Fund

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information.

Item 25.Indemnification

Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

(a)
The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

(b)
Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion.  Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.Business and Other Connections of the Investment Adviser

Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the Statement of Additional Information captioned “Trustees and Officers of the Trust.”

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a)
Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Aggressive Growth, Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.

(b)
Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)
Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO’s current Form ADV as amended and filed with the SEC.

(d)
Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS’ current Form ADV as amended and filed with the SEC.

(e)	Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund,

Small Cap Stock Fund, and Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch’s current Form ADV as amended and filed with the SEC.

(f)
Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.

(g)
The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company’s current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(h)
MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS’s current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(i)
Credit Suisse Asset Management, LLC (Credit Suisse), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse’s current Form ADV as amended and filed with the SEC.

(j)
QS Investors, LLC , 880 Third Avenue,  New York, New York 10022, serves as subadvisor to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QS Investors is incorporated herein by reference to QS Investors’ current Form ADV as amended and filed with the SEC.

(k)
Quantitative Management Associates (QMA), located at 466 Lexington Avenue, New York, New York 10017, serves as subadvisor to the Cornerstone Strategy Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA’s current Form ADV as amended and filed with the SEC.

(l)
UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, Illinois 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS’s current Form ADV as amended and filed with the SEC.

(m)
The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance’s current Form ADV as amended and filed with the SEC.

(n)
Epoch Investment Partners, Inc. located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of Epoch is incorporated herein by reference to Epoch’s current Form ADV as amended and filed with the SEC.

(o)
Winslow Capital Management, Inc., located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Winslow is incorporated herein by reference to Winslow’s current Form ADV as amended and filed with the SEC.

Item 27. Principal Underwriters

(a)
USAA Investment Management Company (the “Adviser”) acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.

(b)	Following is information concerning directors and executive officers of USAA Investment Management Company.

Name and Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Christopher W. Claus 9800 Fredericksburg Road San Antonio, TX 78288	Chairman of the Board of Directors	President, Trustee and Vice Chairman of the Board of Trustees
Daniel S. McNamara 9800 Fredericksburg Road San Antonio, TX 78288	President and Director	Vice President
Kristi A. Matus 9800 Fredericksburg Road San Antonio, TX 78288	Director	None

Mark S. Howard 9800 Fredericksburg Road San Antonio, TX 78288	Senior Vice President and Assistant Secretary	None
R. Matthew Freund 9800 Fredericksburg Road San Antonio, TX 78288	Senior Vice President, Investment Portfolio Management	Vice President
Christopher P. Laia 9800 Fredericksburg Road San Antonio, TX 78288	Vice President, Secretary and Counsel	Secretary
Roberto Galindo, Jr. 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President Mutual Fund Financial Administration	Treasurer
Jeffrey D. Hill 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President Compliance Mutual Funds	Chief Compliance Officer
(c)	Not Applicable

Item 28.Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	Northern Trust Investments, N.A. 50 S. LaSalle Street Chicago, Illinois 60603

USAA Shareholder Account Services 9800 Fredericksburg Road San Antonio, Texas 78288	Chase Manhattan Bank 4 Chase MetroTech 18th Floor Brooklyn, New York 11245

State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund, Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and Global Opportunities Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities Fund)

QS Investors, LLC
880 Third Avenue
New York, New York 10022
 (records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and Global Opportunities Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, Illinois 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Winslow Capital Management, Inc.,
4720 IDS Tower
80 South Eighth Street
Minneapolis, Minnesota 55402
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

Item 29.Management Services

Not Applicable.

Item 30.Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 26thth day of April, 2011.

USAA MUTUAL FUNDS TRUST

/s/ Daniel S. McNamara
______________________
Daniel S. McNamara
Vice President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)	(Title)	(Date)
/s/ Richard A. Zucker Richard A. Zucker	Chairman of the Board of Trustees	April 26, 2011
/s/ Christopher W. Claus Christopher W. Claus	Vice Chairman of the Board of Trustees and President (Principal Executive Officer)	April 26, 2011
/s/ Roberto Galindo, Jr. Roberto Galindo, Jr.	Treasurer (Principal Financial and Accounting Officer)	April 26, 2011
/s/ Barbara B. Dreeben Barbara B. Dreeben	Trustee	April 26, 2011
/s/ Robert L. Mason Robert L. Mason	Trustee	April 26, 2011
/s/ Barbara B. Ostdiek Barbara B. Ostdiek	Trustee	April 26, 2011
/s/ Michael F. Reimherr Michael F. Reimherr	Trustee	April 26, 2011

SIGNATURES

Quantitative Master Series LLC has duly caused this Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of USAA Mutual Funds Trust as it relates to the Quantitative Master Series LLC only to be signed on its behalf by the undersigned, thereunto duly authorized, in the township of Plainsboro and state of New Jersey on the 29th day of April, 2011.

QUANTITATIVE MASTER SERIES TRUST LLC

/s/ John M. Perlowski
_____________________________________
John M. Perlowski, President and
Chief Executive Officer

This Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of USAA Mutual Funds Trust has been signed below by the following persons in the capacities included with respect to the Quantitative Master Series LLC only on April 29, 2011.

(Signature)	(Title)	(Date)
/s/ John M. Perlowski John M. Perlowski	President and Chief Executive Officer (Principal Executive Officer)	April 29, 2011
* Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)
* David O. Beim	Director	April 29, 2011
* Richard S. Davis	Director	April 29, 2011
* Ronald W. Forbes	Director	April 29, 2011
* Henry Gabbay	Director	April 29, 2011
* Matina Horner	Director	April 29, 2011
* Rodney D. Johnson	Director	April 29, 2011

* Herbert I. London	Director	April 29, 2011
* Cynthia A. Montgomery	Director	April 29, 2011
* Joseph P. Platt, Jr.	Director	April 29, 2011
* Robert C. Robb, Jr.	Director	April 29, 2011
* Kenneth L. Urish	Director	April 29, 2011
*	Director	April 29, 2011
Frederick W. Winter

*By: /s/ John M. Perlowski ____________________________ John M. Perlowski, Attorney-in-Fact

EXHIBIT INDEX

Exhibit		Item	Page No.
i	(iii)	Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds.	695
j	(iii)	Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds	699
p	(i)	USAA Investment Management Company dated February15, 2011.	701